      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998


                                               REGISTRATION NO. 33-2625/811-4460

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 18


                             ---------------------

               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             ADAM SCARAMELLA, ESQ.


                                    COUNSEL


                        PROVIDENT MUTUAL LIFE INSURANCE

                            COMPANY OF PHILADELPHIA
                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                   COPIES TO:

                             STEPHEN E. ROTH, ESQ.
                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

     It is proposed that this filing will become effective (check appropriate box)
         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on May 1, 1998 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)

         [ ] on (date) pursuant to paragraph (a) of rule 485



                     Title of Securities Being Registered:


   Interests in Modified Premium Adjustable Variable Life Insurance Policies

================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


     N-8N-2
      ITEM                              CAPTION IN PROSPECTUS
     ------                             ---------------------
 1                   Cover Page
 2                   Cover Page
 3                   Not Applicable
 4                   Distribution of Policies
 5                   The Separate Accounts
 6(a)                The Separate Accounts
 6(b)                Not Applicable
 9                   Legal Proceedings
10(a) and (b)        Not Applicable
10(c) and (d)        Withdrawal of Excess Cash Value; Surrender of the Policy;
                     Exchange Privilege; Transfers Between Separate Accounts;
                     Free-Look Provision; Loan Privilege; Accelerated Death
                     Benefit
10(e)                Payment and Allocation of Premiums; Accelerated Death
                     Benefit
10(f), (g), and      Voting Rights, Changes in Applicable Law, Funding and
  (h)                Otherwise
10(i)                Other Policy Provisions
11                   Provident Mutual Life Insurance Company; The Separate
                     Accounts; The Funds; The Stripped ("Zero") U.S. Treasury
                     Securities Fund, Provident Mutual Series A
12                   The Separate Accounts; The Funds; The Stripped ("Zero") U.S.
                     Treasury Securities Fund, Provident Mutual Series A;
                     Distribution of Policies
13(a), (b), and      Payment and Allocation of Premium; Charges and Expenses;
  (c)                Accelerated Death Benefit
13(d), (e), and      Not Applicable
  (f)
14                   Availability of Policy; Payment and Allocation of Premiums;
                     Distribution of Policies; Accelerated Death Benefit
15                   Payment and Allocation of Premiums
16                   The Separate Accounts; The Funds; The Stripped ("Zero") U.S.
                     Treasury Securities Fund, Provident Mutual Series A
17                   See items 10(c), (d), and (e)
18(a), (b), and      The Separate Accounts; Death Benefit; Cash Value
  (c)
18(d)                Not Applicable
19                   Reports
20                   Not Applicable
21(a) and (b)        Loan Privilege; Accelerated Death Benefit
21(c)                Not Applicable
22                   Not Applicable
23                   Officers and Directors of PMLIC
24                   Not Applicable
25                   PMLIC
26                   See Item 13(a), (b), and (c)
27                   Provident Mutual Life Insurance Company

     N-8N-2
      ITEM                              CAPTION IN PROSPECTUS
     ------                             ---------------------
28                   Officers and Directors of PMLIC
29                   Provident Mutual Life Insurance Company
30                   Not Applicable
31                   Not Applicable
32                   Not Applicable
33(a)                Not Applicable
33(b)                Distribution of Policies
34                   Not Applicable
35                   Provident Mutual Life Insurance Company; State Regulation;
                     Accelerated Death Benefit
36                   Not Applicable
37                   Not Applicable
38                   Distribution of Policies
39                   Distribution of Policies
40(a)                Distribution of Policies
40(b)                Market Street Fund, Inc.; Distribution of Policies
41                   Distribution of Policies
42                   Not Applicable
43                   Not Applicable
44(a)                Death Benefit; Cash Value; Accelerated Death Benefit
44(b) and (c)        Not Applicable
45                   Not Applicable
46(a)                Death Benefit; Cash Value; Accelerated Death Benefit
46(b)                Not Applicable
47                   Not Applicable
48                   Not Applicable
49                   Not Applicable
50                   The Separate Accounts
51                   Not Applicable
52(a), (b),          Voting Rights, Changes in Applicable Law, Funding and
  and(c)             Otherwise
52(d)                Not Applicable
53(a)                Federal Income Tax Considerations
53(b)                Not Applicable
54                   Not Applicable
55                   Not Applicable

(ART)

                       PROSPECTUS
                       FOR
                       MODIFIED PREMIUM
                       VARIABLE LIFE
                       INSURANCE
                       ISSUED BY
                       PROVIDENT MUTUAL
                       LIFE INSURANCE COMPANY

                       OPTIONS

                       FORM 15732 5.98

LOGO
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
                MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY:

                                      LOGO
                PROVIDENT MUTUAL LIFE INSURANCE COMPANY (PMLIC)
                1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (610) 407-1717
--------------------------------------------------------------------------------

    This Prospectus describes a modified premium variable life insurance policy (Policy) offered by PMLIC. The purpose of the Policy is to provide lifetime insurance coverage and to lessen the economic loss resulting from the death of the Insured. The Policy is also designed to provide flexibility in connection with premium payments and the potential for increased death benefits and gives the Policyowner (Owner) the right to allocate Net Premiums among investment alternatives with different investment objectives.

    The Policy provides for the payment of scheduled premiums until age 100. However, if certain conditions are met, the Owner may not be required to pay scheduled premiums to keep the Policy in full force. The Owner may also, subject to certain restrictions, make unscheduled premium payments.

    The Policy's minimum Face Amount is currently $50,000. The Policy is available to Insureds who have an Issue Age of 80 or less.

    The Policy provides for a Death Benefit payable at the Insured's death. So long as all required scheduled premiums are paid, and there are no outstanding policy loans, the Death Benefit will never be less than the applicable Guaranteed Minimum Death Benefit for the Policy, regardless of investment experience.


    Net Premiums are allocated to one or more of eight Separate Accounts selected by the Owner: the Provident Mutual Variable Growth Separate Account, the Provident Mutual Variable Money Market Separate Account, the Provident Mutual Variable Bond Separate Account, the Provident Mutual Variable Managed Separate Account, the Provident Mutual Variable Zero Coupon Bond Separate Account, the Provident Mutual Variable Aggressive Growth Separate Account, the Provident Mutual Variable International Separate Account and the Provident Mutual Variable Separate Account (collectively, the Separate Accounts). The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding mutual fund portfolio. Each portfolio is a part of Market Street Fund, Inc. ("MS Fund"). The Zero Coupon Bond Separate Account has one Sub Account, the assets of which are used to purchase units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Coupon Trust" or "Trust"). The Provident Mutual Variable Separate Account has twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; Variable Insurance Products Fund; Variable Insurance Products Fund II; American Fund, American Century Variable Portfolios, Inc., Van Eck Worldwide Insurance Trust and the MS Fund (the "Funds").


    The Cash Value of the Policy will reflect the investment performance of the Separate Accounts as well as the frequency and amount of premiums paid, withdrawals, policy loans and the monthly charges and deductions assessed in connection with the Policy. The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts. There is no guaranteed minimum Cash Value.


    The accompanying Prospectuses for the Funds and for the Zero Coupon Trust describe the investment objectives and the attendant risks of the portfolios and of the Trust.


    Replacing existing insurance with the Policy described in this Prospectus may not be to your advantage.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                          Prospectus dated May 1, 1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................    1
Summary Description of the Policy...........................    3
     The Policy Offered.....................................    3
     Availability of Policy.................................    3
     The Death Benefit......................................    4
     Cash Value.............................................    4
     Illustrations of Death Benefits and Cash Surrender
      Values................................................    4
     Allocation of Net Premiums.............................    5
     Charges Assessed in Connection with the Policy.........    5
          Premium Expense Charge............................    5
          Surrender Charge..................................    5
          Monthly Deduction from Cash Value.................    5
          Daily Charges Against the Separate Accounts.......    5
          Table of Funds and Expenses.......................    6
     Free-Look Provision....................................    7
     Loan Privilege.........................................    8
     Withdrawal of Excess Cash Value........................    8
     Surrender of the Policy................................    8
     Accelerated Death Benefit..............................    9
     Exchange Privilege.....................................    9
     Tax Treatment..........................................    9
     Unisex Policies........................................    9
Provident Mutual Life Insurance Company, The Separate
  Accounts, The Funds, The Stripped ("Zero") U.S. Treasury
  Securities Fund, Provident Mutual Series A................   10
     Provident Mutual Life Insurance Company................   10
     The Separate Accounts..................................   10
     Market Street Fund, Inc................................   10
     The Stripped ("Zero") U.S. Treasury Securities Fund,
      Provident Mutual Series A.............................   13
     The Alger American Fund................................   14
     The Variable Insurance Products Fund and Variable
      Insurance Products Fund II............................   14
          VIP Fund..........................................   15
          VIP Fund II.......................................   15
     Neuberger & Berman Advisers Management Trust...........   17
     Van Eck Worldwide Insurance Trust......................   18
Termination of Participation Agreements.....................   19
Resolving Material Conflicts................................   20
Detailed Description of Policy Provisions...................   21
     Availability of the Policy.............................   21
     Death Benefit..........................................   21
          Availability of Death Benefit Options.............   21
          The Guaranteed Minimum............................   21
          How the Death Benefit May Vary....................   21
     Cash Value.............................................   22
          How the Cash Value May Vary.......................   22
          Net Investment Factor.............................   22
     Payment and Allocation of Premiums.....................   22
          Scheduled Premiums................................   22
          Amount of Scheduled Premiums......................   23
          Unscheduled Premiums..............................   24
          Premium Change Date...............................   24
          Tax Consequences..................................   25

                                                              PAGE
                                                              ----
          Special Premium Payment Provision.................   25
          Automatic Premium Loan............................   28
          Allocation of Net Premiums........................   28
          Transfers Between Separate Accounts or
         Subaccounts........................................   28
          Telephone Transfers...............................   28
          Automatic Asset Rebalancing.......................   28
          Grace Period for Payment of Scheduled Premiums....   29
          Reinstatement.....................................   29
          Options on Lapse..................................   29
               Extended Term Insurance......................   29
               Reduced Paid Up Insurance....................   29
     Backdating of Policy...................................   29
     Free-Look Provision....................................   30
     Exchange Privilege.....................................   30
     Loan Privilege.........................................   30
          Interest Rate.....................................   30
          Variable Loan Interest Rate.......................   31
          Allocation of Loans and Repayments................   31
          Effect of Loan....................................   31
          Lapse With Loans Outstanding......................   31
     Withdrawal of Excess Cash Value........................   32
          Calculation of Withdrawal Single Premium..........   32
          Effect of Withdrawal..............................   33
     Surrender of the Policy................................   33
     Accelerated Death Benefit..............................   33
          Tax Consequences of the Rider.....................   33
          Amount of the Accelerated Death Benefit...........   33
          Conditions for Receipt of the Accelerated Death
         Benefit............................................   34
          Operation of the Rider............................   34
          Effect on Existing Policy.........................   34
Charges and Expenses........................................   35
     Premium Expense Charge.................................   35
          Premium Processing Charge.........................   35
          Sales Charge......................................   35
          State and Local Premium Tax Charge................   35
     Surrender Charge.......................................   35
          Contingent Deferred Administrative Charge.........   35
          Contingent Deferred Sales Charge..................   35
     Monthly Deductions from Cash Value of Separate
      Accounts..............................................   37
          Cost of Insurance.................................   37
          Administration Charge.............................   37
          Minimum Death Benefit Guarantee Charge............   37
          First Year Policy Charge..........................   37
          Supplementary Benefit Charge......................   37
     Daily Charges Against the Separate Accounts............   38
          Charge for Mortality and Expense Risks............   38
          Asset Charge Against Zero Coupon Bond Separate
         Account............................................   38
          Charges for Income Taxes..........................   38
          Guarantee of Certain Charges......................   38
          Other Charges.....................................   38
Federal Income Tax Considerations...........................   38
     Introduction...........................................   38

                                                              PAGE
                                                              ----
     Tax Status of the Policy...............................   39
     Tax Treatment of Policy Benefits.......................   40
          In General........................................   40
          Modified Endowment Contracts......................   40
          Distributions from Policies Classified as Modified
         Endowment Contracts................................   41
          Distributions from Policies Not Classified as
         Modified Endowment Contracts.......................   41
          Policy Loan Interest..............................   41
          Investment in the Policy..........................   41
          Multiple Policies.................................   42
          Other Tax Consequences............................   42
          Possible Tax Law Changes..........................   42
     Special Rules for Pension and Profit-Sharing Plans.....   42
     Possible Charge for PMLIC's Taxes......................   42
Other Policy Provisions.....................................   43
     Payments...............................................   43
     The Contract...........................................   43
     Ownership..............................................   43
     Beneficiary............................................   43
     Change of Owner and Beneficiary........................   44
     Assignment.............................................   44
     Misstatement of Age and Sex............................   44
     Suicide................................................   44
     Incontestability.......................................   44
     Dividends..............................................   44
     Settlement Options.....................................   44
          Proceeds at Interest Option.......................   45
          Instalments of a Specified Amount Option..........   45
          Instalments for a Specified Period Option.........   45
          Life Income Option................................   45
          Joint and Survivor Life Income....................   45
          Alternate Life Income Option......................   45
Supplementary Benefits......................................   45
          Disability Waiver of Premium......................   45
          Accidental Death Benefit..........................   45
          Guaranteed Purchase Option........................   45
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................   45
Legal Developments Regarding Unisex Actuarial Tables........   46
Voting Rights...............................................   46
Changes in Applicable Law, Funding and Otherwise............   47
Officers and Directors of PMLIC.............................   47
Distribution of Policies....................................   49
Policy Reports..............................................   50
Preparing for Year 2000.....................................   50
State Regulation............................................   51
Legal Proceedings...........................................   51
Experts.....................................................   51
Legal Matters...............................................   51
Appendix A--Illustrations of Death Benefits, Cash Surrender
  Values and Accumulated Premiums...........................  A-1
Appendix B--Calculation of Net Investment Factor and Cash
  Value of Policy...........................................  B-1
Appendix C--Long Term Market Trends.........................  C-1
Financial Statements........................................  F-1

                            ------------------------

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.
                            ------------------------

                                  DEFINITIONS

ATTAINED AGE................   The Issue Age of the Insured plus the number of
                               full Policy Years since the Policy Date.

BASE PREMIUM................   Total scheduled premium minus the premium
                               processing charge and any premium for
                               supplementary benefits and extra-premium class.

CASH VALUE..................   The total amount invested under the Policy. It is
                               the sum of the Cash Values in the Separate
                               Accounts. If there is an outstanding policy loan, the Cash Value in the General Account will be added to the Cash Value of the Separate Accounts to determine the Cash Value of the Policy.

DEATH BENEFIT...............   The greatest of: (1) the applicable Guaranteed
                               Minimum Death Benefit for the Policy; (2) the
                               Face Amount plus the amount by which the Cash
                               Value on the date of death exceeds the
                               appropriate Special Premium Payment Single
                               Premium; or (3) the Cash Value on the date of death times the appropriate Death Benefit Factor.
                               This amount is adjusted to determine the Proceeds at death which is paid to the beneficiary.

FACE AMOUNT.................   The Face Amount is specified in the Policy. If
                               scheduled premiums are paid when due and there are no outstanding policy loans, this will be the minimum Death Benefit.

GRACE PERIOD................   The 61-day period allowed for payment of a
                               scheduled premium following the due date for such premium.

GUARANTEED MINIMUM DEATH
   BENEFIT..................   Under the Basic Death Benefit Option, the Face
                               Amount of the Policy; under the Increasing Death
                               Benefit Option, the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death.

HOME OFFICE.................   PMLIC's Home Office at 1050 Westlakes Drive,
                               Berwyn, PA 19312.

INSURED.....................   The person upon whose life the Policy is issued.

ISSUE AGE...................   The age of the Insured at his or her birthday
                               nearest the Policy Date. The Issue Age is stated in the Policy.

ISSUE DATE..................   The date on which the Policy is issued.

LOAN VALUE..................   The maximum amount that may be borrowed under the
                               Policy.

NET CASH SURRENDER VALUE....   The Cash Value of the Policy minus any
                               outstanding policy loan and accrued interest and minus any surrender charge.

NET PREMIUM.................   The remainder of a Base Premium after deduction
                               of the 7 1/2% charge for sales load and state premium tax or the remainder of an unscheduled premium after deduction of the Premium Expense
                               Charge.

POLICY ANNIVERSARY..........   The same day and month as the Policy Date in each
                               later year.

POLICY DATE.................   The date set forth in the Policy that is used to
                               determine Policy Years and Policy Processing
                               Days.

POLICY PROCESSING DAY.......   The day in each calendar month which is the same
                               day of the month as the Policy Date.

POLICY YEAR.................   A year that starts on the Policy Date or on a
                               Policy Anniversary.

PROCEEDS....................   The net amount paid when the Insured dies or the
                               Policy is surrendered.

SPECIAL PREMIUM PAYMENT
   SINGLE PREMIUM...........   An amount used to determine whether the Owner is
                               required to pay scheduled premiums to keep the Policy in full force.

VALUATION DAY...............   Any day Monday through Friday, except days when
                               PMLIC is closed for holidays.

VALUATION PERIOD............   The time between two successive Valuation Days.
                               Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of Policy information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise stated, this summary assumes that there is no outstanding policy loan.

THE POLICY OFFERED

     The Modified Premium Variable Life Insurance Policy (Policy) offered by this Prospectus is issued by Provident Mutual Life Insurance Company (PMLIC). The Policy is designed to provide lifetime insurance coverage and to help lessen the economic loss resulting from the death of the Insured. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential.

     In many respects the Policy is similar to a traditional fixed-benefit whole life insurance policy with a Guaranteed Minimum Death Benefit, scheduled premium payments, cash value, loan privileges and other features usually associated with such insurance. Unlike a fixed-benefit life insurance policy, this Policy is "variable" because its Death Benefit may, and its Cash Value will, vary to reflect the investment performance of the chosen Separate Accounts, as well as other factors.

     The Policy is described as a "modified premium" policy because of the flexibility it provides the Owner with respect to the payment of premiums. The Policy provides for the payment of scheduled premiums. However, the Owner is permitted, subject to certain restrictions, to make unscheduled premium payments. Also, under certain circumstances, scheduled premiums will not be required to keep the Policy in full force. (See "Payment and Allocation of Premiums," Page 22.)

     So long as required scheduled premiums are paid, the Policy will not lapse, even if investment experience is unfavorable. Thus, the payment of required scheduled premiums guarantees insurance protection at least equal to the applicable Guaranteed Minimum Death Benefit for the Policy. There is no minimum guaranteed Cash Value.


     After the deduction of Premium Expense Charges, Net Premiums are allocated to one or more of the Separate Accounts selected by the Owner. The assets of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts are invested in a corresponding portfolio of Market Street Fund, Inc. (the MS Fund), a series mutual fund with eleven separate investment portfolios, each intended to meet different investment objectives. Provident Mutual Variable Separate Account consists of twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: Neuberger & Berman Advisers Management Trust; Variable Insurance Products Fund II; The Alger American Fund; Van Eck Worldwide Insurance Trust and the MS Fund (together, the "Funds", each, a "Fund"). The Subaccount of the Zero Coupon Bond Separate Account invests in units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust or Trust).


     There is no assurance that the investment objectives of a particular Portfolio or Trust will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Accounts.

     A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for an existing policy.

AVAILABILITY OF POLICY

     Under current Company rules, PMLIC ordinarily will write Policies for individuals with a minimum Face Amount of $50,000. PMLIC may change this minimum at a later date. The Policy can be issued for Insureds from Issue Ages 0 to 80. Before issuing a Policy, PMLIC will require that the Insured meet certain medical standards satisfactory to PMLIC. The premium classes available will be Standard, Non-Smoker, Non-Smoker with Extra-Premium and Extra-Premium.

THE DEATH BENEFIT

     If the Policy is in full force on the date of the Insured's death, PMLIC will pay the Proceeds at death to the beneficiary upon receipt of due proof of the Insured's death.

     The Death Benefit is the greatest of: (1) the applicable Guaranteed Minimum Death Benefit for the Policy; (2) the Face Amount of the Policy plus the amount by which the Cash Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or (3) the Cash Value on the date of death times the Death Benefit Factor for the Insured's sex (if applicable), Attained Age and premium class. There are two Death Benefit Options under the Policy -- the Basic Death Benefit Option and the Increasing Death Benefit Option. The applicable Guaranteed Minimum Death Benefit depends upon which Death Benefit Option is chosen. Under the Basic Death Benefit Option, the Guaranteed Minimum Death Benefit is the Face Amount of the Policy; under the Increasing Death Benefit Option, the Guaranteed Minimum Death Benefit is the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death. The Increasing Death Benefit Option is subject to certain availability restrictions. (See "Death Benefit," Page 21.)

     As long as required scheduled premiums are paid, the Death Benefit will not be less than the applicable Guaranteed Minimum Death Benefit for the Policy. The extent to which the Death Benefit exceeds the applicable Guaranteed Minimum Death Benefit depends on the Cash Value of the Separate Accounts at the Insured's death and therefore will reflect the investment results of the Accounts to which premiums are allocated. The Proceeds payable at death will be reduced by any outstanding policy loan and accrued interest and by any unpaid amounts due PMLIC. (See "Death Benefit," Page 21.)

CASH VALUE

     Provided there is no outstanding policy loan, the Cash Value of the Policy is equal to the sum of the Cash Values of the Separate Accounts to which premiums are allocated. The Cash Value of each Separate Account will reflect the amount and frequency of premium payments, the investment experience of that Separate Account, any policy loans and withdrawals of excess Cash Value and the imposition of charges in connection with the Policy. There is no guaranteed minimum Cash Value for the Policy. Although the Policy offers the possibility of Cash Value appreciation, there is no assurance that such will occur. It is also possible, due to poor investment experience, for the Cash Value to decline to the point of having no value. Therefore, the Owner bears the entire investment risk for amounts allocated to the Separate Accounts. (See "Cash Value," Page 22.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

     Illustrations on Pages A-3 to A-10 in Appendix A show how Death Benefits and cash surrender values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if scheduled premiums were invested to earn interest (after taxes) at 5% compounded annually. Since these illustrations are based on the payment of scheduled premiums only, they are applicable for either Death Benefit Option. The illustrations on pages A-11 and A-12 in Appendix A assume that unscheduled premium payments are made and show how Death Benefits and cash surrender values vary based upon whether the Basic Death Benefit Option or Increasing Death Benefit Option is selected.

     These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

     If a Policy is surrendered in the early Policy Years, the Net Cash Surrender Value payable will be low as compared with the premium accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

ALLOCATION OF NET PREMIUMS

     Net scheduled premiums will be allocated to the Separate Accounts in accordance with the allocation percentages which are in effect when such premiums are received at PMLIC's Home Office. These percentages will be those indicated in the Application for the Policy, unless the Owner subsequently changes this allocation by giving written notice to PMLIC.

     Net unscheduled premiums will be allocated to the Separate Accounts in accordance with the percentages then in effect for scheduled premiums, unless PMLIC receives written instructions to allocate the unscheduled premium payment in a different manner. Such instructions will only apply to that particular unscheduled premium payment.

     The Owner will bear the investment risk of Net Premiums allocated to the Separate Accounts.

     Subject to certain restrictions, the Owner may transfer amounts among Separate Accounts and between and among subaccounts of a Separate Account. (See "Payment and Allocation of Premiums," Page 22.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

     Premium Expense Charge. Before allocating Net Premiums to the chosen Separate Accounts, a deduction will be made from each premium payment. The Premium Expense Charge consists of the following: $1.00 for premium processing, a 5% charge for sales expenses, and a 2 1/2% charge for state premium taxes. (See "Premium Expense Charge," Page 35.)

     Surrender Charge. If a Policy is surrendered or lapses during the first 9 Policy Years, a surrender charge will be deducted from the net Cash Value. The total surrender charge is the sum of a Contingent Deferred Administration Charge no greater than $5.00 per $1,000 of Face Amount and a Contingent Deferred Sales Charge no greater than 25% of the scheduled Base Premium for Policy Year 1 plus 5% of the scheduled Base Premiums in Policy Years 2 through 5. (See "Surrender Charge," Page 35.)


     Monthly Deduction from Cash Value. On each Policy Processing Day (the Policy Date and the same day of each succeeding month), the Cash Value of each Separate Account to which Net Premiums are allocated will be reduced by its proportional share of a monthly deduction equal to the sum of: the cost of insurance charge based on rates that do not exceed those specified in the 1980 CSO Table; an administration charge of $3.25 plus $0.015 per $1,000 of Face Amount; a minimum Death Benefit guarantee charge of $0.01 per $1,000 of Guaranteed Minimum Death Benefit; and, during the first Policy Year, a policy charge of $5.00 (See "Monthly Deductions from Cash Value of Separate Accounts," Page 37.)


     Daily Charges Against the Separate Accounts. A daily charge for PMLIC's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an effective annual rate of 0.60% of the average daily net assets of the Separate Accounts.


     In addition, for the Zero Coupon Bond Separate Account, a deduction, equivalent to an effective annual rate of 0.25% of the average daily net assets of each Sub Account will be made for transaction charges associated with the purchase of units of the Zero Coupon Trust. This 0.25% charge may be increased in the future but in no event will it exceed an effective annual rate of 0.50%. (See "Daily Charges Against the Separate Accounts," Page 38.)


     Shares of the Portfolios are purchased by the Separate Accounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.

                        TABLE OF FUND FEES AND EXPENSES



                                                                MONEY                              AGGRESSIVE
                                                 GROWTH        MARKET       BOND       MANAGED       GROWTH     INTERNATIONAL
                                               PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
                                               ---------      ---------   ---------   ---------    ----------   -------------
MARKET STREET FUND ANNUAL EXPENSES   (AS A
% OF AVERAGE NET ASSETS)
Management Fees (Investment Advisory Fees
  )........................................       0.32%         0.25%       0.35%        0.41%        0.45%         0.75%
Other Expenses.............................       0.11%         0.14%       0.22%        0.17%        0.18%         0.27%
                                                  ----          ----        ----         ----         ----          ----
Total Fund Annual Expenses.................       0.43%         0.39%       0.57%        0.58%        0.63%         1.02%



                                                ALL PRO        ALL PRO     ALL PRO     ALL PRO
                                               LARGE CAP      LARGE CAP   SMALL CAP   SMALL CAP
                                                 GROWTH         VALUE      GROWTH       VALUE
                                               PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ---------      ---------   ---------   ---------
MARKET STREET FUND ANNUAL EXPENSES   (AS A
% OF AVERAGE NET ASSETS )
Management Fees (Investment Advisory
  Fees)....................................       0.70%         0.70%       0.90%        0.90%
Other Expenses.............................       0.40%         0.40%       0.40%        0.40%
                                                  ----          ----        ----         ----
Total Fund Annual Expenses.................       1.10%         1.10%       1.30%        1.30%



                                                 SMALL
                                             CAPITALIZATION
                                               PORTFOLIO
                                             --------------
ALGER AMERICAN FUND ANNUAL EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       0.85%
Other Expenses.............................       0.04%
                                                  ----
Total Fund Annual Expenses.................       0.89%



                                                  HIGH         EQUITY
                                                 INCOME        INCOME      GROWTH      OVERSEAS
                                               PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ---------      ---------   ---------   ---------
VARIABLE INSURANCE PRODUCT FUND
  ("VIP FUND") ANNUAL EXPENSES(2)   (AS A %
OF AVERAGE NET ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       0.59%         0.49%       0.60%        0.74%
Other Expenses (after reimbursement)(1)....       0.12%         0.08%       0.07%        0.16%
                                                  ----          ----        ----         ----
Total Fund Annual Expenses (after
  reimbursement)(1)........................       0.71%         0.57%       0.67%        0.90%



                                                                          INVESTMENT
                                                 ASSET          INDEX       GRADE
                                                MANAGER          500         BOND      CONTRAFUND
                                               PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                               ---------      ---------   ----------   ----------
VARIABLE INSURANCE PRODUCTS FUND II
  ("VIP II FUND") ANNUAL EXPENSES(2)   (AS
A % OF AVERAGE NET ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       0.55%         0.28%        0.44%        0.59%
Other Expenses (after reimbursement)(1)....       0.09%         0.00%        0.14%        0.09%
                                                  ----          ----         ----         ----
Total Fund Annual Expenses (after
  reimbursement)(1)........................       0.64%         0.28%        0.58%        0.68%

                                                LIMITED
                                                MATURITY
                                                  BOND
                                               PORTFOLIO
                                               ---------
NEUBERGER & BERMAN ADVISERS MANAGEMENT
TRUST ANNUAL EXPENSES(2)   (AS A % OF
AVERAGE NET ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       0.65%
Other Expenses.............................       0.12%
                                                  ----
Total Fund Annual Expenses.................       0.77%



                                                              WORLDWIDE   WORLDWIDE   WORLDWIDE
                                               WORLDWIDE        HARD      EMERGING       REAL
                                                  BOND         ASSETS      MARKETS      ESTATE
                                               PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               ---------      ---------   ---------   ---------
VAN ECK WORLDWIDE INSURANCE TRUST ANNUAL
EXPENSES(2)   (AS A % OF AVERAGE NET
ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       1.00%         1.00%       1.00%        1.00%
Other Expenses (after reimbursement)(1)....       0.12%         0.17%       0.00%        0.17%
                                                  ----          ----        ----         ----
Total Fund Annual Expenses (after
  reimbursement)(1)........................       1.12%         1.17%       1.00%        1.17%



                                                  ZERO
                                                 COUPON
                                                  2006
                                               PORTFOLIO
                                               ---------
MERRILL LYNCH ZERO UST SECURITIES FUND
ANNUAL EXPENSES(2)   (AS A % OF AVERAGE NET
ASSETS)
Management Fees (Investment Advisory
  Fees)....................................       0.00%
Other Expenses.............................       0.25%
                                                  ----
Total Fund Annual Expenses.................       0.25%



(1) For certain portfolios, certain expenses were reimbursed during 1997. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1997 Other Expenses and Total Annual Expenses would have been 0.09%, 0.58%, respectively, for the VIP Fund Equity Income Portfolio, 0.09%, 0.69%, respectively, for the VIP Fund Growth Portfolio, 0.17%, 0.91%, respectively, for the VIP II Fund Overseas Portfolio, 0.10%, 0.65%, respectively, for the VIP II Fund Asset Manager Portfolio, 0.13%, 0.40%, respectively, for the VIP II Fund Index 500 Portfolio, 0.11%, 0.71%, respectively, for the VIP II Fund Contrafund Portfolio, and 0.18%, 1.18%, respectively, for the Van Eck Worldwide Hard Assets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1997 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the VIP Fund, the VIP II Fund, the Neuberger & Berman ATM Fund, the Van Eck WIT Fund and the Merrill Lynch Zero Coupon Fund are not affiliated with PMLIC.


FREE-LOOK PROVISION

     The Policy provides for a free-look period. The Owner may cancel the Policy before the latest of: 45 days after Part I of the Application is signed; 10 days after the Owner receives the Policy; or 10 days of the mailing of the Notice of Withdrawal Right. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Policy will be cancelled. PMLIC will promptly pay to the Owner a refund equal to either the total Cash Value of the Separate Accounts on the date PMLIC receives the returned Policy plus: (1) any Premium Expense Charges which were deducted from premiums; (2) monthly deductions made on any Policy Processing Day; and (3) an amount reflecting other charges directly or indirectly deducted under the Policy, or, where required by state law, the sum of premiums paid. (See "Free-Look Provision," Page 30.)

LOAN PRIVILEGE

     The Owner may obtain policy loans not exceeding: (1) for Policy Years 1 through 3, 75% of the cash surrender value; and (2) for Policy Years 4 and thereafter, 90% of the cash surrender value. For policies issued to Virginia residents, the policy loan available in all years will be 90% of the cash surrender value.

     At the time of Application, the Owner must elect one of two policy loan interest rate options -- either a fixed 8% per year or variable rate which will not exceed the greater of 5 1/2% per year or the Corporate Monthly Bond Yield Average as published by Moody's Investors Service, Inc.

     Loan interest is payable in arrears on each Policy Anniversary. If not paid when due, it will be added to the loan balance, provided the Net Cash Surrender Value at that point exceeds the due and unpaid interest.

     Loans and loan repayments will be allocated to the Separate Accounts based on the net Cash Value in each Separate Account on the date of the loan or repayment. Amounts borrowed will be transferred from the Separate Accounts where the loan is allocated to PMLIC's General Account. The amount maintained in the General Account will not be credited with the investment earnings of the Separate Accounts during the period the loan is outstanding. Instead, interest will be credited at an annual rate 1.5% less than the annual rate then being charged for loans. Therefore, the Cash Value of the Policy and the Death Benefit above the guaranteed minimum may be permanently affected by a loan, whether or not repaid. (See "Loan Privilege," Page 30.)

     Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 40.)

     Loans from, or secured by, a Policy, may in certain circumstances be treated as distributions under the Policy taxable under Section 7702A of the Internal Revenue Code. Moreover, with certain exceptions, a 10% additional tax would be imposed on the portion of any loan included in gross income. (See "Federal Income Tax Considerations," Page 38.)

WITHDRAWAL OF EXCESS CASH VALUE

     If the cash surrender value of the Policy exceeds an amount called the Withdrawal Single Premium (which is the Attained Age net single premium for the Face Amount of the Policy) the Owner may be able to withdraw such excess Cash Value of the Policy, subject to certain conditions. A withdrawal will reduce the Death Benefit, but not below the Guaranteed Minimum Death Benefit. (See "Withdrawal of Excess Cash Value," Page 32.)

SURRENDER OF THE POLICY

     The Owner may at any time surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Cash Value of the Policy minus any outstanding policy loan and accrued interest and minus a surrender charge for such year no greater than the total surrender charge. (See "Surrender of the Policy," Page 33.)

ACCELERATED DEATH BENEFIT

     The Accelerated Death Benefit Rider permits the Owner to receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. (See "Accelerated Death Benefit," Page 33.)

EXCHANGE PRIVILEGE

     Within 24 months of the Policy's Issue Date or within 6 months after the effective date of a material change in the investment policy of any Separate Account to which premiums are then allocated, the Policy may be exchanged for a fixed-benefit whole life insurance policy issued by PMLIC on the life of the Insured, subject to certain restrictions. This exchange may be made without any requirement of insurability. The new policy will have the same Face Amount as the original Policy. (See "Exchange Privilege," Page 30.)

TAX TREATMENT

     With respect to a Policy entered into before October 21, 1988, or a Policy entered into after October 20, 1988 that is issued on the basis of a Standard Premium Class, PMLIC believes that the Policy will be treated as a life insurance contract for Federal income tax purposes. For a Policy entered into after October 20, 1988 that is issued on an Extra-premium class basis, it is not clear whether such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, as with the death benefit payable under a fixed-benefit life insurance policy, the Proceeds at death payable under the Policy will be excludable from the gross income of the beneficiary. The increases in the Cash Value of the Policy will also be treated in a manner consistent with a fixed-benefit life insurance policy.

     A Policy entered into or "materially changed" after June 20, 1988, may be treated as a "Modified Endowment Contract" depending upon the amount of premiums paid in relation to the Death Benefit. If the policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans and unpaid interest thereon, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 the taxable income on most such distributions will be subject to a 10% additional tax.

     If the policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% additional tax. (See "Federal Income Tax Considerations," Page 38.)

UNISEX POLICIES

     Policies issued in states which require "unisex" policies (currently Montana) provide for premiums and cost of insurance charges which do not vary by the sex of the Insured. (See "Amount of Scheduled Premiums," Page 23, and "Cost of Insurance," Page 37.) In addition, Policies issued in conjunction with employee benefit plans provide for premiums and cost of insurance charges which do not vary by the sex of the Insured. (See "Policies Issued in Conjunction with Employee Benefit Plans," Page 45.) Thus, references in this Prospectus to sex-distinct premiums and cost of insurance charges that vary by the sex of the Insured are not applicable to Policies issued in states which require "unisex" policies or to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, cash surrender values, and Death Benefits are available from PMLIC on request.

 PROVIDENT MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNTS, THE FUNDS, THE
   STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

PROVIDENT MUTUAL LIFE INSURANCE COMPANY


     PMLIC, a mutual life insurance company chartered in 1865 under Pennsylvania law, is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. PMLIC assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1997, PMLIC's assets were over $7.9 billion. (See "Financial Statements," Page F-1.)



     PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNTS

     The Growth, Money Market, Bond, Managed and Zero Coupon Bond Separate Accounts were established by PMLIC on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

     Each Separate Account's assets are the property of PMLIC. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies with respect to the Separate Account will not be chargeable with liabilities arising out of any other business that PMLIC may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets include amounts held to support other variable life insurance policies issued by PMLIC and amounts derived from expenses charged to the Accounts by PMLIC which it currently holds in the Separate Accounts (see "Daily Charges Against the Separate Accounts," Page 38). From time to time these additional amounts will be transferred in cash by PMLIC to its General Account. Before making any such transfer, PMLIC will consider any possible adverse impact the transfer might have on an Account.

     The Separate Accounts are registered as a unit investment trust type of investment company with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act), but such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

MARKET STREET FUND, INC.


     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The MS Fund currently issues eleven "series" or classes of shares, each of which represents an interest in a separate portfolio within the MS Fund. Shares of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios currently are purchased and redeemed by the corresponding Separate Accounts or Subaccount of the Variable Separate Account. The Fund sells and redeems its shares at net asset value; it does not impose a sales charge.



     The MS Fund serves as an investment medium for other variable life and variable annuity contracts issued by PMLIC and by Providentmutual Life and Annuity Company of America ("PLACA"), a wholly-owned subsidiary of PMLIC. At some later date, the MS Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PMLIC and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PMLIC. PMLIC currently does not foresee any disadvantages to Owners arising out of the fact that the MS Fund will offer its shares to fund products other than PMLIC's Policies. However, the MS Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

     The investment objectives of the MS Fund's portfolios are set forth below. The investment experience of each of the Separate Accounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued common stock and other equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.



     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.


     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the MS Fund is advised by Sentinel Advisors Company (SAC) which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Money Market -- 0.25% of the average daily net assets of the Portfolio.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, the MS Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. (TBC) to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays TBC a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.


     With respect to the All Pro Portfolios, the MS Fund is advised by PIMC. As compensation for its services, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers.



     Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, .05% of the average daily net assets of the All Pro Portfolios.



     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM"); in part by Geewax, Terker & Co. ("Geewax"); and in part by Oak Associates, Ltd. ("Oak"); pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: CKM -- .35%; Geewax -- .30%; Oak -- .35%.



     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.



     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment subadvisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: Equinox -- .30% of the first $50 million of assets and .25% of the remaining assets; Haris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; Mellon -- .30%.

     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: 1838 -- .55%; DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.


     In addition to the fee for the investment advisory services, the MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the MS Fund whereby it will reimburse the MS Fund for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, MS Fund expenses may increase.

     A more extensive description of the MS Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the Prospectus for the MS Fund, which accompanies this Prospectus.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in a fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below.


     Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Coupon Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The units, however, are held in Sub Accounts of the Zero Coupon Bond Separate Account, and certain charges described under "Daily Charges Against the Separate Accounts" on Page 35, specifically the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account, must be reflected in the determination of a net return. The net rate of return to maturity thus depends on the compound rate of growth in the units and these underlying charges, and on the units being held to maturity. It does not, however, reflect the applicable Monthly Deductions from Cash Value (see "Monthly Deductions," Page 37) or the Premium Expense Charge (see "Premium Expense Charge," Page 35) or any Surrender Charge (see "Surrender Charges," Page 35), which would affect the actual yield to an Owner. Since the value of the Trust's units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary on a daily basis. The rate of return to maturity will differ for each Net Premium allocated to the Zero Coupon Bond Separate Account, depending upon the rate in effect when the premium is received.


     The fluctuation in the value of units of the Zero Coupon Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities, and because the value of units of the Zero Coupon Trust will affect the Death Benefit (subject to the guaranteed minimum) and Cash Value of the Policy, the Cash Value and Death Benefit will fluctuate accordingly.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Coupon Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 38.)

     Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

     Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Sub Account of the Separate Account investing in that series will be notified and given the opportunity to select the Separate Account or Sub Account into which the Cash Value so allocated should be reallocated. If no instructions are received from the Owner by PMLIC within the 30 day period, the Cash Value will be allocated to the Money Market Separate Account.

     More detailed information may be found in the current Prospectus for The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

THE ALGER AMERICAN FUND


     Provident Mutual Variable Separate Account (the "Variable Account") has one Subaccount that invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.


     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PMLIC. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II


     The Variable Account has eight Subaccounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). Like the MS Fund, the VIP Fund and the VIP II Fund are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio, respectively, of the VIP Fund. The Fidelity Asset Manager Subaccount, The Fidelity Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio, VIP II Index 500 Portfolio and VIP II Investment Grade Bond Portfolio, respectively, of the VIP II Fund. (The VIP Fund and VIP II Fund have other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP II Fund in accordance with a participation agreement between each Fund and PMLIC. The termination provisions of these participation agreements are described below.



     The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.


  VIP Fund


     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.



     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.



     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.



     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.



  VIP II Fund



     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value isnot fully recognised by the public.



     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.



     VIP II Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.



     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, VIP II Index 500 and VIP II Investment Grade Bond Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the VIP Equity-Income, VIP Growth, VIP Overseas and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP II Contrafund, VIP Growth and VIP II Asset Manager Portfolio and 0.45% for the VIP Overseas Portfolio.


     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


     The VIP II Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     For the VIP High Income and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.45% for the High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.


          One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


          On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.



          On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors (FIIA). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.).


          Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.


     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth Portfolios, 1.25% of the average net assets of the Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.



     A more extensive description of the VIP Fund and the VIP II Fund, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP and VIP II Funds which accompany this Prospectus. You should note that the VIP Fund and VIP II Fund have other investment portfolios that are not available with the variable life insurance policies issued by PMLIC.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


     The Variable Account has one Subaccount that invests exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT") for new business. Like the MS fund, the AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.



     The Neuberger & Berman Limited Maturity Bond Subaccount of the Variable Account invest in shares of the Limited Maturity Bond Portfolio of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolio from AMT in accordance with a participation agreement between AMT and PMLIC. The termination provisions of the participation agreement are described below.

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.


     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of the Series underlying the Portfolio of AMT in which the Subaccount will invest. The investment experience of the Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio (or the corresponding Series) will achieve its stated objective.



     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.



     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond Portfolio of AMT is Neuberger & Berman Management Incorporated ("N & B Management"). As compensation for its services, N & B Management receives a monthly fee from AMT at the following percentages of daily net assets of the Limited Maturity Bond Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion.



     A more extensive description of AMT, the investment objectives of the available Portfolio, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Limited Maturity Bond Portfolio of AMT which accompanies this Prospectus.


VAN ECK WORLDWIDE INSURANCE TRUST


     The Variable Account has four Subaccounts that invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance Trust (the "Van Eck Trust"). Like the MS Fund, the Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.



     The Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts of the Variable Account invest in shares of the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets, and Van Eck Worldwide Real Estate Portfolios, respectively, of the Van Eck Trust. Shares of the Van Eck Worldwide Bond, Worldwide Hard Assets, Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PMLIC. The termination provisions of this participation agreement are described below.


     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.


     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.

     Van Eck Worldwide Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


     Van Eck Worldwide Real Estate Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.



     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets Portfolio and Van Eck Worldwide Real Estate Portfolio, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolio's average daily net assets.



     A more extensive description of Van Eck Trust, and Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio, Van Eck Worldwide Emerging Markets Portfolio and Van Eck Worldwide Real Estate Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust that accompanies this Prospectus.


TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.


          Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.



          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC, Van Eck Trust or Van Eck Trust's distributor upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, 5) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PMLIC and a Fund terminate, the Subaccounts that invest in that Fund will not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PMLIC, PMLIC may not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS


     The MS Fund, Alger American, VIP Fund, VIP Fund II, AMT, and Van Eck Trust are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and PLACA, as well as registered separate accounts of other insurance companies offering variable life and annuity contracts. As a result, there is a possibility that a material conflict may arise between the interests of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.


     In addition, certain Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PMLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

AVAILABILITY OF THE POLICY

     Under current Company rules, the minimum Face Amount for the Policy is $50,000. However, PMLIC reserves the right to revise its rules to specify a different minimum Face Amount for subsequently issued Policies. The Policy will be issued for Insureds from 0-80 years old.

DEATH BENEFIT

     Insurance coverage ordinarily begins on the Issue Date of the Policy, which is the time the Application for insurance has been approved by PMLIC, provided that the entire first scheduled premium has been paid. Under certain circumstances, however, limited insurance coverage will begin prior to the approval of the Application. If the Policy is in full force on the date of the Insured' death, PMLIC will pay the Proceeds at death to the beneficiary upon receipt of due proof of the Insured's death (and fulfillment of certain other requirements).

     There are two Death Benefit Options under the Policy. Under the Basic Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy; (2) the Face Amount of the Policy plus the amount by which the Cash Value of the Policy on the date of death exceeds the appropriate 7 1/2% Special Premium Payment Single Premium (see "Special Premium Payment Provision,"
Page   23); or (3) the Cash Value of the Policy on the date of death times the
Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and premium class. Under the Increasing Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death; (2) the Face Amount of the Policy plus the amount by which the Cash Value of the Policy on the date of death exceeds the appropriate 7 1/2% Special Premium Payment Single Premium (see "Special Premium Payment Provision," Page
23); or (3) the Cash Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and premium class.

     The Death Benefit will be increased by the portion of any scheduled premium payment which applies to a period of time beyond the date of death. The amount payable will be reduced by any policy loans and accrued interest and, if the Insured dies during the Grace Period, by that part of any required but unpaid scheduled premium which applies to a period prior to the date of death. The amount remaining after these adjustments is the Proceeds at death paid to the beneficiary at the Insured's death.

     Availability of Death Benefit Options. The Death Benefit Option is chosen at the time of application for the Policy. If the Policy is issued with the Basic Death Benefit, the Owner may change to the Increasing Death Benefit only during the first Policy Year. (For a Policy issued more than one year prior to the date the Increasing Death Benefit Option is first available in a particular jurisdiction, the Owner may change to the Increasing Death Benefit Option only during the 60-day period commencing with the date the Increasing Death Benefit Option is first made available by PMLIC in such jurisdiction.) Once the Increasing Death Benefit has been chosen, the Owner may not subsequently change to the Basic Death Benefit. The Increasing Death Benefit Option is not yet available in New Jersey.

     The Guaranteed Minimum. As long as required scheduled premiums are paid, the Death Benefit is guaranteed never to be less than the applicable Guaranteed Minimum Death Benefit for the Policy. For a Policy with the Basic Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy. For a Policy with the Increasing Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death.

     How the Death Benefit May Vary. For purposes of determining the cost of insurance charge, the Death Benefit is determined on each Policy Processing Day based on the Cash Value of the Policy (see "How the Cash Value May Vary," below). The Death Benefit will be adjusted to the date of death. The Death Benefit and the Proceeds payable at the Insured's death, therefore, depend on the Cash Value of the Policy when the

Insured dies. Favorable investment experience and premium payments in excess of scheduled premiums may result in an increase in the Death Benefit. Unfavorable investment experience may result in decreases in the Death Benefit, but never less than the Face Amount of the Policy. The Death Benefit will also vary depending upon whether the Basic Death Benefit or the Increasing Death Benefit applies.

CASH VALUE

     The Cash Value is not guaranteed. Unless there is an outstanding policy loan, the total Cash Value of the Policy at any time is the sum of the Cash Values of the Separate Accounts. If there is an outstanding loan, the total Cash Value equals the Cash Value in the General Account attributable to the loan plus the Cash Values of the Separate Accounts.

     As described below, the Cash Value of each Separate Account may increase or decrease daily depending on the investment experience of the chosen Separate Accounts and the deduction of charges from the Cash Value.

     Although the Policy offers the possibility of Cash Value appreciation, there is no assurance that such will occur. It is also possible, due to poor investment experience, for the Cash Value to decline to the point of having no value. Therefore, the Owner bears all the investment risk on the Cash Value.

     How the Cash Value May Vary. The Cash Value of each Separate Account on the Policy Date is the portion of the Net Premium allocated to that Separate Account reduced by the portion of the monthly deduction on the first Policy Processing Day allocated to that Separate Account. Thereafter, the Cash Value of each Separate Account changes on each Valuation Day.

     The Cash Value of each Separate Account reflects a number of factors, including the investment performance of the underlying portfolio or series (see "Net Investment Factor," below), the receipt of scheduled and unscheduled premium payments, transfers from and to other Separate Accounts, transfers to and from the General Account for a policy loan and repayment, any withdrawal of excess Cash Value, the monthly deductions from Cash Value, and the daily charges against the Separate Accounts. For a Policy having the Increasing Death Benefit where unscheduled premiums are paid, the Cash Value may be slightly lower than that of the same Policy having the Basic Death Benefit.

     Net Investment Factor. Each Separate Account or Sub Account of a Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Sub Account. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The Factor will decrease to reflect any capital losses, realized and unrealized, for the securities of the underlying portfolio or series.


     The asset charge for mortality and expense risks (see "Charge for Mortality and Expense Risks," Page 38), and the transaction charge for the Zero Coupon Bond Separate Account (see "Asset Charge Against Zero Coupon Bond Separate Account," Page 38) will be deducted in determining the applicable Net Investment Factor.


     A description of how the Net Investment Factor is determined and how it is reflected in the Cash Value of the Policy is set forth in Appendix B on Page B-1.

PAYMENT AND ALLOCATION OF PREMIUMS

     Scheduled Premiums. Scheduled premiums are payable during the Insured's lifetime on an annual basis or, if elected, more frequently. The scheduled premium is a level amount that does not change until the Premium Change Date (see "Premium Change Date," Page 24). If all required scheduled premiums are paid when due, the Policy will not lapse, even if adverse investment experience results in no Cash Value. If the Special Premium Payment Provision is in effect, scheduled premiums do not have to be paid for the policy to stay in full force. (See "Special Premium Payment Provision," Page 25.) If that provision is not in effect, scheduled premiums must be paid to keep the Policy in full force. (See "Grace Period for Payment of Scheduled Premiums," Page 29.)

     Amount of Scheduled Premiums. The amount of scheduled premiums depends on the Face Amount of the Policy, the age of the Insured, the Insured's sex and premium class and the frequency of premium payments. The amount of scheduled premiums payable on Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans depends on all of the preceding factors except for the sex of the Insured.

     For purposes of calculating premium rates, there are three groupings or "bands" of Face Amount. Each band has a different set of premium rates per $1,000 of Face Amount. The bands are: $50,000 -- 99,999; $100,000 -- 249,999;
$250,000 and over. Generally, the premium rates per $1,000 of Face Amount will be lower for Policies in a higher Face Amount band. Premiums generally are higher for Policies issued for older Insureds. Premiums also are generally higher for male Insureds than comparable female Insureds. The premium classes available are Standard, Non-Smoker, Non-Smoker with Extra-Premium and Extra-Premium. Lower premiums are charged to non-smokers who are at least 22 years of age (21 years of age for policies issued to residents of Texas). Since there is no Non-Smoker class for Insureds under the age of 22, shortly before an Insured attains age 22 (21 in Texas), PMLIC will notify the Insured about possible classification as a Non-Smoker and send the Insured an Application for Change in Premium Class. If the Insured does not qualify for the Non-Smoker class or does not return the application form, the Insured's premium class will remain Standard and the monthly deduction for cost of insurance will be based on Smoker Mortality Tables (see "Cost of Insurance," Page 37). If the Insured returns the application and qualifies as a Non-Smoker, the scheduled premium for the Policy will be reduced and the monthly deduction for cost of insurance will be based on Non-Smoker Mortality Tables. Additional premiums are charged for a Policy with an extra-premium class and for any supplementary insurance benefits. In certain situations, such as term conversions, where less than normal underwriting expenses are incurred, PMLIC may allow a credit toward the first scheduled premium.

     Representative annual Base Premium amounts payable from the Policy Date until the Premium Change Date for Non-Smoker and Standard premium classes are shown in the following table:

                                                       $50,000 FACE AMOUNT    $100,000 FACE AMOUNT
                                                      ---------------------   ---------------------
                                                      NON-SMOKER   STANDARD   NON-SMOKER   STANDARD
                                                      ----------   --------   ----------   --------
Male, Issue Age 25..................................     395.50      503.50      765.00      982.00
Female, Issue Age 35................................     508.50      594.00      991.00    1,163.00
Male, Issue Age 45..................................     905.00    1,216.00    1,783.00    2,405.00
Female, Issue Age 55................................   1,236.50    1,442.00    2,445.00    2,856.00

     Premiums are payable on an annual, semi-annual or quarterly basis. Premiums are payable monthly under the Automatic Payment Plan where the Owner authorizes PMLIC to withdraw premiums from the Owner's checking account each month. If premiums are payable under the Automatic Payment Plan and such plan is terminated, the premium payment frequency will be changed to quarterly. The Owner may make deposits into a Premium Deposit Fund Account (PDF Account). If the Owner has a PDF Account, PMLIC will automatically apply the amount in such account toward payment of the scheduled premium due on the premium due date. Any amounts held in a PDF Account earn interest at a fixed rate which will be declared by the Company from time to time.

     If scheduled premiums are paid more often than annually, the aggregate yearly premium will be higher. Although it is not guaranteed that Owners who pay premiums annually and those who pay more frequently than annually will achieve the same Cash Values, the higher premium for those who pay premiums more frequently is intended to decrease the likelihood that the Cash Values for such Owners will be significantly different than those of annual payors.

     Since PMLIC deducts a premium processing charge of $1.00 from each premium payment, Policies for which premiums are paid more frequently than annually will incur higher aggregate premium processing charges than Policies with premiums paid annually (see "Premium Processing Charge," Page 35).

     The following table compares annual and monthly premiums for Insureds who are in the Non-Smoker premium class. Note that in these examples the sum of 12 monthly premiums for a particular Policy is approximately 106% of the annual premium for the Policy.

                                                      $50,000 FACE AMOUNT    $100,000 FACE AMOUNT
                                                      -------------------    ---------------------
                                                      MONTHLY     ANNUAL     MONTHLY      ANNUAL
                                                      -------    --------    --------    ---------
Male, Issue Age 25..................................   34.80       395.50      67.32       765.00
Female, Issue Age 35................................   44.75       508.50      87.21       991.00
Male, Issue Age 45..................................   79.64       905.00     156.90     1,783.00
Female, Issue Age 55................................  108.81     1,236.50     215.16     2,445.00

     Unscheduled Premiums. The Owner may make unscheduled premium payments at any time, subject to certain minimum and maximum limitations. The minimum unscheduled premium payment is $25. The maximum unscheduled premium which PMLIC will accept in any Policy Year, without prior approval, is a multiple of the scheduled annual Base Premium, based on the Attained Age of the Insured, as shown in the following table.

               MULTIPLE OF SCHEDULED
ATTAINED AGE       BASE PREMIUM
------------   ---------------------
    0-59                10
   60-65                 8
   66-70                 6
   71-75                 5
   76-80                 4
   81-85                 3
     86+                 2

The Owner may plan to pay on a regular basis a premium amount in excess of the scheduled premium. PMLIC will show this additional amount as payable on the premium notice. However, only the required scheduled premium shown on such notice must be paid to keep the Policy in full force.

     The Cash Value of the Policy will immediately increase as of the date an unscheduled premium payment is received. This will increase the likelihood that the Special Premium Provision will go into effect earlier than it otherwise would (see "Special Premium Payment Provision," Page 25). If unscheduled premium payments are made, the Special Premium Payment Option may go into effect slightly later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit. Of course, the Cash Value may subsequently increase or decrease depending upon the investment experience of the Separate Accounts to which the net unscheduled premium is allocated. Depending upon the circumstances, the Death Benefit may or may not increase when an unscheduled premium payment is received (see "Death Benefit," Page 21). If the Special Premium Payment Provision has been in effect (see "Special Premium Payment Provision," Page 25) and scheduled premiums have been skipped, then payment of unscheduled premiums increases the total premiums paid and therefore can increase the amount of the surrender charge (see "Contingent Deferred Sales Charge," Page 35).

     Premium Change Date. Each Policy sets forth a scheduled premium amount payable on the Policy Date and on each subsequent premium due date until the Premium Change Date. Each Policy also sets forth a higher premium amount payable on and after the Premium Change Date. The Premium Change Date is the Policy Anniversary nearest the Insured's Attained Age 70 or the 15th Policy Year, if later. Because of the premium change feature, the scheduled premiums payable before the Premium Change Date are lower than would otherwise be available and PMLIC is able to provide a Guaranteed Minimum Death Benefit, as long as scheduled premiums are paid when due.

     The higher premium amount specified in the Policy which is payable beginning on the Premium Change Date is based on the following assumptions:

        (1) no unscheduled premium payments are made;

        (2) maximum cost of insurance charges are deducted in all Policy Years; and

        (3) the net rate of return for the chosen Separate Accounts is 4 1/2%.

     Two months prior to the Premium Change Date, PMLIC will recompute the scheduled premium amount payable on and after such date, assuming all scheduled premiums due before the Premium Change Date are paid. If the Owner has made unscheduled premium payments, if the cost of insurance charges deducted are less than the maximum charges, if the chosen Separate Accounts have a net rate of return greater than 4 1/2%, or if any appropriate combination of these factors occurs, the amount of scheduled premiums payable on and after the Premium Change Date will usually be less than the premium amount payable on and after such date as shown in the Policy; in no event will the premium be greater than that shown in the Policy. If unscheduled premium payments are made, for a Policy with the Increasing Death Benefit, the premium payable on and after the Premium Change Date may be slightly higher than it would be for the same Policy with the Basic Death Benefit.

     The illustrations in Appendix A show how the premium amount payable on and after the Premium Change Date compares with the premium amount payable before such date for Policies issued to persons of different ages and for different investment experience assumptions.

     Tax Consequences. The amount and frequency of premium payments may affect the tax consequences of distributions from a Policy (See "Tax Treatment of Policy Benefits," Page 40).

     Special Premium Payment Provision. If the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Cash Value exceeds a particular amount as described in more detail below.

     The Special Premium Payment Provision operates on an annual basis. PMLIC will notify the Owner if this provision goes into effect and each year that it stays in effect. To determine whether this provision will take effect for a Policy Year, PMLIC will calculate whether the Cash Value on the Policy Processing Day 2 months before each Policy Anniversary, plus any scheduled but unpaid premiums due before the Policy Anniversary, exceeds an amount called the Special Premium Payment Single Premium. This is an amount which if paid as one sum, and given certain assumptions, which are described in the following paragraph, would be sufficient to purchase a single premium life insurance policy at the Insured's Attained Age with a face amount equal to the Policy's Face Amount. If the Cash Value exceeds this amount and if the required scheduled premiums due before the Policy Anniversary are paid, then the Special Premium Payment Provision goes into effect on that Policy Anniversary and remains in effect for one year. The Policy will remain in force for that year, regardless of whether the Owner makes premium payments or the Cash Value remains greater than the Special Premium Payment Single Premium (the "SPPSP"). If any premium payments are paid while the Special Premium Payment Provision is in effect, they will be considered unscheduled premium payments. Therefore, any premiums for supplemental benefits and extra-premium class will not be deducted from such premium payments. Instead, while the Special Premium Payment Provision is in effect, a portion of the premiums for supplemental benefits and extra-premium class will be deducted from the Cash Value at the premium frequency in effect (see "Supplementary Benefit Charge," Page 37).

     The assumptions on which the SPPSP is based are:

          (1) Current cost of insurance rates;

          (2) Expense charges described herein;

          (3) A Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;

          (4) An amount sufficient to cover the cost of any supplementary benefits and extra-premium class; and

          (5) An assumed interest rate.

     The assumed interest rate is 7.5% if the Special Premium Payment Provision was not in effect for the prior Policy Year, and is 9% if the provision was in effect for the prior Policy Year. Since the 7.5% assumed interest rate results in a higher Special Premium Payment Single Premium than when the 9% assumed interest rate is used, it is possible for the provision to stay in effect when the factors affecting Cash Value are less favorable than necessary initially to trigger the provision.

     Since the effectiveness of the Special Premium Payment Provision depends on the amount of Cash Value, it depends upon all the factors that affect Cash Value, such as the investment experience, the amount and frequency of unscheduled premium payments, and the level of actual cost of insurance and other charges. Greater investment performance, payment of unscheduled premiums, and lower cost of insurance and other charges will each tend to increase the likelihood that the provision will go into effect. The provision also depends on the relationship between the Cash Value and the SPPSP, and the SPPSP increases with the Insured's Attained Age. Therefore, for older Insureds the Cash Value must be correspondingly higher to trigger this provision.

     The time that the Special Premium Payment Provision goes into effect may also depend upon whether the Policy has the Basic or Increasing Death Benefit Option. Assuming that unscheduled premium payments have been made, for a Policy with the Increasing Death Benefit, the Cash Value may be slightly lower and the SPPSP higher than for the same Policy with the Basic Death Benefit. Therefore, where unscheduled premium payments have been made, the Special Premium Payment Provision may go into effect later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit.

     For Policies issued to residents of New York State, the determination of whether the Special Premium Payment Provision will take effect is based on whether the Cash Value exceeds the greater of the SPPSP and the Special Premium Payment Tabular Value (the SPPTV).

     For a Policy with the Basic Death Benefit, the SPPTV is calculated like the Cash Value of the Policy except that it is based on the following assumptions:

        (1) Guaranteed (maximum) cost of insurance rates;

        (2) Expense charges described herein;

        (3) A net investment return of 4 1/2%;

        (4) Payment of all scheduled premiums when due; and

        (5) No unscheduled premium payments or policy loans.

Because these assumptions are more conservative than the assumptions used to calculate the SPPSP, for New York Policies it is somewhat less likely, under certain circumstances, that the Special Premium Payment Provision will go into effect as early as it will for other Policies and New York Policies may require a higher net rate of return in order for the Special Premium Payment Provision to remain in effect for a subsequent year.

     The examples shown below illustrate when the Special Premium Payment Provision would first go into effect in certain representative situations. The examples are for a Policy with a $100,000 Face Amount with a Non-Smoker premium class, under which premiums are paid annually, with no policy loans taken or cash withdrawals made, and current cost of insurance rates and expense charges stated in the Policy. When the Special Premium Payment Provision goes into effect it remains in effect for one year, until the following Policy Anniversary. For each Policy Year thereafter, a recalculation is made to determine if the Special Premium Payment Provision remains in effect for that year. Since no unscheduled premiums are paid in these examples, they apply to a Policy with either the Basic Death Benefit or the Increasing Death Benefit.

     Example A: A male Insured, age 25 at issue, where only the annual scheduled premium payments of $765.00 are made (this Policy is illustrated more completely in Appendix A, at page A-3). With a 6% investment return the earliest the Special Premium Payment Provision would go into effect is Policy Year 20; with a 12% investment return, the earliest the provision would go into effect is Policy Year 12.

     Example B: A female Insured, age 55 at issue, where only the annual scheduled premiums of $2,445.00 are paid (this Policy is illustrated more completely in Appendix A, page A-6). With a 6% investment return the earliest the Special Premium Payment Provision would go into effect is Policy Year 22; with a 12% investment return, the earliest it goes into effect is Policy Year 12.

     Since the Special Premium Payment Provision depends largely on the Cash Value, and since making unscheduled premium payments increases the Cash Value, making one or more unscheduled premium payments would bring the Special Premium Payment Provision into effect sooner than shown in the above examples. Under Example A (male Insured, age 25), if a single unscheduled premium of $3,000 is paid when the Policy with the Basic Death Benefit is purchased, and thereafter only the annual scheduled premiums are paid, then with a 6% investment return the Special Premium Payment Provision would first go into effect for Policy Year 8 (instead of Policy Year 20); with a 12% investment return, the Provision would first go into effect for Policy Year 6 (instead of Policy Year 12). Similarly, under Example B (female Insured, age 55), if a single unscheduled premium of $8,600 is paid when the Policy with the Basic Death Benefit is purchased and thereafter only the annual scheduled premiums are paid, then with a 6% return the Special Premium Payment Provision would first go into effect for Policy Year 10 (instead of 22); with a 12% return the provision would first go into effect for Policy Year 7 (instead of 12).

     Assuming unscheduled premium payments are made, if the Policy has the Increasing Death Benefit, then the Special Premium Payment Provision may go into effect slightly later than it would for the same Policy with the Basic Death Benefit. Using Example A, for a Policy with the Increasing Death Benefit, where a single unscheduled premium of $3,000 is paid when the Policy is purchased with annual scheduled premiums only paid thereafter, with a 6% investment return the Special Premium Payment Provision would first go into effect for Policy Year 9 (instead of Policy Year 8); with a 12% return, the provision would first go into effect for Policy Year 6 (the same Policy Year). Using Example B, for a Policy with the Increasing Death Benefit, where a single unscheduled premium of $8,600 is paid when the Policy is purchased with annual scheduled premiums only paid thereafter, with a 6% return the Special Premium Payment Provision would first go into effect for Policy Year 12 (instead of 10); with a 12% return, the provision would first go into effect for Policy Year 7 (the same Policy Year).

     Under either Death Benefit Option, if several unscheduled premiums are paid, (as opposed to one larger unscheduled premium as illustrated in the prior examples) then the Special Premium Payment Provision may also go into effect sooner than with the payment of scheduled premiums only (given the assumptions stated above). Under Example A (male Insured, age 25), if, in addition to the scheduled premiums, unscheduled premium payments of $700 each are made at the beginning of each of the first 5 Policy Years, then for a Policy with the Basic Death Benefit, with a 6% return the provision would first go into effect for Policy Year 8; with a 12% return, the provision would first go into effect for Policy Year 6. Under Example B (female Insured, age 55), if, in addition to the scheduled premiums, unscheduled premium payments of $2,550 each are made at the beginning of each of the first 5 Policy Years, then for a Policy with Basic Death Benefit, with a 6% return the provision would first go into effect for Policy Year 7; with a 12% return the provision would first go into effect for Policy Year 6.


     These examples are based on current cost of insurance rates. If guaranteed (maximum) rates are used, the Special Premium Payment Provision may go into effect under either Death Benefit Option in a later Policy Year than with current rates. Under Example A (male Insured, age 25), with the Basic Death Benefit Option, using guaranteed cost of insurance rates, the provision would first go into effect for Policy Year 22 (instead of 20 using current rates) if there is a 6% return and for Policy Year 12 (same as with current rates) if there is a 12% return; for Example B (female Insured, age 55), with the Basic Death Benefit Option, using guaranteed cost of insurance rates, the provision would first go into effect for Policy Year 34 (instead of 22) if there is a 6% return and for Policy Year 14 (instead of 12) if there is a 12% return (Appendix A includes an illustration of each of these examples using both current and guaranteed (maximum) cost of insurance rates, see pages A-3 and A-7 and A-6 and A-10, respectively).


     Automatic Premium Loan.  The Owner may elect the Automatic Premium Loan
(APL) provision in the Application for the Policy or by written request after the Policy is issued. The APL provision will be operative only when premiums are payable other than monthly. If the APL provision is operative, any scheduled premium which has not been paid by the end of the Grace Period will be paid by a policy loan within 7 days after the end of such Grace Period, provided the Policy has sufficient loan value and the Special Premium Payment Provision is not in effect.

     Allocation of Net Premiums. In the Application for the Policy, the Applicant elects to have net scheduled premiums (scheduled Base Premiums less
7 1/2% for sales charge and state premium tax charge, see "Premium Expense Charge," Page 35) allocated to the Growth Account, the Money Market Account, the Bond Account, the Managed Account, the Aggressive Growth Account, the International Account, the Zero Coupon Bond Sub Account, Subaccounts of the Variable Accounts or any combination of them. No less than 5% of a Net Premium may be allocated to any chosen Account or Sub Account. The allocation percentages for the chosen Accounts must be in whole numbers. This initial allocation will remain in effect until changed by written notification to PMLIC.

     The allocation percentages in effect for net scheduled premiums will also apply to net unscheduled premium payments (unscheduled premium payment less Premium Expense Charges, see "Premium Expense Charge," Page 35) unless PMLIC is notified that a different allocation is to be used for that particular unscheduled premium. PMLIC must be notified with each unscheduled premium payment of the allocation or the percentages for scheduled premiums will be used.

     PMLIC will allocate the first Net Premium to the Separate Accounts on the later of the Issue Date of the Policy or the date PMLIC receives the payment at its Home Office. PMLIC will allocate subsequent Net Premiums to the Separate Accounts as of the date it receives the payment at its Home Office. For premiums paid under the Automatic Payment Plan (pre-authorized check or Electronic Funds Transfer), such will be allocated to the Separate Accounts on the date PMLIC receives credit for the funds.

     Transfers Between Separate Accounts or Subaccounts. The Owner may redistribute the amounts between and among in the Separate Accounts and the Subaccounts of the Variable Account up to 4 times in each Policy Year. The redistribution will be without charge and will be effective as of the date of receipt of the transfer request by PMLIC's Home Office. PMLIC requires the amount transferred to be at least $100 (or the entire balance if smaller). If a transfer would leave less than $100 in the Separate Account (or Subaccount), PMLIC reserves the right to transfer the entire balance. Transfers between and among the Separate Accounts (and/or Subaccounts) are made as of the Valuation Day that the request for transfer is received at the Home Office.

     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time, for any class of policies, for any reason.

     PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among the separate accounts or subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time.

Rebalancing may be done annually. Rebalancing will not occur when the total value in the separate accounts or subaccounts is less than $1,000. PMLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of policies, for any reason.

     Grace Period for Payment of Scheduled Premiums. A Grace Period of 61 days from the due date is allowed for payment of scheduled premiums after the first scheduled premium. If scheduled premiums are paid on or before their due dates or within the Grace Period, the Policy will remain in full force even if the investment experience of the Separate Accounts designated by the Owner has been so unfavorable that the Cash Value has no value. When the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid premium was due. If the Policy lapses, the Owner can surrender the Policy for its Net Cash Surrender Value (see "Surrender of the Policy," Page 33), apply for reinstatement (see "Reinstatement," below) or continue the insurance as Extended Term Insurance or Reduced Paid Up Insurance (see "Options on Lapse," below).

     Reinstatement. The Policy may be reinstated within three years from the date the unpaid premium was due if it was not surrendered and the Owner provides evidence of insurability. Payment of a premium will be required equal to the greater of:

          (a) all unpaid scheduled premiums with interest at 6% per year compounded annually, plus any policy loan and accrued interest as of the end of the Grace Period; or

          (b) 110% of the increase in the cash surrender value resulting from reinstatement plus all overdue premiums for supplementary insurance benefits with interest at 6% compounded annually.

Upon reinstatement the Policy will have the same Cash Value and Death Benefit as if it had not lapsed. The date of reinstatement will be the date PMLIC approves the application for reinstatement.

  Options on Lapse.

     Extended Term Insurance (ETI). The Net Cash Surrender Value as of the date this Option is applied, plus monthly deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy fixed-benefit Extended Term Insurance for the Insured. The amount of insurance will equal the Death Benefit on the date of lapse minus any loan and accrued interest as of that date. The term period will be that which the single premium will provide for the Insured's Attained Age and sex. ETI has a Cash Value but no loan value. ETI will not be available if the premium class is Non-Smoker with Extra-Premium or Extra-Premium or the amount of paid up insurance would be greater than the amount of the ETI.

     Reduced Paid Up Insurance (RPU). The Net Cash Surrender Value as of the date the Option is applied, plus monthly deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy that amount of fixed-benefit insurance which will continue for the Insured's lifetime based on the Insured's Attained Age and sex. Reduced Paid Up Insurance has a loan privilege the same as that available for premium paying policies.

     PMLIC will apply ETI automatically unless it is not available or the Owner selects another Option. If ETI is not available, RPU will be automatic. A selected Option will be applied on the date PMLIC receives written request at its Home Office; PMLIC will apply an automatic Option three months after the date of lapse. The Option will be effective as of the date of lapse.

BACKDATING OF POLICY

     PMLIC will allow a Policy to be "back-dated" but only to a Policy Date not more than six months prior to the date of the Application for the Policy. It may be advantageous to have a Policy back-dated if the Insured's lower insurance age will result in lower scheduled premiums. In order to back-date a Policy, PMLIC will require that all scheduled premiums be paid from the Policy Date. When a back-dated Policy is issued, the initial Net Premiums are allocated to the Separate Accounts on the later of the Issue Date or the date the premium is received. At that time all monthly deductions for the period from the Policy Date to the Issue Date will be deducted from the Cash Value of the Separate Accounts to which the Net Premium is allocated.

FREE-LOOK PROVISION

     The Owner has a limited right to cancel and return the Policy to PMLIC. The Owner may examine the Policy and at any time within: 10 days after receipt of the Policy; 45 days after completion of Part I of the Application for the Policy; or 10 days after the mailing of the Notice of Withdrawal Right, whichever is later, may return it to PMLIC, or to an agent of PMLIC, with a written request for cancellation. Immediately upon mailing or delivery of the Policy to PMLIC (or to an agent of PMLIC), it shall be deemed void from the beginning.

     The Owner will receive a refund equal to either the total Cash Value of the Separate Accounts on the date PMLIC receives the returned Policy, plus: (1) any Premium Expense Charges which were deducted from premiums; (2) monthly deductions made on any Policy Processing Day; and (3) amounts reflecting daily charges against the Separate Accounts and fees and expenses for the Fund or, where required by state law, the amount of the premiums paid. The Policy will specify which refund amount is applicable.

EXCHANGE PRIVILEGE

     Within 24 months after the Issue Date shown in the Policy or within 6 months after the effective date of a material change in the investment policy of any chosen Separate Account or Sub Account, the Owner may exchange the Policy for a fixed-benefit whole life insurance policy offered by PMLIC on the life of the Insured.

     No evidence of insurability is required to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy and the same issue age, issue date and premium class for the Insured as the Policy. Premiums for the new policy will be based on the rates which were in effect for the new policy on the Policy Date for the Policy.

     The exchange will be subject to an equitable adjustment to reflect variances, if any, in the Cash Values and dividends of the Policy and the new policy. The method of calculating the adjustment is filed by PMLIC with the appropriate state insurance regulatory authorities. Any policy loan and loan interest must be repaid on or before the effective date of the exchange.

LOAN PRIVILEGE

     The Owner may borrow from PMLIC using the Policy as sole security for the loan. The Owner may borrow up to the difference between the Policy's current loan value and any outstanding policy loan and accrued interest. The minimum amount of any policy loan is $300 ($200 for Policies issued to residents of Connecticut), unless used to pay a scheduled premium. During Policy Years 1 through 3, the loan value of the Policy will be 75% of the cash surrender value; during Policy Year 4 and thereafter it will be 90% of the cash surrender value. (90% in all years for Policies issued to residents of Virginia).

     If on a Policy Anniversary the outstanding policy loan and accrued interest exceeds the cash surrender value, the Policy will terminate 31 days after PMLIC mails notice to the Owner and any assignee of record at their last known addresses, unless a payment of the amount of such excess is made within that period. In no event will the required payment exceed the amount of the accrued loan interest plus all due and unpaid scheduled premiums.

     While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. The amount of any outstanding policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Proceeds at death.

     Interest Rate. The interest rate charged on policy loans will be either a fixed annual rate of 8%, or a variable loan interest rate. The Owner must select one of these rates in the Application for the Policy. If the fixed rate is selected, the Owner may later change to the variable rate. Such change will be effective as of the

Policy Anniversary following receipt of written notice by PMLIC at its Home Office. The Owner is not permitted to change from the variable rate to the fixed rate.

     Interest is due at the end of each Policy Year, on the Policy Anniversary. If not paid when due, the interest will be added to the loan and bear interest at the applicable policy loan interest rate.

     Variable Loan Interest Rate. The variable loan interest rate will be determined by PMLIC to be effective as of the first day of each January, April, July and October, unless the state in which this Policy is delivered requires the determination to be made less frequently, such as yearly. The maximum interest rate will be the greater of 5 1/2% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service, Inc., (if this Average is no longer published, a maximum rate set by state law or by the insurance supervisory official of the state in which the Policy is delivered will apply), for the calendar month ending two months prior to the date of change. If the maximum interest rate for the new period is at least
 1/2% lower than the loan interest rate currently being charged, the rate for the new period will be decreased such that it is equal to or less than the maximum interest rate allowed for such period. If the maximum interest rate for the new period is at least 1/2% higher than the loan interest rate currently being charged, PMLIC may, at its discretion, increase the rate for the new period to a rate that is no higher than the maximum interest rate allowed for such period. Any decrease in the variable loan rate is required; any increase in the rate is optional. PMLIC will not necessarily charge the maximum variable loan interest rate.

     Allocation of Loans and Repayments. When a loan is made, a portion of the Cash Value equal to the amount of the loan is transferred from the Separate Accounts (and Subaccounts) to PMLIC's General Account. Repayment of a loan will result in a transfer back to the Separate Accounts (and Subaccounts). A loan and any repayment will be allocated among the Separate Accounts (and Subaccounts) based upon the net Cash Value of each Separate Account (and Subaccounts) as of the date the loan or the repayment is made.

     Effect of Loan. A loan taken from, or secured by, a Policy may, in certain circumstances, have Federal income tax consequences (see "Federal Income Tax Considerations," Page 38).

     The amount maintained in the General Account will not reflect the investment experience of the Separate Accounts (or Subaccounts) during the period the loan is outstanding. Instead, interest will be credited on each Policy Processing Day on the loaned amount at an annual rate 1.50% below the 8% or variable interest rate charged on the policy loan.

     A loan, whether or not repaid, will have a permanent effect on the Cash Value of the Policy and any Death Benefit in excess of the guaranteed minimum. The effect could be favorable or unfavorable. This is because the investment experience of the Separate Accounts (or Subaccounts) will only apply to the amount remaining in the Separate Accounts (or Subaccounts) and not to the amount transferred to the General Account. If the investment experience of the Separate Accounts (or Subaccounts) is better than the amount being credited on loaned amounts, the Cash Value and hence Death Benefit in excess of the guaranteed minimum, will not increase as rapidly as they would have if no loan had been made. However, if the investment experience of the Separate Accounts (or Subaccounts) is not as good as the rate being credited on loaned amounts, the Cash Value and excess Death Benefit will be higher than they would have been if no loan had been made. The longer a loan is outstanding, the greater the effect is likely to be.


     For a male Insured, age 45 (illustrated in Appendix A at Page A-5), assuming current cost of insurance charges, consider the following example. A loan of $2,000 with interest payable at the fixed 8% loan interest rate is made at the end of Policy Year 10 and repaid at the end of Policy Year 12. Loan interest is paid when due. Upon repayment the Cash Value will be $28,025. This amount will be less than the amount shown in the illustration for the end of Policy Year 12 ($28,210) because the loan amount is credited with a 6 1/2% rate of return (8% loan interest rate minus 1 1/2%) rather than the 12% gross investment return illustrated.


     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified

Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 40.)

WITHDRAWAL OF EXCESS CASH VALUE

     The Owner may withdraw excess Cash Value from the Policy if two conditions are met. First, a cash withdrawal may be made only to the extent that the cash surrender value (the Cash Value minus any applicable surrender charge) is at least $300 more than an amount called the "Withdrawal Single Premium" (See "Calculation of Withdrawal Single Premium," below), which depends on the Insured's Attained Age. Second, a cash withdrawal may be made only if the amount withdrawn does not reduce the Policy's net loan value (loan value less existing policy loan and accrued interest) to zero. (See "Loan Privilege," Page 30.) Upon request, PMLIC will tell the Owner how much may be withdrawn.

     No more than four withdrawals may be made in a Policy Year. A withdrawal cannot be made for less than $300. Withdrawals cannot be repaid except as premium payments, subject to Premium Expense Charges (see "Premium Expense Charge," Page 35), and any applicable limits on premium payments (see "Payment and Allocation of Premiums," Page 22). If the Owner does not specify an allocation for the withdrawal, it will be allocated among the Separate Accounts (or any Subaccount) based upon the net Cash Value of each Separate Account on the date of the withdrawal.

     Calculation of Withdrawal Single Premium. The Withdrawal Single Premium is based on:

        (1) Current cost of insurance rates;

        (2) Expense charges described herein;

        (3) A Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;

        (4) An interest rate of 7 1/2%; and

          (5) An amount sufficient to cover the cost of additional premiums for supplementary benefits and extra-premium class.

     The Withdrawal Single Premium is the same as the Special Premium Payment Single Premium ("SPPSP") using the 7.5% assumed rate (examples of the 7.5% SPPSP are listed in Examples A and B on page 24), which is used to calculate whether the Special Premium Payment Provision goes into effect (see discussion beginning at page 23). Generally a withdrawal of excess cash cannot be made unless the Special Premium Payment Provision is in effect. There may be limited situations, however, where a cash withdrawal can be made although the Special Premium Payment Provision is not in effect, because the cash surrender value may have increased since the SPPSP was last calculated. In addition, the Special Premium Payment Provision may be in effect during periods when cash withdrawals may not be made, for several reasons including: (1) the withdrawal provision depends on whether the cash surrender value exceeds the Withdrawal Single Premium, whereas the Special Premium Payment Provision depends on whether a larger amount, the Cash Value, exceeds the SPPSP; (2) the withdrawal provision is based on the 7.5% SPPSP, whereas a smaller amount, the 9% SPPSP, is used to determine if the Special Premium Payment Provision will remain in effect for another year once it is in effect; and (3) since the minimum cash withdrawal is $300, cash withdrawals are permitted only if the cash surrender value is at least $300 greater than the Withdrawal Single Premium.

     For Policies issued to residents of New York State, the amount that may be withdrawn is based on whether the cash surrender value is at least $300 more than the greater of the Withdrawal Single Premium and the Withdrawal Tabular Value.

     For a Policy with the Basic Death Benefit, the Withdrawal Tabular Value is calculated like the Cash Value of the Policy except that it is based on the following assumptions:

        (1) Guaranteed (maximum) cost of insurance rates;

        (2) Expense charges described herein;

        (3) A net investment return of 4 1/2%;

        (4) Payment of all scheduled premiums when due; and

        (5) No unscheduled premium payments or policy loans.

Because these assumptions are more conservative than the calculations used to calculate the Withdrawal Single Premium, for New York Policies, it is somewhat less likely under certain circumstances that there can be a Withdrawal of Excess Cash Value.

     Effect of Withdrawal. Whenever a withdrawal is made, the Death Benefit will immediately be recalculated to take into account the reduction in Cash Value (see "Death Benefit," Page 21). This will not change the Guaranteed Minimum Death Benefit or the amount of scheduled premiums payable before the Premium Change Date. The amount of scheduled premiums after the Premium Change Date may be affected by withdrawals but in no event will they be greater than the amount set forth in the Policy. (See "Premium Change Date," Page 24.) A withdrawal may, under certain circumstances, have Federal income tax consequences. (See "Federal Income Tax Considerations," Page 38.)

SURRENDER OF THE POLICY

     The Policy may be surrendered at any time while the Insured is living for its Net Cash Surrender Value. The Net Cash Surrender Value is the net Cash Value (Cash Value minus any policy loan and accrued interest) less any surrender charge. (See "Surrender Charge," Page 35). PMLIC will determine the Net Cash Surrender Value on the date it receives at its Home Office a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the surrender request to PMLIC.

ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

     The ADBR permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

     1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

     2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of The Rider. The Federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to

$250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:

     The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:

        1. any dividend accumulations;
        2. any dividends due and not paid;
        3. any dividend payable at death if the Insured died at such time;
          4. any Premium Refund payable at death if the Insured died at such time; and
          5. any insurance payable under the terms of any other rider attached to a Policy.

     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PMLIC at its Home Office. Due Proof of Eligibility means a written certification (described more fully in the ADBR), in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

     PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the Rider. The ADBR provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon is subtracted from the amount of Insurance Proceeds at Death.

     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.


     The foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed with the SEC as an exhibit to the Registration Statement. General Provisions of the Policy, including Settlement Options, are discussed under "Other Policy Provisions," Page 43.


                              CHARGES AND EXPENSES

PREMIUM EXPENSE CHARGE

     The amounts allocated to the Separate Accounts selected by the Owner are Net Premiums. A net scheduled premium is a scheduled Base Premium (total scheduled premium minus the premium processing charge and premiums for any supplementary benefits and for extra-premium class) less the sales charge and state premium tax charge described below. A net unscheduled premium is an unscheduled premium payment less the Premium Expense Charge. The Premium Expense Charge consists of the following:

     Premium Processing Charge. PMLIC will deduct a charge of $1.00 from each premium payment to cover the cost of collecting and processing premium payments. Policies for which premiums are paid annually will therefore incur lower aggregate premium processing charges than Policies with premiums paid more frequently.


     Sales Charge. A sales charge is deducted from each premium payment. This sales charge is equal to 5% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. This charge is deducted to partially compensate PMLIC for the cost of selling the Policy. These costs include agents' commissions, advertising, printing of prospectuses and sales literature. (There also is a Contingent Deferred Sales Charge which is deducted only if the Policy is surrendered or lapses in the first 9 Policy Years. See "Contingent Deferred Sales Charge," Page 36.)


     The amount of the sales charge in any Policy Year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered over the life of the Policy from sales charges, PMLIC will recover its distribution costs from sources other than the sales charge, including any profit derived from the mortality and expense risk charge.

     State and Local Premium Tax Charge. A charge is deducted from each premium payment to compensate PMLIC for paying state premium taxes. This charge is equal to 2 1/2% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. Premium taxes vary from state to state and the 2 1/2% rate is the average rate expected to be paid on premiums received in most states. This charge may be increased in certain localities when substantial additional premium taxes are assessed.

SURRENDER CHARGE

     If the Policy is surrendered or lapses in the first 9 Policy Years, PMLIC will deduct a surrender charge from the net Cash Value before paying the Net Cash Surrender Value pursuant to a surrender request or applying it to a Settlement Option. There is no surrender charge if the Policy is surrendered or lapses during Policy Year 10 or thereafter. The total surrender charge consists of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge.

     Contingent Deferred Administrative Charge. The Contingent Deferred Administrative Charge is to compensate PMLIC for expenses, other than sales expenses, incurred in connection with the issuance of the

Policy. Such expenses include medical examinations; insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records. This charge is as follows:

              CONTINGENT DEFERRED ADMINISTRATIVE
POLICY YEAR     CHARGE PER $1,000 FACE AMOUNT
-----------   ----------------------------------
    1-5                     $5.00
      6                      4.00
      7                      3.00
      8                      2.00
      9                      1.00
     10                      Zero

     Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is to partially compensate PMLIC for the cost of selling the Policy.

     If the Special Premium Payment Provision has never been in effect as of the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:

     (i) the total premiums paid, less premium processing charges, to the date of surrender or lapse; and

     (ii) the scheduled Base Premiums payable up to such date (scheduled Base Premiums are total scheduled premiums less premium processing charges and premiums for supplementary benefits and for extra-premium class);

     If the Special Premium Payment Provision has been in effect prior to the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:

     (i) the total premiums paid, less premium processing charges, to the date of surrender or lapse; and

     (ii) the scheduled Base Premiums that would have been payable up to such date if the Special Premium Payment Provision had never been in effect.

     The maximum Contingent Deferred Sales Charge is an amount equal to 25% of the first year's scheduled Base Premiums, plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5. Expressed differently, this equals 9% of the total scheduled Base Premiums for Policy Years 1 through 5. The maximum Contingent Deferred Sales Charge will be applied to Policies that lapse or are surrendered during Policy Year 5. Thereafter, the Contingent Deferred Sales Charge will be reduced each year until it becomes zero in Policy Year 10 and thereafter.

     The following table shows the rates that will apply when Policies with premiums payable annually (and for Insureds with an Issue Age of 65 or less) are surrendered or lapse.

 FOR POLICIES     THE CONTINGENT DEFERRED SALES CHARGE    WHICH IS EQUAL TO THE
   WHICH ARE               RATES WILL BE THE             FOLLOWING PERCENTAGE OF
  SURRENDERED           FOLLOWING PERCENTAGE OF          THE SCHEDULED PREMIUMS
OR LAPSE DURING           ONE SCHEDULED ANNUAL              UP TO THE DATE OF
  POLICY YEAR                   PREMIUM                    SURRENDER OR LAPSE
---------------   ------------------------------------   -----------------------
      1                             25%                           25.00%
      2                             30%                           15.00%
      3                             35%                           11.66%
      4                             40%                           10.00%
      5                             45%                            9.00%
      6                             40%                            6.66%
      7                             30%                            4.28%
      8                             20%                            2.50%
      9                             10%                            1.11%
10 and later                      Zero                             Zero

     For Insureds whose Issue Age is above 65, the rates that will apply when Policies with premiums payable annually are surrendered or lapse will be less than or equal to those shown in the table above.

     For Policies with premiums payable more frequently than annually, the maximum Contingent Deferred Sales Charge is also 25% of the first year's scheduled Base Premiums due on or before the date of surrender or lapse plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5 which are payable on or before the date of surrender or lapse (or the same percentages of total premiums paid, if less). The charge declines uniformly in Policy Years 6 through 9 until it becomes zero for Policy Years 10 and thereafter. Although the rate of the Contingent Deferred Sales Charge is the same for annual premium Policies and Policies with premiums paid more frequently than annually, for Policies surrendered at the end of a Policy Year, the dollar amount of this charge will be higher for Policies with premiums paid more frequently than for annual premium Policies because the total amount of the scheduled premiums is higher.

MONTHLY DEDUCTIONS FROM CASH VALUE OF SEPARATE ACCOUNTS

     On each Policy Processing Day (the Policy Date and the same day of each succeeding month) PMLIC will deduct the following charges from the Cash Value of the Separate Accounts.

     Cost of Insurance. PMLIC deducts a cost of insurance charge to cover anticipated mortality costs. This charge is calculated by multiplying the net amount at risk under a Policy (the extent by which the Death Benefit as calculated on the Policy Processing Day, discounted at an annual rate of 5%, exceeds the Cash Value on the Policy Processing Day), by the mortality rate for the Insured's premium class, sex and Attained Age. If any unscheduled premium payments are made, this charge may be slightly higher for a Policy with the Increasing Death Benefit than for the same Policy with the Basic Death Benefit. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the cost of insurance charge depends only on the Insured's premium class and Attained Age.

     Except with respect to Policies issued in states which require "unisex" policies, or in conjunction with employee benefit plans (see "Policies Issued in Conjunction with Employee Benefit Plans"), the maximum mortality rates are based on the 1980 Commissioners' Standard Ordinary Mortality Table with Smoker/Non-Smoker modifications (1980 CSO Table). Under this Table, mortality rates generally are lower for Non-Smokers than for comparable Insureds who use tobacco. For Insureds under Attained Age 22 (21 in Texas) the 1980 CSO Table without modification is used. If PMLIC determines that a lesser amount than that called for by the 1980 CSO Table will be adequate to cover future anticipated mortality costs, a smaller deduction may be made. Currently, PMLIC has determined to charge less than the full cost of insurance charges specified in the 1980 CSO Table, but reserves the rights to make full cost of insurance charges based on the 1980 CSO Table.

     Administration Charge. This is a charge to compensate PMLIC for expenses incurred in the administration of the Policy such as processing claims, paying Cash Values, making Policy changes, keeping records and communicating with the Owner.

     The monthly charge will be equal to $3.25 per Policy and $0.015 per $1,000 of Face Amount. Thus, for a Policy with the minimum $50,000 Face Amount, the deduction will be $4.00 per month ($3.25 plus $0.75) or $48 per year.

     Minimum Death Benefit Guarantee Charge. This charge compensates PMLIC for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, as long as required scheduled premiums are paid when due the Death Benefit will never be less than the Face Amount of the Policy if the Basic Death Benefit applies and the Face Amount of the Policy plus the sum of unscheduled premiums received by PMLIC as of the date of death if the Increasing Death Benefit applies. This charge is equal to $0.01 per $1,000 of the applicable Guaranteed Minimum Death Benefit. For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the deduction will be $0.50 per month or $6.00 per year.

     First Year Policy Charge. A charge of $5.00 will be deducted on each of the first 12 Policy Processing Days. This charge in conjunction with the Contingent Deferred Administrative Charge compensates PMLIC for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy.

     Supplementary Benefit Charge. If the Special Premium Payment Provision is in effect (See "Special Premium Payment Provision," Page 25) charges for any supplementary benefits or for extra-premium class will be deducted on each Policy Processing Day a scheduled premium otherwise would be due. These charges will be 92.5% of the premiums otherwise payable for these benefits.

     The total monthly deduction will be allocated among the Separate Accounts in the same proportion as the Cash Value of each Separate Account bears to the total Cash Value of the Policy. PMLIC will allocate the monthly deduction for any Policy Processing Day prior to receipt of the first premium among the Separate Accounts based on the Cash Value in the Separate Accounts on the later of the Issue Date or the date the first premium is received.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNTS

     Charge for Mortality and Expense Risks. A charge is made to compensate PMLIC for assuming mortality and expense risks. A daily deduction is made from the assets of each of the Separate Accounts equivalent to an effective annual rate of 0.60% (this amounts to a daily charge of approximately .001644% per day) of the average daily net assets of each Separate Account.

     The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, greater Death Benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.

     If the mortality and expense risk charge proves insufficient, PMLIC will provide for all Death Benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

     Asset Charge Against Zero Coupon Bond Separate Account. PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of 0.25% (.000685% per day) of the average daily net assets of each Sub Account. This amount may be increased in the future, but in no event will it exceed an effective annual rate of 0.50% (.001370% per day).

     Charges for Income Taxes. PMLIC currently does not charge any Separate Account for its corporate Federal income taxes. However, PMLIC may make such a charge in the future, if there are any taxes that are attributable to that Account. Charges for other applicable taxes attributable to the Account also may be made. (See "Possible Charge for PMLIC's Taxes, Page 42.")

     Guarantee of Certain Charges. PMLIC guarantees that it will not increase the charges deducted from premiums, and the charge to the Separate Accounts for mortality and expense risks.

     Other Charges. The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

     More detailed information is contained in the Funds and the Zero Coupon Trust Prospectuses which are attached to or accompany this Prospectus.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. For Policies entered into after October 20, 1988, the requirements with respect to mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance with Section 7702 are different from the requirements for mortality and other expense charges that apply to Policies entered into before October 21, 1988. The Secretary of the Treasury (the "Treasury") has issued proposed regulations that specify what will be considered reasonable mortality charges under Section 7702 for Policies entered into after October 20, 1988. Overall, however, guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

     With respect to a Policy entered into before October 21, 1988, although there are no regulations interpreting the manner in which the tests under
Section 7702 are to be applied to such a Policy, PMLIC believes that such a Policy should meet the definition of a life insurance contract for Federal tax purposes. However, any change to a Policy entered into before October 21, 1988, including an exchange thereof, might cause such a Policy to be treated as entered into after October 20, 1988, and, in such circumstances, the Policy would be subject to the mortality and other expense charge requirements prescribed for Policies entered into after October 20, 1988. Accordingly, the Owner of a Policy entered into before October 21, 1988, should contact a competent tax adviser before exchanging, or making any other change, to such Policy to determine whether the exchange or change would cause the Policy to be treated as entered into after October 20, 1988.

     With respect to a Policy entered into after October 20, 1988 that is issued on the basis of a standard rate class, while there is some uncertainty due to the limited guidance under Section 7702, PMLIC nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract.

     With respect to a Policy entered into after October 20, 1988 that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is even less guidance, in particular as to how the new mortality and other expense requirements are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

     If it is subsequently determined that a Policy does not satisfy Section 7702, PMLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PMLIC reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Separate Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Accounts, through the Fund and the Zero Coupon Trust, intend to comply with the diversification requirements prescribed in Treas. Reg. sec.1.817-5, which affect how the Fund's and Trust's assets are to be invested. PMLIC believes that the Separate Accounts will, thus, meet the diversification requirements, and PMLIC will monitor continued compliance with this requirement.

     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values and the investment objective of certain Portfolios (i.e. Van Eck Worldwide Hard Assets Portfolio) may be narrower. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Accounts. In addition, PMLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PMLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from the Basic Death Benefit Option to the Increasing Death Benefit Option), a change in the Policy's face amount, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a withdrawal of excess cash value, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, or an assignment of the Policy may have tax consequences. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.


     Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988. A Policy entered into before June 21, 1988, may be treated as a Modified Endowment Contract if a "material change" is made to such a Policy after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death

Benefit and Cash Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PMLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4% interest or positive Separate Account earnings, if any) will be returned to the Owner upon receipt by PMLIC of the refund request. The amount to be refunded will be deducted from the Cash Value in the Separate Accounts in the same proportion as the premium payment was allocated to the Separate Accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount is treated as a loan for this purpose. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

     Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. An Owner should consult a tax adviser to determine whether policy loan interest is deductible.

     Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan (including an assignment) from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan (including an assignment) from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes determining the amount includible in gross income under Section 72(e) of the Code.

     Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



POSSIBLE TAX LAW CHANGES



     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.


     Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the net amount at risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, policy proceeds paid to the participant's beneficiary generally will not be completely excludable from the beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Cash Value will be excludable. The portion of the Death Benefit equal to the Cash Value, however, generally will be subject to Federal income tax to the extent it exceeds the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to owner-employees or participants who have borrowed from the plan).


     The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR PMLIC'S TAXES

     At the present time, the Company makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs which may be attributable to the Separate Accounts or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies.

     If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Separate Account to PMLIC's General Account. Any investment earnings on tax charges accumulated in a Separate Account will be retained by PMLIC.

                            OTHER POLICY PROVISIONS

PAYMENTS

     Payment of the amount payable upon surrender of the Policy, policy loan or withdrawal of excess Cash Value generally will be made within 7 days after receipt of PMLIC's Home Office of a written request signed by the Owner.

     For Policies sold in New York State, if the amount payable as a result of surrender, withdrawal of excess Cash Value or a policy loan is not mailed or delivered to the Owner within 10 working days of receipt by PMLIC of the request, interest will be added to such amount at the rate required by New York law.

     Payment of the Proceeds at death will generally be made within 7 days after PMLIC receives at its Home Office proof of the Insured's death and all other documents required for such payment. Interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Proceeds at death from the date of death until payment is made.

     Generally, the amount of a payment will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the effective date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or
(2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders.

THE CONTRACT

     The Policy and copy of the Applications attached thereto are the entire contract. Only statements made in the Applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OWNERSHIP

     The Owner is the Insured unless a different Owner is indicated in the Application or thereafter named. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY

     The beneficiary is as designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Proceeds for which there is not a designated beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

CHANGE OF OWNER AND BENEFICIARY


     As long as the Policy is in force, the Owner or beneficiary may be changed by written request in a form acceptable to PMLIC. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have tax consequences (See "Tax Treatment of Policy Benefits," Page 40).


ASSIGNMENT

     The Owner may assign the Policy and all rights thereunder except the right to change the beneficiary and to make an election under the Settlement Options. No assignment binds PMLIC unless in writing and received by PMLIC. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

MISSTATEMENT OF AGE AND SEX

     If the Insured's age or sex has been misstated in the Application, any benefits will be such as the premiums paid would have purchased at the correct age and sex.

SUICIDE

     In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any loan and accrued interest and any withdrawals of excess Cash Value.

INCONTESTABILITY

     The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Before such time, however, PMLIC may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

DIVIDENDS

     The Policy is participating; however, no dividends are being paid on the Policy at this time.

     If dividends are ever declared, they will be paid under one of the following options:

          (a) Paid in cash;

          (b) Used to reduce a scheduled premium payment, or

          (c) Applied as an unscheduled premium payment.

     The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as an unscheduled premium payment. The Owner may change the option by giving written notice to PMLIC.

     For Policies sold in New York State, if dividends are ever declared they will be paid under one of the options above, or left to accumulate at interest or used to buy paid-up additions, as chosen by the Owner.

SETTLEMENT OPTIONS

     In lieu of a single sum payment of Policy Proceeds on death or surrender, an election may be made to apply the Proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are stated below.

     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

     Instalments of a Specified Amount Option. Payable in equal instalments until Proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Instalments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the Proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

     Alternate Life Income Option. Proceeds may be taken as a life income with the amount of the payments depending on the non-participating single premium immediate annuity rates at the time payments begin.

SUPPLEMENTARY BENEFITS

     On payment of an additional premium and subject to certain age and insurance underwriting requirements, one or more of the following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

     Disability Waiver of Premium. Providing that in the event of the Insured's total disability before the Policy Anniversary nearest the Insured's 60th birthday and continuing for at least 90 days (where permitted), PMLIC will waive all scheduled premiums after the commencement and during the continuance of such disability. PMLIC may offer a 180 day extended waiting period for certain Insureds who do not qualify for the normal 90 day period.

     Accidental Death Benefit. Providing for an additional fixed amount of Death Benefit in the event the Insured dies from accidental bodily injury before the Policy Anniversary nearest the Insured's 70th birthday.

     Guaranteed Purchase Option. Providing that the Owner may purchase additional insurance on the Insured's life at specified times without evidence of insurability and under certain other circumstances.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

     The amount of scheduled premiums for Employee Benefit Series policies ("EBS Policies") depends on the Face Amount, the Insured's age and premium class, and the frequency of premium payments. For EBS Policies having the same Face Amounts, scheduled premiums will be the same for male and female Insureds of a particular age and premium class. (See "Amount of Scheduled Premiums," Page 23).

     For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Table B with Smoker/Non-Smoker modifications. Under this Table, mortality rates are the same for male and female Insureds of a particular Attained Age and premium class. (See "Cost of Insurance," Page 37).

     Illustrations reflecting the premiums and charges for EBS Policies will be provided to purchasers of such Policies.

     There is no provision for misstatement of sex in the EBS Policies. (See "Misstatement of Age and Sex," Page 44). Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 44).

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 45)) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS

     All of the assets held in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from Owners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.

     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the net Cash Value attributable to that Account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC.

     If PMLIC does disregard voting instructions, it will advise Policyholders of that action and its reasons for such action in the next semi-annual report to Owners.

     At some later time, MS Fund shares may be held by separate accounts of insurance companies not affiliated with PMLIC. PMLIC expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of Owners of Policies.

     Shares of the Funds other than the MS Fund are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PMLIC that are not affiliated with PMLIC. PMLIC understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, (1) to transfer assets determined by PMLIC to be associated with the class of policies to which the Policies belong from one Separate Account to another Separate Account by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from, Separate Accounts, or to combine any two or more accounts including the Separate Accounts, (or Subaccounts) (3) to operate one or more of the Separate Accounts (or Subaccounts) as a management investment company under the 1940 Act, or in any other form permitted by law, (4) to deregister the unit investment trust under the 1940 Act, and (5) to modify the provisions of the Policies to comply with applicable laws. PMLIC has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     Although PMLIC believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios or series or Subaccount of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PMLIC

                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
Robert W. Kloss..............................  1996 to present -- President and Chief Executive
  President and Chief Executive                Officer of PMLIC; 1994 to 1996 -- President and Chief
  Officer                                        Operating Officer of PMLIC; 1986 to
  Director                                       1994 -- President and Chief Executive Officer of
                                                 Covenant Life Insurance Company.

                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
Edward R. Book...............................  4/96 to present -- President of USA National Tourism
  Director                                       Organization, Inc.; 1/95 to 3/96 -- Past-President
1100 New York Avenue, N.W., Suite 450            and Consultant of Travel Industry Association of
Washington, DC 20005                             America; 9/89 to 12/94 -- President of Travel
                                                 Industry Association of America.
Dorothy M. Brown.............................  1992 to present -- Acting President of the
  Director                                     Pennsylvania Academy of the Fine Arts.
16 Meredith Road
Wynnewood, PA 19096
Robert J. Casale.............................  1988 to present -- Group President/Brokerage
  Director                                     Information Services Group of Automatic Data
2 Journal Square                                 Processing Inc.
Jersey City, NJ 07306
Nicholas DeBenedictus........................  1993 to present -- Chairman, President and Chief
Philadelphia Suburban Corp.                    Executive Officer of Philadelphia Suburban
762 Lancaster Avenue                             Corporation; 1989 to 1992 -- Senior Vice President
Bryn Mawr, PA 19010                              of Philadelphia Electric Company.
Philip C. Herr, II...........................  1961 to present -- Partner -- Herr, Potts & Herr.
  Director
Herr, Potts & Herr
100 Matsonford Road
Suite 446
Radnor, PA 19087
J. Richard Jones.............................  1981 to present -- President and Chief Executive
  Director                                     Officer of Jackson-Cross Company.
100 North 20th Street
Philadelphia, PA 19103
John P. Neafsey..............................  1993 to present -- President of JN Associates; 1990 to
  Director                                       1993 -- President of Greenwich Capital Markets, Inc.
13 Valley Road
So. Norwalk, CT 06854
Charles L. Orr...............................  1993 to present -- President and Chief Executive
  Director                                     Officer of Shaklee Corporation; 1990 to
Shaklee Corporation                              1993 -- President of Shaklee U.S., Inc.
Shaklee Terraces
444 Market Street
San Francisco, CA 94111
Donald A. Scott..............................  1964 to present -- Senior Partner -- Morgan, Lewis and
  Director                                       Bockius.
2000 One Logan Square
Philadelphia, PA 19103
John J. F. Sherrerd..........................  1969 to present -- Partner -- Miller, Anderson &
  Director                                     Sherrerd.
One Tower Bridge
West Conshohocken, PA 19428

                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
Harold A. Sorgenti...........................  1996 to present -- Partner -- Sorgenti Investment
  Director                                     Partners; 1991 to 1996 -- Partner -- The Freedom Group
Mellon Center, Suite 3905                        Partners.
1735 Market Street
Philadelphia, PA 19103
Alan F. Hinkle...............................  1996 to present -- Executive Vice President and Chief
  Executive Vice President and                   Actuary of PMLIC; 1974 to 1996 -- Vice President and
  Chief Actuary                                  Individual Actuary
James G. Potter, Jr..........................  12/97 to present -- Executive Vice President, General
  Executive Vice President,                      Counsel and Secretary of PMLIC; 6/89 to
  General Counsel and Secretary                  11/97 -- Chief Legal Officer, Prudential Banks.
Joan C. Tucker...............................  1996 to present -- Executive Vice President, Insurance
  Executive Vice President,                      Operations at PMLIC; 1996 -- Senior Vice President,
  Insurance Operations                           Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                                 President Individual Insurance Operations at PMLIC;
                                                 1989 to 1993 -- Assistant Vice President, Agency
                                                 Administration at PMLIC.
Mary Lynn Finelli............................  1996 to present -- Executive Vice President and Chief
  Executive Vice President and                   Financial Officer of PMLIC; 1986 to 1996 -- Vice
  Chief Financial Officer                        President and Controller of PMLIC.
Craig L. Snyder..............................  1979 to present -- Vice President, Mortgage Loans and
  Vice President --                            Real Estate of PMLIC.
  Mortgage Loans and
  Real Estate
Linda M. Springer............................  1996 to present -- Vice President and Controller of
  Vice President                               PMLIC; 1995 to 1996 -- Assistant Vice President and
  and Controller                                 Actuary of PMLIC; 1992 to 1995 -- Actuary of PMLIC.
Rosanne Gatta................................  1994 to present -- Vice President and Treasurer of
  Vice President                               PMLIC; 1985 to 1994 -- Assistant Vice President and
  and Treasurer                                  Treasurer of PMLIC.
1205 Westlakes Drive
Berwyn, PA 19312


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

  A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.

                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have sales agreements with 1717. 1717, whose address is Christiana Executive Campus, P.O. Box 15626 Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. 1717 is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Separate Accounts pursuant to a Distribution Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life and annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. 1717 receives no compensation as principal underwriter of the Policies.

     During fiscal years 1995, 1994 and 1993 no amounts were paid by PMLIC to 1717 pursuant to the Distribution Agreement. The principal underwriter may not be changed if such change is disapproved by PMLIC, which disapproval may not be unreasonable. In the event that PMLIC disapproves a proposed change, the proxy statement for the next shareholder meeting of the Fund will include a summary of the proposed change and the reasons given by PMLIC for its disapproval. The Policies are sold in those states where their sale is lawful.

     The insurance underwriting and the determination of a proposed Insured's premium class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the "free-look" provision.

     The agents who are both registered representatives of 1717 and career agents of PMLIC are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. The maximum percent of the first scheduled yearly premium which is payable to an agent for selling a Policy is 50%; the maximum percent of scheduled yearly premiums is 7% for year 2 and 5% for years 3 through 10. If the Special Premium Payment Provision is in effect, the maximum percent of an unscheduled premium payment which is payable to the agent is 7% for such premiums received during Policy Year 2 and 5% for those received during Policy Years 3 through 10; for unscheduled premium payments greater than an amount equal to two years' scheduled premiums, the maximum percent of such excess amount which is payable to the agent is 2%. If the Special Premium Payment Provision is not in effect, the maximum percent of an unscheduled premium payment which is payable to the agent is 2%. Agents may also receive expense allowances.

     Agents with less than three years of service with PMLIC may be paid on a different basis. Agents who meet certain productivity and/or persistency standards with respect to the sale of policies issued by PMLIC may be eligible for additional compensation.


                                 POLICY REPORTS


     In each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the current Death Benefit, any policy loans and accrued interest, the current Cash Value, scheduled and unscheduled premiums paid since the last report, charges deducted since the last report, and any withdrawals since the last report. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Sub Account of a Separate Account to another, the taking out of a loan, a repayment of a loan, the withdrawal of excess Cash Value, and the payment of any unbilled premium payments (except those paid by Automatic Payment Plan).

     An Owner will be sent a semi-annual report containing the financial statements of the Separate Accounts and the Funds and Trust as required by the 1940 Act.


                            PREPARING FOR YEAR 2000



     Like all financial services providers, Provident Mutual Life Insurance Company and its affiliates (collectively "Provident Mutual") utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. Provident Mutual have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Provident Mutual. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Provident Mutual currently anticipate that their systems will be Year 2000 compliant on or about January 1, 1999 but there can be no assurance that Provident Mutual will be successful, or that interaction with other service providers will not impair Provident Mutual's services at that time.


                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the form of Policy has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                               LEGAL PROCEEDINGS



     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.


                                    EXPERTS

     The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC.

                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Adam Scaramella, Esq., Counsel of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                   APPENDIX A
                        ILLUSTRATIONS OF DEATH BENEFITS,
                 CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


     Tables on Pages A-3 to A-12 illustrate the Death Benefit and cash surrender value of the Policy and are provided to assist in the comparison of the Policy with other variable life policies issued by PMLIC or other companies. The illustrations show how the Death Benefit and the cash surrender value (reflecting the deduction of the Premium Expense Charge and the Surrender Charge, if any), may vary over an extended period of time for different issue ages and premium classes, assuming hypothetical rates of investment return for the Separate Accounts equivalent to constant gross annual rates of 0%, 6% and 12%. The tables on Pages A-3 to A-10 are for males and females at certain ages, for various Face Amounts and Non-Smoker premium class. These illustrations assume the payment of scheduled premiums only and thus are applicable for Policies with either the Basic Death Benefit or Increasing Death Benefit.



     The amounts shown are as of the end of each Policy Year. The tables on Pages A-3 to A-6 assume that the current monthly cost of insurance rates and the current transaction charge for the Zero Coupon Bond Separate Account will be charged for the entire period illustrated while the tables on Pages A-7 to A-12 are based on guaranteed (maximum) cost of insurance rates and the maximum transaction charge for the Zero Coupon Bond Separate Account. The amounts shown in all tables reflect daily charges for mortality and expense risks equivalent to an effective annual charge of 0.60%, and in addition, reflect an averaging of certain other asset charges that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the illustrations, including the 0.60% mortality and expense risk charge listed above, is 1.39% for the illustrations on Pages A-3 to A-6 and 1.40% for the Illustrations on Pages A-7 to A-12. The total charge is based on an assumption that an Owner allocates the Policy values equally among the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and among each Sub-Account of the Variable Separate Account and of the Zero Coupon Bond Separate Account.



     These asset charges reflect an investment advisory fee of 0.62% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.17% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.



     Currently there is an expense reimbursement agreement between PMLIC and MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1997. The Fund expenses, excluding advisory fees, during 1997 were 0.11% for the Growth Portfolio, 0.14% for the Money Market Portfolio, 0.22% for the Bond Portfolio, 0.17% for the Managed Portfolio, 0.18% for the Aggressive Growth Portfolio and 0.27% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.



     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:



     VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.91%, VIP Fund II Asset Manager Portfolio 0.65%, VIP Fund II Index 500 Portfolio 0.40%, VIP Fund II Investment Grade Bond Portfolio 0.58%, VIP Fund II Contrafund Portfolio 0.71% and Van Eck Worldwide Hard Assets Portfolio 1.18%.


     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

     The illustrations also provide information about the premiums payable on and after the Premium Change Date. The tables illustrate the Policy values that would result if scheduled premiums are paid when due and the year, if any, in which the Special Premium Payment Provision initially goes into effect. That year is shown by use of an asterisk (*). If the Special Premium Payment Provision goes into effect for a Policy Year not shown in the illustration, the asterisk is shown for the first Policy Year illustrated after it goes into effect.

     The Tables on Pages A-11 and A-12 illustrate the Death Benefit and cash surrender value of the Policy with the Basic Death Benefit and the Increasing Death Benefit, respectively. In addition to the assumptions regarding hypothetical rates of investment return for the Separate Accounts and charges and expenses, these illustrations are for a male, age 35 having a Policy with a $100,000 Face Amount and an unscheduled premium of $10,000 when the Policy is purchased. The year in which the Special Premium Payment Provision goes into effect under each Death Benefit Option is also shown.

     PMLIC will furnish upon request an illustration reflecting the proposed Insured's age, sex, if applicable, premium class, and the Face Amount and frequency of premium payments requested. This illustration will assume a hypothetical rate of investment return for the Separate Accounts equivalent to a constant gross annual rate of 0% and at least one other rate between 0% and 12% as chosen by the applicant. In addition, an illustration will be included at the delivery of a Policy.

     For Policies issued in states requiring "unisex" policies (currently Montana) or in conjunction with employee benefit plans, PMLIC will furnish upon request illustrations based on unisex cost of insurance rates, the proposed Insured's age, and the Face Amount requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 25


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $765 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1             803        100,000        100,000          100,000            0               0               0
   2           1,647        100,000        100,000          100,000          170             264             363
   3           2,532        100,000        100,000          100,000          606             793             996
   4           3,462        100,000        100,000          100,000        1,038           1,350           1,703
   5           4,438        100,000        100,000          100,000        1,464           1,936           2,488
   6           5,464        100,000        100,000          100,000        2,061           2,727           3,538
   7           6,540        100,000        100,000          100,000        2,688           3,583           4,719
   8           7,670        100,000        100,000          100,000        3,306           4,469           6,004
   9           8,857        100,000        100,000          100,000        3,914           5,383           7,401
  10          10,103        100,000        100,000          100,248        4,511           6,326           8,923
  11          11,412        100,000        100,000          101,300        4,919           7,121          10,402
  12          12,785        100,000        100,000          102,473        5,315           7,946          12,028*
  13          14,228        100,000        100,000          103,780        5,695           8,799          13,815
  14          15,743        100,000        100,000          105,236        6,060           9,682          15,778
  15          17,333        100,000        100,000          106,858        6,407          10,594          17,935
  16          19,003        100,000        100,000          108,664        6,737          11,536          20,304
  17          20,756        100,000        100,273          110,672        7,047          12,506          22,905
  18          22,597        100,000        100,650          112,907        7,336          13,506          25,763
  19          24,530        100,000        101,023          115,392        7,603          14,534          28,903
  20          26,560        100,000        101,394          118,156        7,849          15,593*         32,354
  25          38,337        100,000        103,146          150,145        8,666          21,316          55,404
  30          53,367        100,000        104,564          212,243        8,551          27,680          91,484
  35          72,550        100,000        105,409          293,959        6,892          34,399         146,979
  40          97,032        100,000        105,372          405,221        2,863          41,216         231,555
  45         128,279        100,000        104,101          555,967            0          47,549         358,688
  50         175,144        100,000        107,537          766,990            0          59,144         547,849
  55         234,957        100,000        110,581        1,065,157            0          70,231         825,702



(1) If premiums are paid more frequently than annually the payments would be $393.98 semiannually, $200.43 quarterly, or $67.32 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,105 assuming a 0 pct. rate of return; $1,962 assuming a 6 pct. rate of return; and $765 assuming a 12 pct. rate of return.


(2) The premiums accumulated a 5% interest in Column 2 are those payable if the gross investment return is 6%.

(3) Assumes no Policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $991 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1           1,041        100,000        100,000         100,000              0              0               0
   2           2,133        100,000        100,000         100,000            509            641             779
   3           3,280        100,000        100,000         100,000          1,115          1,378           1,662
   4           4,485        100,000        100,000         100,000          1,702          2,139           2,633
   5           5,750        100,000        100,000         100,000          2,267          2,925           3,697
   6           7,078        100,000        100,000         100,000          3,010          3,936           5,065
   7           8,472        100,000        100,000         100,000          3,779          5,019           6,595
   8           9,936        100,000        100,000         100,000          4,524          6,127           8,249
   9          11,474        100,000        100,000         100,000          5,246          7,262          10,043
  10          13,088        100,000        100,000         100,429          5,945          8,425          11,991
  11          14,783        100,000        100,000         101,805          6,423          9,417          13,907
  12          16,563        100,000        100,000         103,342          6,879         10,443          16,009*
  13          18,431        100,000        100,000         105,056          7,316         11,503          18,318
  14          20,393        100,000        100,000         106,966          7,732         12,600          20,854
  15          22,454        100,000        100,000         109,094          8,127         13,733          23,641
  16          24,617        100,000        100,000         111,461          8,499         14,905          26,704
  17          26,888        100,000        100,140         114,095          8,848         16,115          30,069
  18          29,273        100,000        100,617         117,023          9,171         17,362          33,769
  19          31,777        100,000        101,090         120,277          9,465         18,645          37,833
  20          34,407        100,000        101,561         123,895          9,732         19,967*         42,302
  25          49,662        100,000        103,812         162,447         10,571         27,166          72,198
  30          69,133        100,000        105,645         232,224         10,268         35,320         119,089
  35          93,983        100,000        106,733         324,850          7,684         43,959         191,088
  40         128,506        100,000        109,183         450,836          4,817         55,295         300,557
  45         172,568        100,000        110,621         624,069              0         66,034         462,273



(1) If premiums are paid more frequently than annually the payments would be $510.37 semiannually, $259.64 quarterly, or $87.21 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $1,767 assuming a 0 pct. rate of return; $1,475 assuming a 6 pct. rate of return; and $991 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 45


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1,783 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           1,872        100,000        100,000          100,000           230            313             397
   2           3,838        100,000        100,000          100,000         1,337          1,579           1,831
   3           5,902        100,000        100,000          100,000         2,405          2,883           3,401
   4           8,069        100,000        100,000          100,000         3,432          4,226           5,121
   5          10,345        100,000        100,000          100,000         4,416          5,606           7,004
   6          12,734        100,000        100,000          100,000         5,634          7,304           9,347
   7          15,243        100,000        100,000          100,000         6,891          9,127          11,975
   8          17,877        100,000        100,000          100,000         8,095         10,982          14,817
   9          20,643        100,000        100,000          100,000         9,240         12,869          17,894
  10          23,548        100,000        100,000          100,000        10,321         14,781          21,227
  11          26,597        100,000        100,000          100,349        11,054         16,439          24,567
  12          29,799        100,000        100,000          102,857        11,716         18,122          28,210
  13          33,161        100,000        100,000          105,662        12,309         19,833          32,186*
  14          36,692        100,000        100,000          108,792        12,830         21,574          36,528
  15          40,398        100,000        100,000          112,279        13,271         23,342          41,270
  16          44,290        100,000        100,000          116,163        13,627         25,133          46,448
  17          48,377        100,000        100,000          120,487        13,888         26,945          52,106
  18          52,668        100,000        100,000          125,294        14,044         28,774          58,287
  19          57,174        100,000        100,000          130,636        14,082         30,613          65,039
  20          61,904        100,000        100,000          136,571        13,987         32,457          72,415
  25          89,352        100,000        100,000          187,230        11,086         41,694         120,793
  30         129,559        100,000        103,936          270,645         7,726         55,543*        193,318
  35         180,874        100,000        109,822          387,075             0         69,471         300,058



(1) If premiums are paid more frequently than annually the payments would be $918.25 semiannually, $467.15 quarterly, or $156.90 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,947 assuming a 0 pct. rate of return; $2,675 assuming a 6 pct. rate of return; and $1,783 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 55


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $2,445 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           2,567        100,000        100,000          100,000           485            599             713
   2           5,263        100,000        100,000          100,000         1,969          2,298           2,641
   3           8,093        100,000        100,000          100,000         3,403          4,053           4,758
   4          11,065        100,000        100,000          100,000         4,792          5,871           7,090
   5          14,186        100,000        100,000          100,000         6,135          7,755           9,659
   6          17,462        100,000        100,000          100,000         7,772         10,048          12,833
   7          20,903        100,000        100,000          100,000         9,474         12,525          16,415
   8          24,515        100,000        100,000          100,000        11,110         15,059          20,306
   9          28,308        100,000        100,000          100,000        12,667         17,641          24,534
  10          32,291        100,000        100,000          100,000        14,134         20,264          29,130
  11          36,472        100,000        100,000          102,692        15,162         22,585          33,782
  12          40,863        100,000        100,000          106,303        16,090         24,948          38,854*
  13          45,474        100,000        100,000          110,337        16,919         27,359          44,393
  14          50,315        100,000        100,000          114,839        17,650         29,827          50,451
  15          55,398        100,000        100,000          119,857        18,277         32,356          57,083
  16          60,991        100,000        100,000          125,438        19,339         35,183          64,341
  17          66,864        100,000        100,000          131,638        20,264         38,077          72,279
  18          73,031        100,000        100,000          138,519        21,024         41,026          80,950
  19          79,506        100,000        100,000          146,153        21,582         44,021          90,412
  20          86,304        100,000        100,925          154,621        21,903         47,037         100,733
  25         125,750        100,000        106,736          225,721        18,924         62,149*        167,201



(1) If premiums are paid more frequently than annually the payments would be $1,259.18 semiannually, $640.59 quarterly, or $215.16 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $3,039 assuming a 0 pct. rate of return; $2,689 assuming a 6 pct. rate of return; and $2,445 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED OVER OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 25


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $765 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1             803        100,000        100,000          100,000            0               0               0
   2           1,647        100,000        100,000          100,000          168             262             361
   3           2,532        100,000        100,000          100,000          603             790             993
   4           3,462        100,000        100,000          100,000        1,035           1,347           1,698
   5           4,438        100,000        100,000          100,000        1,460           1,931           2,482
   6           5,464        100,000        100,000          100,000        2,056           2,720           3,530
   7           6,540        100,000        100,000          100,000        2,682           3,576           4,709
   8           7,670        100,000        100,000          100,000        3,299           4,460           5,992
   9           8,857        100,000        100,000          100,000        3,906           5,372           7,386
  10          10,103        100,000        100,000          100,000        4,502           6,313           8,904
  11          11,412        100,000        100,000          100,896        4,908           7,106          10,380
  12          12,785        100,000        100,000          102,038        5,303           7,928          12,003*
  13          14,228        100,000        100,000          103,310        5,682           8,779          13,786
  14          15,743        100,000        100,000          104,729        6,045           9,659          15,745
  15          17,333        100,000        100,000          106,309        6,391          10,568          17,896
  16          19,003        100,000        100,000          108,071        6,720          11,506          20,259
  17          20,756        100,000        100,000          110,031        7,027          12,473          22,854
  18          22,597        100,000        100,000          112,215        7,315          13,469          25,705
  19          24,530        100,000        100,302          114,643        7,580          14,495          28,836
  20          26,560        100,000        100,619          117,345        7,824          15,552          32,278
  25          38,337        100,000        102,031          149,742        8,629          21,265*         55,255
  30          53,367        100,000        102,961          211,549        8,499          27,635          91,185
  35          72,550        100,000        103,076          292,543        6,737          34,346         146,271
  40          97,032        100,000        101,962          401,256        2,168          40,963         229,289
  45         128,279        100,000        100,000          545,003            0          46,669         351,614
  50         175,742        100,000        100,984          739,187            0          57,532         527,991
  55         236,318        100,000        102,059        1,001,100            0          67,159         776,046



(1) If premiums are paid more frequently than annually the payments would be $393.98 semiannually, $200.43 quarterly, or $67.32 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,105 assuming a 0 pct. rate of return; $2,072 assuming a 6 pct. rate of return; and $765 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED OVER OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $991 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           1,041        100,000        100,000         100,000             0               0               0
   2           2,133        100,000        100,000         100,000           507             639             777
   3           3,280        100,000        100,000         100,000         1,112           1,375           1,659
   4           4,485        100,000        100,000         100,000         1,698           2,135           2,628
   5           5,750        100,000        100,000         100,000         2,262           2,920           3,691
   6           7,078        100,000        100,000         100,000         3,004           3,928           5,056
   7           8,472        100,000        100,000         100,000         3,771           5,009           6,583
   8           9,936        100,000        100,000         100,000         4,514           6,115           8,234
   9          11,474        100,000        100,000         100,000         5,235           7,247          10,023
  10          13,088        100,000        100,000         100,000         5,932           8,407          11,967
  11          14,783        100,000        100,000         100,696         6,408           9,397          13,881
  12          16,563        100,000        100,000         102,145         6,860          10,416          15,978
  13          18,431        100,000        100,000         103,763         7,286          11,465          18,277*
  14          20,393        100,000        100,000         105,567         7,687          12,543          20,797
  15          22,454        100,000        100,000         107,580         8,060          13,652          23,561
  16          24,617        100,000        100,000         109,822         8,404          14,790          26,591
  17          26,888        100,000        100,000         112,320         8,716          15,958          29,914
  18          29,273        100,000        100,000         115,099         8,994          17,155          33,558
  19          31,777        100,000        100,000         118,189         9,233          18,377          37,552
  20          34,407        100,000        100,000         121,627         9,431          19,627          41,932
  25          49,662        100,000        100,636         159,900         9,801          26,331          71,066
  30          69,133        100,000        101,222         226,682         8,771          33,736         116,247
  35          93,983        100,000        100,671         313,741         4,895          41,229         184,553
  40         130,148        100,000        102,490         429,975             0          52,467*        286,650
  45         176,306        100,000        103,046         585,369             0          62,845         433,607



(1) If premiums are paid more frequently than annually the payments would be $510.37 semiannually, $259.64 quarterly, or $87.21 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $1,767 assuming a 0 pct. rate of return; $1,758 assuming a 6 pct. rate of return; and $991 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE, AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED OVER OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 45


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1,783 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
                          -------------------------------------------   -------------------------------------------
 END        PREMIUMS            ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
  OF      ACCUMULATED             ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
POLICY   AT 5 PCT. INT.      0 PCT.         6 PCT.         12 PCT.         0 PCT.         6 PCT.         12 PCT.
 YEAR     PER YEAR(2)        GROSS          GROSS           GROSS          GROSS          GROSS           GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1           1,872        100,000        100,000         100,000            228            311             395
   2           3,838        100,000        100,000         100,000          1,334          1,575           1,826
   3           5,902        100,000        100,000         100,000          2,399          2,876           3,394
   4           8,069        100,000        100,000         100,000          3,424          4,216           5,110
   5          10,345        100,000        100,000         100,000          4,405          5,594           6,990
   6          12,734        100,000        100,000         100,000          5,620          7,288           9,327
   7          15,243        100,000        100,000         100,000          6,874          9,106          11,949
   8          17,877        100,000        100,000         100,000          8,075         10,957          14,784
   9          20,643        100,000        100,000         100,000          9,216         12,837          17,852
  10          23,548        100,000        100,000         100,000         10,293         14,743          21,176
  11          26,597        100,000        100,000         100,000         11,021         16,394          24,505
  12          29,799        100,000        100,000         100,971         11,675         18,065          28,145
  13          33,161        100,000        100,000         103,624         12,250         19,756          32,116
  14          36,692        100,000        100,000         106,590         12,743         21,466          36,446*
  15          40,398        100,000        100,000         109,898         13,144         23,188          41,168
  16          44,290        100,000        100,000         113,588         13,444         24,919          46,318
  17          48,377        100,000        100,000         117,700         13,633         26,653          51,935
  18          52,668        100,000        100,000         122,276         13,696         28,382          58,062
  19          57,174        100,000        100,000         127,367         13,615         30,095          64,743
  20          61,904        100,000        100,000         133,027         13,370         31,782          72,028
  25          89,352        100,000        100,000         184,724          9,012         39,563         119,176
  30         131,009        100,000        100,000         262,736          1,765         51,827         187,668
  35         184,175        100,000        100,000         366,848              0         63,494         284,378



(1) If premiums are paid more frequently than annually the payments would be $918.25 semiannually, $467.15 quarterly, or $156.90 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,947 assuming a 0 pct. rate of return; $2,925 assuming a 6 pct. rate of return; and $1,783 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED OVER OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 55


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $2,445 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           2,567        100,000        100,000         100,000            395            506             618
   2           5,263        100,000        100,000         100,000          1,783          2,101           2,433
   3           8,093        100,000        100,000         100,000          3,117          3,741           4,419
   4          11,065        100,000        100,000         100,000          4,399          5,431           6,598
   5          14,186        100,000        100,000         100,000          5,628          7,174           8,993
   6          17,462        100,000        100,000         100,000          7,145          9,310          11,966
   7          20,903        100,000        100,000         100,000          8,718         11,015          15,316
   8          24,515        100,000        100,000         100,000         10,213         13,955          18,940
   9          28,308        100,000        100,000         100,000         11,614         16,318          22,859
  10          32,291        100,000        100,000         100,000         12,907         18,694          27,099
  11          36,472        100,000        100,000         100,000         13,742         20,736          31,356
  12          40,863        100,000        100,000         100,436         14,456         22,787          36,023
  13          45,474        100,000        100,000         103,933         15,050         24,852          41,123
  14          50,315        100,000        100,000         107,846         15,524         26,937          46,690*
  15          55,398        100,000        100,000         112,215         15,872         29,042          52,773
  16          61,350        100,000        100,000         117,082         16,627         31,737          59,420
  17          67,600        100,000        100,000         122,496         17,212         34,470          66,676
  18          74,163        100,000        100,000         128,508         17,588         37,222          74,587
  19          81,053        100,000        100,000         135,184         17,706         39,973          83,201
  20          88,288        100,000        100,000         142,598         17,517         42,709          92,575
  25         130,267        100,000        100,000         205,487         10,183         56,098         152,212



(1) If premiums are paid more frequently than annually the payments would be $1,259.18 semiannually, $640.59 quarterly, or $215.16 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $3,039 assuming a 0 pct. rate of return; $3,031 assuming a 6 pct. rate of return; and $2,445 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE, AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1,143 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


             WITH $10,000 UNSCHEDULED PREMIUM PAID AT POLICY ISSUE


                    USING CURRENT COST OF INSURANCE CHARGES


                            WITH BASIC DEATH BENEFIT



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1          11,700        100,723        101,324          101,925         9,098          9,699           10,300
   2          13,485        101,007        102,275          103,614         9,719*        10,987*          12,327*
   3          15,360        101,187        103,192          105,426        10,322         12,328           14,562
   4          17,328        101,321        104,136          107,441        10,907         13,721           17,026
   5          19,394        101,407        105,106          109,678        11,471         15,169           19,742
   6          21,564        101,445        106,103          112,165        12,228         16,887           22,949
   7          23,843        101,430        107,127          114,925        13,021         18,717           26,516
   8          26,235        101,363        108,179          117,991        13,791         20,607           30,419
   9          28,747        101,241        109,259          121,393        14,538         22,556           34,690
  10          31,384        101,063        110,369          125,189        15,261         24,567           39,368
  11          34,154        100,824        111,506          136,347        15,744         26,426           44,268
  12          37,062        100,524        112,672          147,912        16,201         28,349           49,635
  13          40,115        100,160        113,867          160,417        16,630         30,337           55,507
  14          43,321        100,000        115,092          173,415        17,032         32,392           61,934
  15          46,687        100,000        116,346          186,892        17,401         34,516           68,964
  16          50,221        100,000        117,630          200,833        17,737         36,709           76,654
  17          53,932        100,000        118,940          216,044        18,035         38,970           85,056
  18          57,829        100,000        120,278          231,811        18,289         41,299           94,232
  19          61,921        100,000        121,644          249,136        18,496         43,694          104,241
  20          66,217        100,000        123,036          267,148        18,648         46,153          115,150
  25          91,143        100,000        130,464          372,423       18,484#         59,454          186,211
  30         122,956        100,000        138,644          515,430        16,240         74,488          294,531
  35         163,558        100,000        147,638          708,943        10,389         91,086          457,382
  40         215,378        100,000        157,527          979,596         3,427        109,134          699,711
  45         281,514        100,000        168,655        1,361,839             0        128,304        1,055,689



(1) If premiums are paid more frequently than annually the payments would be $588.65 semiannually, $299.47 quarterly, or $100.58 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,239 assuming a 0 pct. rate of return; $1,143 assuming a 6 pct. rate of return; and $1,143 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3)  Assumes no Policy loan has been made.



# First year shown in which Special Premium Payment Provision ceases to be in effect.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE, AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 35
                              $100,000 FACE AMOUNT
              $1,143 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)
             WITH $10,000 UNSCHEDULED PREMIUM PAID AT POLICY ISSUE
                    USING CURRENT COST OF INSURANCE CHARGES
                         WITH INCREASING DEATH BENEFIT


                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1          11,700        110,000        110,000          110,000         9,082          9,682           10,283
   2          13,485        110,000        111,143          111,143         9,687         10,953*          12,292*
   3          15,360        110,000        112,286          112,286        10,273         12,272           14,507
   4          17,328        110,000        113,429          113,429        10,840         13,642           16,950
   5          19,394        110,000        114,572          114,572        11,386         15,063           19,642
   6          21,564        110,000        115,715          115,715        12,125         16,751           22,825
   7          23,843        110,000        116,858          116,858        12,897         18,548           26,369
   8          26,235        110,000        118,001          118,001        13,646         20,400           30,249
   9          28,747        110,000        119,144          119,144        14,369         22,306           34,501
  10          31,384        110,000        120,287          124,541        15,066         24,271           39,164
  11          34,154        110,000        121,430          135,651        15,522         26,078           44,043
  12          37,062        110,000        122,573          147,165        15,947         27,942           49,384
  13          40,115        110,000        123,716          159,614        16,342         29,867           55,230
  14          43,321        110,000        124,859          172,554        16,704         31,852           61,626
  15          46,687        110,000        126,002          185,970        17,030         33,897           68,623
  16          50,221        110,000        127,145          199,847        17,320         36,005           76,277
  17          53,932        110,000        128,288          214,987        17,567         38,173           84,641
  18          57,829        110,000        129,431          230,681        17,766         40,398           93,773
  19          61,921        110,000        130,574          247,926        17,912         42,679          103,734
  20          66,217        110,000        131,717          265,853        17,998         45,012          114,592
  25          91,143        110,000        137,432          370,628        17,381         57,483          185,314
  30         122,956        110,000        143,147          512,947        14,404         71,265          293,112
  35         163,558        110,000        148,862          705,521         7,295         86,025          455,174
  40         215,378        110,000        154,577          974,857             0        101,498          696,326
  45         281,514        110,000        160,292        1,355,235             0        117,247        1,050,569



(1) If premiums are paid more frequently than annually, the payments would be $588.65 semiannually, $299.47 quarterly, or $100.58 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,239 assuming a 0 pct. rate of return; $1,143 assuming a 6 pct. rate of return; and $1,143 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE SEPARATE ACCOUNTS CHOSEN BY AN OWNER. THE DEATH BENEFIT, CASH SURRENDER VALUE AND PREMIUM ON THE PREMIUM CHANGE DATE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY PMLIC THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B
                      CALCULATION OF NET INVESTMENT FACTOR
                          AND CASH VALUE OF THE POLICY

     Following is a description of how the Net Investment Factor is calculated and how the Net Investment Factor is used to determine the Cash Value of the Policy.

     Net Investment Factor. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is a. divided by b., minus c. and minus d., where:

          a. is:

             1. the value of the assets in the Separate Account for the preceding Valuation Period; plus

             2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus

             3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

             4. any amount charged against the Separate Account for taxes, or any amount PMLIC sets aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and

          b. is the value of the assets for the preceding Valuation Period; and

          c. is a charge no greater than 0.60% per year (.001644% for each day in the Valuation Period) for mortality and expense risks; and

          d. is a charge, for the Zero Coupon Bond Separate Account only, no greater than 0.50% per year (.001370% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

     The charges in c. and d. are expressed as a percentage of assets in the Account at the beginning of each day during the Valuation Period.

     Calculation of Cash Value. When the first net scheduled premium is allocated to the Separate Accounts, the Cash Value of each Separate Account on the Policy Date will equal the Net Premium allocated to that Separate Account minus the first monthly deduction allocated to that Separate Account. Thereafter, on each Valuation Day, the Cash Value of each Separate Account will equal:

          1. the Cash Value of the Separate Account on the previous Valuation Day times the Net Investment Factor for the current Valuation Period;

          2. plus any Net Premiums received during the current Valuation Period which are allocated to that Separate Account;

          3. plus any Cash Value which, during the current Valuation Period;

             a. is transferred to the Separate Account from the General Account when any loan amount is repaid, including interest credited to loaned amounts; and

             b. is transferred to the Separate Account from another Separate Account when requested by the Owner;

          4. minus any Cash Value which, during the current Valuation Period:

             a. is transferred from the Separate Account to the General Account when the Owner borrows on the Policy or fails to pay interest when due; and

             b. is transferred from the Separate Account to another Separate Account when requested by the Owner;

          5. plus any dividends credited to the Separate Account during the current Valuation Period;

          6. minus the monthly deductions allocated to the Separate Account during the current Valuation Period;

          7. minus any partial withdrawal during the current Valuation Period which are allocated to the Separate Account.

     The Cash Value of the Policy is equal to: (a) the sum of the Cash Value of each Separate Account; plus (b) the Cash Value in the General Account attributable to any outstanding policy loans.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1937 and have ending periods at five year intervals.)


        Measurement Period
      (Fiscal Year Covered)              Stocks               Bonds         U.S. Treasury Bills
1957                                      12.98                2.52                 0.91
1962                                      15.25                2.48                 1.50
1967                                      14.63                2.01                 2.38
1972                                      11.67                2.95                 3.39
1977                                       8.12                3.99                 4.44
1982                                       8.30                4.47                 6.51
1987                                       9.27                7.88                 7.44
1992                                      11.33                9.54                 7.70
1997                                      16.65               10.29                 7.29

---------------

* Sources: Common stock returns -- Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e. 1926-1945, 1927-1946, and so on through 1978-1997):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 50 of the 53 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 53 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 53 periods.



     Over the 43 30-year time periods beginning in 1926 and ending in 1997, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.



     From 1926 through 1997 the compound annual return for common stocks was 11.0%, compared to 5.7% for high-grade, long-term corporate bonds, 5.2% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.


                            ------------------------


       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR


                            SPECIFIC HOLDING PERIODS



     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1997.



     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.



     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. RATHER IT SHOWS THE HISTORIC PERFORMANCE OF A BROAD INDEX OF STOCKS OVER ARBITRARILY SELECTED TIME PERIODS.



             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:



                                                                                                      GREATER
                                                                                                       THAN
           HOLDING              NEGATIVE    0-5.00%    5.01-10.00%    10.01-15.00%    15.01-20.00%    20.00%
            PERIOD               RETURN     RETURN       RETURN          RETURN          RETURN       RETURN
            ------              --------    -------    -----------    ------------    ------------    ------
 1 year                           27.8%       4.2%        11.1%            6.9%           11.1%        38.9%
 5 years                          10.3%      14.7%        14.7%           32.4%           17.6%        10.3%
10 years                           3.2%      11.1%        34.9%           22.2%           27.0%         1.6%
20 years                           0.0%       5.8%        32.1%           54.7%            7.5%         0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.


                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

                     Measurement Period                        Treasury Bills Adjusted for
                   (Fiscal Year Covered)                                Inflation
1957                                                                      -2.45
1962                                                                      -1.44
1967                                                                       0.50
1972                                                                       1.02
1977                                                                       0.44
1982                                                                       0.47
1987                                                                       1.07
1992                                                                       1.40
1997                                                                       2.29

Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation.

     The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5
Total Value of 87.5 shares @
$15/share                          $1,312.50
Less Investment made                 (900.00)
                                   ---------
Gain/Profit                        $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS

     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Managed Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1997..................................................   F-3
     Statements of Operations for the Years Ended December
      31, 1997, 1996 and 1995...............................   F-8
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1997, 1996, and 1995.....................  F-22
     Notes to Financial Statements..........................  F-36
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-53
     Consolidated Statements of Financial Condition,
      December 31, 1997 and 1996............................  F-54
     Consolidated Statements of Operations for the Years
      Ended December 31, 1997, 1996 and 1995................  F-55
     Consolidated Statements of Capital and Surplus for the
      Years Ended December 31, 1997, 1996 and 1995..........  F-56
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1997, 1996 and 1995................  F-57
     Notes to Consolidated Financial Statements.............  F-58

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of the Provident Mutual Variable Separate Accounts. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1997, and the results of their operations and the changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 4, 1998

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                          MONEY                                     AGGRESSIVE
                                          GROWTH          MARKET          BOND         MANAGED        GROWTH      INTERNATIONAL
                                         SEPARATE        SEPARATE       SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                          ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio...................  $206,893,584
  Money Market Portfolio.............                  $22,625,570
  Bond Portfolio.....................                                 $13,495,581
  Managed Portfolio..................                                                $36,192,027
  Aggressive Growth Portfolio........                                                               $34,927,244
  International Portfolio............                                                                              $38,762,124
Dividends receivable.................                      104,280
Receivable from Provident Mutual Life
  Insurance Company..................                      263,062
                                       ------------    -----------    -----------    -----------    -----------    -----------
Total Assets.........................   206,893,584     22,992,912     13,495,581     36,192,027     34,927,244     38,762,124
                                       ------------    -----------    -----------    -----------    -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company..................       111,809                        15,048         19,057
                                       ------------    -----------    -----------    -----------    -----------    -----------
NET ASSETS...........................  $206,781,775    $22,992,912    $13,480,533    $36,172,970    $34,927,244    $38,762,124
                                       ============    ===========    ===========    ===========    ===========    ===========
Held for the benefit of
  policyholders......................  $206,502,297    $22,832,474    $13,364,769    $35,981,188    $34,712,042    $38,706,062
Attributable to Provident Mutual Life
  Insurance Company..................       279,478        160,438        115,764        191,782        215,202         56,062
                                       ------------    -----------    -----------    -----------    -----------    -----------
                                       $206,781,775    $22,992,912    $13,480,533    $36,172,970    $34,927,244    $38,762,124
                                       ============    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                 ZERO
                                                                COUPON
                                                                 BOND
                                                               SEPARATE
                                                                ACCOUNT
-------------------------------------------------------------------------
                                                              2006 SERIES
                                                              SUBACCOUNT
-------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................  $8,657,163
                                                              ----------
LIABILITIES
Payable to Provident Mutual Life Insurance Company..........      15,177
                                                              ----------
NET ASSETS..................................................  $8,641,986
                                                              ==========
Held for the benefit of policyholders.......................  $8,581,416
Attributable to Provident Mutual Life Insurance Company.....      60,570
                                                              ----------
                                                              $8,641,986
                                                              ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                 VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------
                                        FIDELITY                   FIDELITY                  FIDELITY
                                         EQUITY-      FIDELITY       HIGH       FIDELITY       ASSET      FIDELITY
                                         INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio............  $93,799,766
  Growth Portfolio...................               $109,653,375
  High Income Portfolio..............                             $15,302,332
  Overseas Portfolio.................                                          $24,399,967
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio............                                                       $42,160,660
  Index 500 Portfolio................                                                                    $72,064,851
                                       -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS...........................  $93,799,766  $109,653,375  $15,302,332  $24,399,967  $42,160,660  $72,064,851
                                       ===========  ============  ===========  ===========  ===========  ===========
Held for the benefit of
  policyholders......................  $93,784,846  $109,488,252  $15,261,950  $24,357,351  $42,034,887  $72,004,045
Attributable to Provident Mutual Life
  Insurance Company..................       14,920       165,123       40,382       42,616      125,773       60,806
                                       -----------  ------------  -----------  -----------  -----------  -----------
                                       $93,799,766  $109,653,375  $15,302,332  $24,399,967  $42,160,660  $72,064,851
                                       ===========  ============  ===========  ===========  ===========  ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                                                                    NEUBERGER
                                                 FIDELITY                NEUBERGER    NEUBERGER     & BERMAN
                                                INVESTMENT   FIDELITY     & BERMAN    & BERMAN       LIMITED
                                                GRADE BOND  CONTRAFUND    BALANCED     GROWTH     MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio.............  $7,897,930
  Contrafund Portfolio........................              $25,431,484
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio..........................                           $6,381,375
  Growth Portfolio............................                                       $25,140,863
  Limited Maturity Bond Portfolio.............                                                       $4,222,983
                                                ----------  -----------  ----------  -----------  -------------
NET ASSETS....................................  $7,897,930  $25,431,484  $6,381,375  $25,140,863     $4,222,983
                                                ==========  ===========  ==========  ===========  =============
Held for the benefit of policyholders.........  $7,884,506  $25,412,860  $6,319,112  $25,078,557     $4,191,733
Attributable to Provident Mutual Life
  Insurance Company...........................      13,424       18,624      62,263       62,306         31,250
                                                ----------  -----------  ----------  -----------  -------------
                                                $7,897,930  $25,431,484  $6,381,375  $25,140,863     $4,222,983
                                                ==========  ===========  ==========  ===========  =============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                  AMERICAN                                 VAN ECK
                                                 CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    ALGER AMERICAN
                                                  CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        SMALL
                                                APPRECIATION      BOND      HARD ASSETS    MARKETS     CAPITALIZATION
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable
  Portfolios, Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio.................................   $8,434,404
Investment in the Van Eck Worldwide Insurance
  Trust, at market value:
  Van Eck Worldwide Bond Portfolio............                 $4,377,135
  Van Eck Worldwide Hard Assets Portfolio.....                              $2,781,168
  Van Eck Worldwide Emerging Markets
    Portfolio.................................                                            $6,363,909
Investment in the Alger American Fund, at
  market value:
  Alger American Small Capitalization
    Portfolio.................................                                                          $18,732,813
                                                 ----------    ----------   ----------    ----------    -----------
NET ASSETS....................................   $8,434,404    $4,377,135   $2,781,168    $6,363,909    $18,732,813
                                                 ==========    ==========   ==========    ==========    ===========
Held for the benefit of policyholders.........   $8,406,219    $4,347,951   $2,747,965    $6,322,118    $18,693,517
Attributable to Provident Mutual Life
  Insurance Company...........................       28,185       29,184        33,203       41,791          39,296
                                                 ----------    ----------   ----------    ----------    -----------
                                                 $8,434,404    $4,377,135   $2,781,168    $6,363,909    $18,732,813
                                                 ==========    ==========   ==========    ==========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                         MONEY                                AGGRESSIVE
                                           GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                          SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                           ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $ 248,042     $  268,402
EXPENSES
Mortality and expense risks............    1,171,607      170,118       78,010      208,655     202,951        251,580
Operating expense reimbursement........       (3,041)         (40)      (1,390)
                                         -----------   ----------   ----------   ----------   ----------    ----------
Total expenses.........................    1,168,566      170,078       76,620      208,655     202,951        251,580
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net investment income..................    2,759,199    1,095,585      651,271      904,070      45,091         16,822
                                         -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................   19,579,907                                242,281      49,195      2,101,304
Net realized gain (loss) from
  redemption of investment shares......    4,127,983                    (7,292)     956,474     577,435        504,035
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on
  investments..........................   23,707,890                    (7,292)   1,198,755     626,630      2,605,339
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of
  investments:
  Beginning of year....................   36,782,658                   143,144    4,034,365   4,227,761      3,295,188
  End of year..........................   49,936,122                   545,131    8,084,445   9,124,521      3,573,814
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of
  investments during the year..........   13,153,464                   401,987    4,050,080   4,896,760        278,626
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments..........................   36,861,354                   394,695    5,248,835   5,523,390      2,883,965
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting
  from operations......................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                         ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                    FIDELITY                  FIDELITY
                                             EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $1,044,885    $  527,324    $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks..............     533,228       649,048       80,380      144,312      255,690        355,997
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).............     511,657      (121,724)     546,402      145,892      866,776          2,613
                                           -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...   5,253,449     2,887,725       77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of
  investment shares......................     965,614     1,224,507      123,771      156,064      391,666        814,167
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.........   6,219,063     4,112,232      201,238    1,308,085    3,207,342      1,541,832
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of
  investments:
  Beginning of year......................   9,654,194    12,974,029      471,856    1,745,917    4,535,884      4,431,677
  End of year............................  20,932,815    27,530,683    1,485,682    2,054,866    7,028,980     15,712,282
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of
  investments during the year ...........  11,278,621    14,556,654    1,013,826      308,949    2,493,096     11,280,605
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments............................  17,497,684    18,668,886    1,215,064    1,617,034    5,700,438     12,822,437
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.............................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                           ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                               INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                               GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................   $307,980    $  64,609     $ 77,242                     $153,994
EXPENSES
Mortality and expense risks..................     43,496      116,135       36,171    $ 146,708          23,036
                                                --------    ----------    --------    ----------       --------
Net investment income (loss).................    264,484      (51,526)      41,071     (146,708)        130,958
                                                --------    ----------    --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......                 170,752      198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares..........................      2,841      199,925      106,220      611,229          (6,752)
                                                --------    ----------    --------    ----------       --------
Net realized gain (loss) on investments......      2,841      370,677      304,475    2,142,526          (6,752)
                                                --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year..........................    155,266      477,324       71,201    1,243,267          19,157
  End of year................................    401,371    3,332,605      595,317    4,238,015          86,785
                                                --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments
  during the year............................    246,105    2,855,281      524,116    2,994,748          67,628
                                                --------    ----------    --------    ----------       --------
Net realized and unrealized gain on
  investments................................    248,946    3,225,958      828,591    5,137,274          60,876
                                                --------    ----------    --------    ----------       --------
Net increase in net assets resulting from
  operations.................................   $513,430    $3,174,432    $869,662    $4,990,566       $191,834
                                                ========    ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                    AMERICAN                                  VAN ECK
                                                   CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                    CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                  APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................                  $105,223     $  45,568    $    9,541
EXPENSES
Mortality and expense risks.....................  $    56,416       25,359        12,555        31,122      $   90,562
                                                  -----------     --------     ---------    -----------     ----------
Net investment income (loss)....................      (56,416)      79,864        33,013       (21,581)        (90,562)
                                                  -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of
  investment shares.............................      (90,120)      12,516        61,163        82,065          11,202
                                                  -----------     --------     ---------    -----------     ----------
Net realized gain on investments................       81,043       12,516        94,797        82,065         460,544
                                                  -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................     (633,726)      70,532       187,278        90,708         173,011
  End of year...................................   (1,024,766)      61,527       (31,204)   (1,437,453)      1,324,974
                                                  -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year...................     (391,040)      (9,005)     (218,482)   (1,528,161)      1,151,963
                                                  -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments...................................     (309,997)       3,511      (123,685)   (1,446,096)      1,612,507
                                                  -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting
  from operations...............................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                  ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                            GROWTH        MARKET         BOND        MANAGED       GROWTH     INTERNATIONAL
                                           SEPARATE      SEPARATE      SEPARATE     SEPARATE      SEPARATE      SEPARATE
                                           ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $ 4,325,341    $1,024,420    $ 606,893    $1,018,010    $ 206,506     $  289,229
EXPENSES
Mortality and expense risks............      954,536       141,194       66,990       179,326      151,081        191,387
Operating expense reimbursement........       (3,491)         (146)      (1,087)
                                         -----------    ----------    ---------    ----------    ----------    ----------
Total expenses.........................      951,045       141,048       65,903       179,326      151,081        191,387
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net investment income..................    3,374,296       883,372      540,990       838,684       55,425         97,842
                                         -----------    ----------    ---------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................    6,799,388                                1,102,736    2,080,731      1,172,472
Net realized gain (loss) from
  redemption of investment shares......    3,053,590                     (2,425)      628,270      460,172        273,023
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net realized gain (loss) on
  investments..........................    9,852,978                     (2,425)    1,731,006    2,540,903      1,445,495
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year....................   23,244,683                    443,614     3,562,768    2,711,686      2,138,159
  End of year..........................   36,782,658                    143,144     4,034,365    4,227,761      3,295,188
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................   13,537,975                   (300,470)      471,597    1,516,075      1,157,029
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net realized and unrealized gain (loss)
  on investments.......................   23,390,953                   (302,895)    2,202,603    4,056,978      2,602,524
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net increase in net assets resulting
  from operations......................  $26,765,249    $  883,372    $ 238,095    $3,041,287    $4,112,403    $2,700,366
                                         ===========    ==========    =========    ==========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $   4,977       $  33,364
Asset charge................................................       1,982          12,204
                                                               ---------       ---------
Net investment loss.........................................      (6,959)        (45,568)
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......     230,886         132,042
                                                               ---------       ---------
Net realized gain on investments............................     230,886         132,042
                                                               ---------       ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     195,315         910,239
  End of year...............................................                     744,136
                                                               ---------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (195,315)       (166,103)
                                                               ---------       ---------
Net realized and unrealized gain (loss) on investments......      35,571         (34,061)
                                                               ---------       ---------
Net increase (decrease) in net assets resulting from
  operations................................................   $  28,612       $ (79,629)
                                                               =========       =========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                  FIDELITY                  FIDELITY
                                            EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $  55,034    $ 133,186     $289,256    $ 105,244    $ 989,396    $  114,956
EXPENSES
Mortality and expense risks..............    324,906      435,364       40,586       83,411      196,306       106,980
                                           ----------   ----------    --------    ----------   ----------   ----------
Net investment income (loss).............   (269,872)    (302,178)     248,670       21,833      793,090         7,976
                                           ----------   ----------    --------    ----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...  1,577,632    3,362,939       56,594      115,769      815,818       295,601
Net realized gain from redemption of
  investment shares......................    292,479      461,027      136,266       72,206       42,369       108,595
                                           ----------   ----------    --------    ----------   ----------   ----------
Net realized gain on investments.........  1,870,111    3,823,966      192,860      187,975      858,187       404,196
                                           ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of
  investments:
  Beginning of year......................  5,231,207    8,695,334      207,596      502,338    2,425,055     1,377,575
  End of year............................  9,654,194    12,974,029     471,856    1,745,917    4,535,884     4,431,677
                                           ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of
  investments during the year............  4,422,987    4,278,695      264,260    1,243,579    2,110,829     3,054,102
                                           ----------   ----------    --------    ----------   ----------   ----------
Net realized and unrealized gain on
  investments............................  6,293,098    8,102,661      457,120    1,431,554    2,969,016     3,458,298
                                           ----------   ----------    --------    ----------   ----------   ----------
Net increase in net assets resulting from
  operations.............................  $6,023,226   $7,800,483    $705,790    $1,453,387   $3,762,106   $3,466,274
                                           ==========   ==========    ========    ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                  VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                              FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                             INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                             GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................   $122,049                  $ 79,943    $   4,468        $111,448
EXPENSES
Mortality and expense risks................     40,295     $  9,544       27,615       98,600          11,344
                                              --------     --------     --------    ----------       --------
Net investment income (loss)...............     81,754       (9,544)      52,328      (94,132)        100,104
                                              --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                              444,565    1,045,605
Net realized gain (loss) from redemption of
  investment shares........................     34,895        3,778       14,849       96,798          (8,673)
                                              --------     --------     --------    ----------       --------
Net realized gain (loss) on investments....     34,895        3,778      459,414    1,142,403          (8,673)
                                              --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................    173,631                   337,802    1,140,571          44,695
  End of year..............................    155,266      477,324       71,201    1,243,267          19,157
                                              --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments during the year...........    (18,365)     477,324     (266,601)     102,696         (25,538)
                                              --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments..............................     16,530      481,102      192,813    1,245,099         (34,211)
                                              --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations...............................   $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                              ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                  VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                                           VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                          WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                            TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................                 $65,988       $ 12,742      $   219        $    95
EXPENSES
Mortality and expense risks...............  $   49,667      15,456         10,810        4,045         17,365
                                            -----------    -------       --------      -------        -------
Net investment income (loss)..............     (49,667)     50,532          1,932       (3,826)       (17,270)
                                            -----------    -------       --------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested....     728,835                     12,496
Net realized gain (loss) from redemption
  of investment shares....................     127,215      20,012         40,140          470        (59,161)
                                            -----------    -------       --------      -------        -------
Net realized gain (loss) on investments...     856,050      20,012         52,636          470        (59,161)
                                            -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................     584,114      70,122         65,442
  End of year.............................    (633,726)     70,532        187,278       90,708        173,011
                                            -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation)
  of investments during the year..........  (1,217,840)        410        121,836       90,708        173,011
                                            -----------    -------       --------      -------        -------
Net realized and unrealized gain (loss) on
  investments.............................    (361,790)     20,422        174,472       91,178        113,850
                                            -----------    -------       --------      -------        -------
Net increase (decrease) in net assets
  resulting from operations...............  $ (411,457)    $70,954       $176,404      $87,352        $96,580
                                            ===========    =======       ========      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH       MARKET        BOND         MANAGED       GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE     SEPARATE      SEPARATE      SEPARATE      SEPARATE
                                            ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...............................  $ 3,702,641    $817,140    $  548,703    $1,057,761                  $   94,132
EXPENSES
Mortality and expense risks.............      767,425     101,404        56,053       152,755    $ 106,115        139,362
Operating expense reimbursement.........      (12,376)       (538)       (1,846)
                                          -----------    --------    ----------    ----------    ----------    ----------
Total expenses..........................      755,049     100,866        54,207       152,755      106,115        139,362
                                          -----------    --------    ----------    ----------    ----------    ----------
Net investment income (loss)............    2,947,592     716,274       494,496       905,006     (106,115)       (45,230)
                                          -----------    --------    ----------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested............................    7,782,999                                  24,410      109,290        444,778
Net realized gain from redemption of
  investment shares.....................    1,322,359                     8,291       502,630      169,077        440,185
                                          -----------    --------    ----------    ----------    ----------    ----------
Net realized gain on investments........    9,105,358                     8,291       527,040      278,367        884,963
                                          -----------    --------    ----------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation)
  of investments:
  Beginning of year.....................    3,760,116                  (660,717)     (168,478)   1,000,654        372,684
  End of year...........................   23,244,683                   443,614     3,562,768    2,711,686      2,138,159
                                          -----------    --------    ----------    ----------    ----------    ----------
Net unrealized appreciation of
  investments during the year...........   19,484,567                 1,104,331     3,731,246    1,711,032      1,765,475
                                          -----------    --------    ----------    ----------    ----------    ----------
Net realized and unrealized gain
  on investments........................   28,589,925                 1,112,622     4,258,286    1,989,399      2,650,438
                                          -----------    --------    ----------    ----------    ----------    ----------
Net increase in net assets resulting
  from operations.......................  $31,537,517    $716,274    $1,607,118    $5,163,292    $1,883,284    $2,605,208
                                          ===========    ========    ==========    ==========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
----------------------------------------------------------------------------------------
                                                              1996 SERIES    2006 SERIES
                                                              SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $ 11,204      $   24,226
Asset charge................................................      4,511           8,855
                                                               --------      ----------
Net investment loss.........................................    (15,715)        (33,081)
                                                               --------      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......     46,689         103,889
                                                               --------      ----------
Net realized gain on investments............................     46,689         103,889
                                                               --------      ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     89,755         (32,676)
  End of year...............................................    195,315         910,239
                                                               --------      ----------
Net unrealized appreciation of investments during the
  year......................................................    105,560         942,915
                                                               --------      ----------
Net realized and unrealized gain on investments.............    152,249       1,046,804
                                                               --------      ----------
Net increase in net assets resulting from operations........   $136,534      $1,013,723
                                                               ========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                              VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                FIDELITY                  FIDELITY                  FIDELITY                  FIDELITY
                                EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY    INVESTMENT
                                 INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................  $ 537,930    $ 119,536     $ 41,451     $ 14,561    $ 459,474    $  50,011     $ 28,403
EXPENSES
Mortality and expense
  risks......................    149,976      229,692       10,896       39,734      171,262       35,351        9,588
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net investment income
  (loss).....................    387,954     (110,156)      30,555      (25,173)     288,212       14,660       18,815
                               ----------   ----------    --------     --------    ----------   ----------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................    640,717                                 14,561                     6,844
Net realized gain (loss) from
  redemption of investment
  shares.....................     38,430       50,953        6,119        5,737      (74,582)      89,812       11,650
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net realized gain (loss)
  on investments.............    679,147       50,953        6,119       20,298      (74,582)      96,656       11,650
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........     80,034       60,179       (1,350)     (77,282)   (1,113,746)     20,259       (2,065)
  End of year................  5,231,207    8,695,334      207,596      502,338    2,425,055    1,377,575      173,631
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net unrealized appreciation
  of investments during the
  year.......................  5,151,173    8,635,155      208,946      579,620    3,538,801    1,357,316      175,696
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net realized and unrealized
  gain on investments........  5,830,320    8,686,108      215,065      599,918    3,464,219    1,453,972      187,346
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net increase in net assets
  resulting from
  operations.................  $6,218,274   $8,575,952    $245,620     $574,745    $3,752,431   $1,468,632    $206,161
                               ==========   ==========    ========     ========    ==========   ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                               VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                NEUBERGER    NEUBERGER       NEUBERGER                     VAN ECK         VAN ECK
                                 & BERMAN     & BERMAN    & BERMAN LIMITED      TCI       WORLDWIDE    GOLD AND NATURAL
                                 BALANCED      GROWTH      MATURITY BOND       GROWTH        BOND         RESOURCES
                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................   $ 38,294    $  10,198        $15,353         $  1,318     $ 89,753        $ 7,028
EXPENSES
Mortality and expense risks...     17,742       47,689          4,199           18,644        8,303          4,526
                                 --------    ----------       -------         --------     --------        -------
Net investment income
  (loss)......................     20,552      (37,491)        11,154          (17,326)      81,450          2,502
                                 --------    ----------       -------         --------     --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................     12,309      136,648
Net realized gain (loss) from
  redemption of investment
  shares......................     14,321      (13,352)         2,057           24,415        9,650         (2,771)
                                 --------    ----------       -------         --------     --------        -------
Net realized gain (loss)
  on investments..............     26,630      123,296          2,057           24,415        9,650         (2,771)
                                 --------    ----------       -------         --------     --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........    (87,659)    (221,388)           267           25,541        9,600        (11,497)
  End of year.................    337,802    1,140,571         44,695          584,114       70,122         65,442
                                 --------    ----------       -------         --------     --------        -------
Net unrealized appreciation of
  investments during the
  year........................    425,461    1,361,959         44,428          558,573       60,522         76,939
                                 --------    ----------       -------         --------     --------        -------
Net realized and unrealized
  gain on investments.........    452,091    1,485,255         46,485          582,988       70,172         74,168
                                 --------    ----------       -------         --------     --------        -------
Net increase in net assets
  resulting from operations...   $472,643    $1,447,764       $57,639         $565,662     $151,622        $76,670
                                 ========    ==========       =======         ========     ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                       MONEY                                   AGGRESSIVE
                                        GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                       SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income..............  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on
  investments......................    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of
  investments during the year......    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                     ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations.......................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                     ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and
  administrative charges...........   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures.........   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment
  portfolios.......................    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy
  loans............................    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death
  benefits.........................      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                     ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions.....................    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                     ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net
  assets...........................    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                     ------------   ------------   -----------   -----------   -----------    -----------
  End of year......................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                     ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                           FIDELITY                     FIDELITY                    FIDELITY
                                            EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                            INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)............  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments........    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of
  investments during the year...........   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                          -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from
  operations............................   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                          -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.............   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges...............................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures..............   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment
  portfolios............................    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans.....   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits.......      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                          -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions...................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                          -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets............   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year.....................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                          -----------   ------------   -----------   -----------   -----------   -----------
  End of year...........................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                          ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                  NEUBERGER     NEUBERGER       NEUBERGER
                                               INVESTMENT    FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED
                                               GRADE BOND   CONTRAFUND     BALANCED      GROWTH       MATURITY BOND
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $ 264,484    $  (51,526)   $  41,071    $ (146,708)      $  130,958
Net realized gain (loss) on investments......      2,841       370,677      304,475     2,142,526           (6,752)
Net unrealized appreciation of investments
  during the year............................    246,105     2,855,281      524,116     2,994,748           67,628
                                               ----------   -----------   ----------   -----------      ----------
Net increase in net assets from operations...    513,430     3,174,432      869,662     4,990,566          191,834
                                               ----------   -----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................  2,548,565     8,274,186    1,807,306     7,165,598        1,348,185
Cost of insurance and administrative
  charges....................................   (747,877)   (1,798,797)    (639,602)   (2,369,791)        (271,833)
Surrenders and forfeitures...................   (206,163)     (425,566)    (137,713)     (676,292)         (29,867)
Transfers between investment portfolios......    816,573    10,232,231      (79,543)     (721,651)         482,396
Net withdrawals due to policy loans..........    (22,522)     (201,694)     (66,441)     (286,901)         (15,620)
Withdrawals due to death benefits............     (1,057)       (6,670)                   (13,455)
                                               ----------   -----------   ----------   -----------      ----------
Net increase in net assets derived from
  policy transactions........................  2,387,519    16,073,690      884,007     3,097,508        1,513,261
                                               ----------   -----------   ----------   -----------      ----------
Total increase in net assets.................  2,900,949    19,248,122    1,753,669     8,088,074        1,705,095
NET ASSETS
  Beginning of year..........................  4,996,981     6,183,362    4,627,706    17,052,789        2,517,888
                                               ----------   -----------   ----------   -----------      ----------
  End of year................................  $7,897,930   $25,431,484   $6,381,375   $25,140,863      $4,222,983
                                               ==========   ===========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $   (56,416)   $  79,864    $   33,013    $  (21,581)    $   (90,562)
Net realized gain on investments...........       81,043       12,516        94,797        82,065         460,544
Net unrealized appreciation (depreciation)
  of investments during the year...........     (391,040)      (9,005)     (218,482)   (1,528,161)      1,151,963
                                             -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations...............................     (366,413)      83,375       (90,672)   (1,467,677)      1,521,945
                                             -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    3,692,178    1,320,768       883,387     3,474,642       6,837,744
Cost of insurance and administrative
  charges..................................   (1,145,513)    (371,619)     (246,420)     (677,362)     (1,662,591)
Surrenders and forfeitures.................     (268,757)    (100,365)      (28,046)      (58,433)       (334,781)
Transfers between investment portfolios....   (1,462,705)     321,170       539,670     2,962,129       4,643,633
Net withdrawals due to policy loans........     (101,019)     (20,808)      (32,784)      (81,551)       (221,848)
Withdrawals due to death benefits..........       (5,826)      (2,563)          (19)       (4,220)        (15,361)
                                             -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from
  policy transactions......................      708,358    1,146,583     1,115,788     5,615,205       9,246,796
                                             -----------    ----------   ----------    -----------    -----------
Total increase in net assets...............      341,945    1,229,958     1,025,116     4,147,528      10,768,741
NET ASSETS
  Beginning of year........................    8,092,459    3,147,177     1,756,052     2,216,381       7,964,072
                                             -----------    ----------   ----------    -----------    -----------
  End of year..............................  $ 8,434,404    $4,377,135   $2,781,168    $6,363,909     $18,732,813
                                             ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income...........  $  3,374,296    $    883,372    $   540,990    $   838,684    $    55,425    $    97,842
Net realized gain (loss) on
  investments...................     9,852,978                         (2,425)     1,731,006      2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments
  during the year...............    13,537,975                       (300,470)       471,597      1,516,075      1,157,029
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets from
  operations....................    26,765,249         883,372        238,095      3,041,287      4,112,403      2,700,366
                                  ------------    ------------    -----------    -----------    -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....    30,021,490      38,804,263      2,684,818      5,312,990      7,299,202      8,944,269
Cost of insurance and
  administrative charges........   (10,923,039)     (3,577,047)      (907,984)    (2,141,363)    (2,409,140)    (2,851,005)
Surrenders and forfeitures......    (8,868,122)       (807,207)      (593,919)    (1,485,140)    (1,084,540)      (949,465)
Transfers between investment
  portfolios....................    (6,972,133)    (27,374,079)      (359,010)      (488,185)      (814,283)       567,594
Net withdrawals due to policy
  loans.........................    (2,932,321)       (111,880)      (106,211)      (604,659)      (468,999)      (321,175)
Withdrawals due to death
  benefits......................      (361,511)         (9,285)       (12,934)       (95,250)       (24,597)       (66,791)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions..................       (35,636)      6,924,765        704,760        498,393      2,497,643      5,323,427
                                  ------------    ------------    -----------    -----------    -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................      (200,000)       (200,000)      (200,000)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Total increase in net assets....    26,529,613       7,608,137        742,855      3,539,680      6,610,046      8,023,793
NET ASSETS
  Beginning of year.............   142,260,937      17,012,579     10,427,454     26,976,006     19,287,880     23,966,392
                                  ------------    ------------    -----------    -----------    -----------    -----------
  End of year...................  $168,790,550    $ 24,620,716    $11,170,309    $30,515,686    $25,897,926    $31,990,185
                                  ============    ============    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $    (6,959)    $  (45,568)
Net realized gain on investments............................      230,886        132,042
Net unrealized depreciation of investments during the
  year......................................................     (195,315)      (166,103)
                                                              -----------     ----------
Net increase (decrease) in net assets from operations.......       28,612        (79,629)
                                                              -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      134,184      1,694,055
Cost of insurance and administrative charges................      (53,122)      (662,460)
Surrenders and forfeitures..................................      (64,059)      (111,668)
Transfers between investment portfolios.....................   (1,958,937)       932,017
Net withdrawals due to policy loans.........................       (2,908)       (90,247)
Withdrawals due to death benefits...........................                      (9,233)
                                                              -----------     ----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   (1,944,842)     1,752,464
                                                              -----------     ----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................     (110,372)       (50,000)
                                                              -----------     ----------
Total increase (decrease) in net assets.....................   (2,026,602)     1,622,835
NET ASSETS
  Beginning of year.........................................    2,026,602      4,789,762
                                                              -----------     ----------
  End of year...............................................      --          $6,412,597
                                                              ===========     ==========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                    FIDELITY                   FIDELITY
                                             EQUITY-      FIDELITY        HIGH       FIDELITY        ASSET       FIDELITY
                                             INCOME        GROWTH        INCOME      OVERSEAS       MANAGER      INDEX 500
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $ (269,872)   $ (302,178)   $ 248,670    $   21,833    $  793,090    $     7,976
Net realized gain on investments.........   1,870,111     3,823,966      192,860       187,975       858,187        404,196
Net unrealized appreciation of
  investments during the year............   4,422,987     4,278,695      264,260     1,243,579     2,110,829      3,054,102
                                           -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets from
  operations.............................   6,023,226     7,800,483      705,790     1,453,387     3,762,106      3,466,274
                                           -----------   -----------   ----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  20,410,261    27,775,181    3,074,003     5,377,187     8,617,164     11,388,269
Cost of insurance and administrative
  charges................................  (5,694,885)   (7,871,429)    (690,043)   (1,404,523)   (3,144,049)    (2,553,289)
Surrenders and forfeitures...............  (1,264,322)   (1,872,916)     (55,762)     (332,401)   (1,388,200)      (317,366)
Transfers between investment
  portfolios.............................   6,265,641     5,416,680    2,218,407     2,222,639    (2,961,158)     7,671,836
Net withdrawals due to policy loans......    (479,134)     (618,794)     (72,022)      (55,225)     (258,013)      (159,156)
Withdrawals due to death benefits........     (53,476)      (60,875)        (260)       (5,086)      (28,551)        (5,498)
                                           -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions....................  19,184,085    22,767,847    4,474,323     5,802,591       837,193     16,024,796
                                           -----------   -----------   ----------   -----------   -----------   -----------
Capital contribution from Provident
  Mutual Life Insurance Company..........                                                                            10,000
                                           -----------   -----------   ----------   -----------   -----------   -----------
Total increase in net assets.............  25,207,311    30,568,330    5,180,113     7,255,978     4,599,299     19,501,070
NET ASSETS
  Beginning of year......................  33,730,487    46,336,729    3,300,338     8,551,710    27,114,550      8,932,987
                                           -----------   -----------   ----------   -----------   -----------   -----------
  End of year............................  $58,937,798   $76,905,059   $8,480,451   $15,807,688   $31,713,849   $28,434,057
                                           ===========   ===========   ==========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                                  FIDELITY                 NEUBERGER     NEUBERGER       NEUBERGER
                                                 INVESTMENT    FIDELITY     & BERMAN     & BERMAN     & BERMAN LIMITED
                                                 GRADE BOND   CONTRAFUND    BALANCED      GROWTH       MATURITY BOND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $  81,754    $  (9,544)   $  52,328    $  (94,132)      $  100,104
Net realized gain (loss) on investments........     34,895        3,778      459,414     1,142,403           (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year..................    (18,365)     477,324     (266,601)      102,696          (25,538)
                                                 ----------   ----------   ----------   -----------      ----------
Net increase in net assets from operations.....     98,284      471,558      245,141     1,150,967           65,893
                                                 ----------   ----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................  2,130,821    1,896,133    1,626,992     6,888,258          785,194
Cost of insurance and administrative charges...   (507,709)    (242,291)    (624,216)   (2,046,331)        (171,297)
Surrenders and forfeitures.....................   (104,535)     (16,144)    (154,980)     (371,468)         (24,959)
Transfers between investment portfolios........  1,064,874    4,057,384      346,579     1,059,064          758,312
Net withdrawals due to policy loans............    (28,781)      (8,278)     (35,100)     (226,752)          (3,617)
Withdrawals due to death benefits..............     (2,694)                      (14)       (6,854)
                                                 ----------   ----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.................................  2,551,976    5,686,804    1,159,261     5,295,917        1,343,633
                                                 ----------   ----------   ----------   -----------      ----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                  25,000
                                                 ----------   ----------   ----------   -----------      ----------
Total increase in net assets...................  2,650,260    6,183,362    1,404,402     6,446,884        1,409,526
NET ASSETS
  Beginning of year............................  2,346,721           --    3,223,304    10,605,905        1,108,362
                                                 ----------   ----------   ----------   -----------      ----------
  End of year..................................  $4,996,981   $6,183,362   $4,627,706   $17,052,789      $2,517,888
                                                 ==========   ==========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                           WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                             TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $  (49,667)   $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments....     856,050       20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation)
  of investments during the year...........  (1,217,840)         410        121,836       90,708         173,011
                                             -----------   ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations...............................    (411,457)      70,954        176,404       87,352          96,580
                                             -----------   ----------    ----------    ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................   4,409,737    1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative
  charges..................................  (1,147,704)    (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.................    (213,245)     (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios....     472,972      425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans........     (49,208)      (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits..........        (412)      (1,767)          (235)
                                             -----------   ----------    ----------    ----------     ----------
Net increase in net assets derived from
  policy transactions......................   3,472,140    1,263,855        678,368    2,104,029       7,842,492
                                             -----------   ----------    ----------    ----------     ----------
Capital contribution from Provident Mutual
  Life Insurance Company...................                                               25,000          25,000
                                             -----------   ----------    ----------    ----------     ----------
Total increase in net assets...............   3,060,683    1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year........................   5,031,776    1,812,368        901,280           --              --
                                             -----------   ----------    ----------    ----------     ----------
  End of year..............................  $8,092,459    $3,147,177    $1,756,052    $2,216,381     $7,964,072
                                             ===========   ==========    ==========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $  2,947,592    $    716,274    $   494,496    $   905,006    $  (106,115)   $   (45,230)
Net realized gain on
  investments...................     9,105,358                          8,291        527,040        278,367        884,963
Net unrealized appreciation of
  investments during the year...    19,484,567                      1,104,331      3,731,246      1,711,032      1,765,475
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets
  from operations...............    31,537,517         716,274      1,607,118      5,163,292      1,883,284      2,605,208
                                  ------------    ------------    -----------    -----------    -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....    31,018,881      25,991,971      2,748,728      5,437,753      6,979,778      9,246,142
Cost of insurance and
  administrative charges........   (10,800,913)     (2,892,532)      (854,427)    (2,184,118)    (2,095,129)    (2,653,024)
Surrenders and forfeitures......    (6,000,652)       (483,482)      (459,150)    (1,593,554)      (741,748)      (749,885)
Transfers between investment
  portfolios....................    (3,728,068)    (18,394,049)        (5,935)    (1,219,218)       939,005       (706,696)
Net withdrawals due to
  policy loans..................    (2,394,343)       (216,018)      (159,387)      (166,162)      (463,436)      (428,384)
Withdrawals due to death
  benefits......................      (179,253)            (13)          (742)       (86,605)          (962)        (2,302)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................     7,915,652       4,005,877      1,269,087        188,096      4,617,508      4,705,851
                                  ------------    ------------    -----------    -----------    -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................                      (500,000)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Total increase in net assets....    39,453,169       4,222,151      2,876,205      5,351,388      6,500,792      7,311,059
NET ASSETS
  Beginning of year.............   102,807,768      12,790,428      7,551,249     21,624,618     12,787,088     16,655,333
                                  ------------    ------------    -----------    -----------    -----------    -----------
  End of year...................  $142,260,937    $ 17,012,579    $10,427,454    $26,976,006    $19,287,880    $23,966,392
                                  ============    ============    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
----------------------------------------------------------------------------------------
                                                              1996 SERIES    2006 SERIES
                                                              SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $  (15,715)    $  (33,081)
Net realized gain on investments............................      46,689        103,889
Net unrealized appreciation of investments during the
  year......................................................     105,560        942,915
                                                              ----------     ----------
Net increase in net assets from operations..................     136,534      1,013,723
                                                              ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................     343,230      1,330,797
Cost of insurance and administrative charges................    (138,727)      (557,882)
Surrenders and forfeitures..................................     (43,836)      (118,177)
Transfers between investment portfolios.....................       9,271        435,416
Net withdrawals due to policy loans.........................     (10,176)       (42,959)
Withdrawals due to death benefits...........................      (6,089)       (13,021)
                                                              ----------     ----------
Net increase in net assets derived from policy
  transactions..............................................     153,673      1,034,174
                                                              ----------     ----------
Total increase in net assets................................     290,207      2,047,897
NET ASSETS
  Beginning of year.........................................   1,736,395      2,741,865
                                                              ----------     ----------
  End of year...............................................  $2,026,602     $4,789,762
                                                              ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                FIDELITY                    FIDELITY                  FIDELITY                   FIDELITY
                                 EQUITY-      FIDELITY        HIGH       FIDELITY       ASSET       FIDELITY    INVESTMENT
                                 INCOME        GROWTH        INCOME      OVERSEAS      MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................  $  387,954    $ (110,156)   $  30,555    $ (25,173)   $  288,212    $  14,660    $   18,815
Net realized gain (loss)
  on investments.............     679,147        50,953        6,119       20,298       (74,582)      96,656        11,650
Net unrealized appreciation
  of investments during the
  year.......................   5,151,173     8,635,155      208,946      579,620     3,538,801    1,357,316       175,696
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Net increase in net assets
  from operations............   6,218,274     8,575,952      245,620      574,745     3,752,431    1,468,632       206,161
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................  13,095,871    17,511,135    1,445,564    3,784,564    10,792,167    4,239,917     1,185,287
Cost of insurance and
  administrative charges.....  (3,309,981)   (4,789,358)    (294,993)    (928,908)   (3,421,593)    (917,384)     (302,207)
Surrenders and forfeitures...    (472,892)     (862,489)     (37,516)    (109,478)   (1,270,363)    (258,007)      (19,498)
Transfers between investment
  portfolios.................   6,941,542     6,044,742    1,436,977    2,186,754    (3,131,839)   2,120,394       724,450
Net withdrawals due to
  policy loans...............    (527,820)     (732,057)     (11,036)    (116,872)     (272,150)    (126,445)      (43,336)
Withdrawals due to
  death benefits.............        (944)       (4,026)      (1,606)        (650)         (842)
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Net increase in net assets
  derived from policy
  transactions...............  15,725,776    17,167,947    2,537,390    4,815,410     2,695,380    5,058,475     1,544,696
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Total increase in net
  assets.....................  21,944,050    25,743,899    2,783,010    5,390,155     6,447,811    6,527,107     1,750,857
NET ASSETS
  Beginning of year..........  11,786,437    20,592,830      517,328    3,161,555    20,666,739    2,405,880       595,864
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
  End of year................  $33,730,487   $46,336,729   $3,300,338   $8,551,710   $27,114,550   $8,932,987   $2,346,721
                               ===========   ===========   ==========   ==========   ===========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                               VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                NEUBERGER     NEUBERGER       NEUBERGER                     VAN ECK         VAN ECK
                                 & BERMAN     & BERMAN     & BERMAN LIMITED      TCI       WORLDWIDE    GOLD AND NATURAL
                                 BALANCED      GROWTH       MATURITY BOND       GROWTH        BOND         RESOURCES
                                SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)......................  $  20,552    $  (37,491)      $   11,154      $ (17,326)   $  81,450       $   2,502
Net realized gain (loss) on
  investments.................     26,630       123,296            2,057         24,415        9,650          (2,771)
Net unrealized appreciation of
  investments during the
  year........................    425,461     1,361,959           44,428        558,573       60,522          76,939
                                ----------   -----------      ----------      ----------   ----------      ---------
Net increase in net assets
  from operations.............    472,643     1,447,764           57,639        565,662      151,622          76,670
                                ----------   -----------      ----------      ----------   ----------      ---------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...  1,179,627     4,320,950          436,960      2,085,717      756,804         418,351
Cost of insurance and
  administrative charges......   (478,895)   (1,153,245)         (99,801)      (491,728)    (179,695)       (130,611)
Surrenders and forfeitures....   (151,809)     (214,306)          (1,233)      (119,956)     (36,252)        (39,102)
Transfers between investment
  portfolios..................    415,228     2,575,178          495,684      1,896,269      507,453         179,444
Net withdrawals due to policy
  loans.......................    (56,816)     (129,622)          (2,306)       (35,265)     (25,846)         (8,641)
Withdrawals due to death
  benefits....................        (22)       (5,466)                           (502)
                                ----------   -----------      ----------      ----------   ----------      ---------
Net increase in net assets
  derived from policy
  transactions................    907,313     5,393,489          829,304      3,334,535    1,022,464         419,441
                                ----------   -----------      ----------      ----------   ----------      ---------
Total increase in net
  assets......................  1,379,956     6,841,253          886,943      3,900,197    1,174,086         496,111
NET ASSETS
  Beginning of year...........  1,843,348     3,764,652          221,419      1,131,579      638,282         405,169
                                ----------   -----------      ----------      ----------   ----------      ---------
  End of year.................  $3,223,304   $10,605,905      $1,108,362      $5,031,776   $1,812,368      $ 901,280
                                ==========   ===========      ==========      ==========   ==========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of sixteen Subaccounts: the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly TCI Growth) Subaccount invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources) and Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED

     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1997, the investments of the respective Separate Accounts/Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                      SHARES         COST      MARKET VALUE
-------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio................................   10,631,736  $156,957,462  $206,893,584
  Money Market Portfolio..........................   22,625,570   $22,625,570   $22,625,570
  Bond Portfolio..................................    1,229,106   $12,950,450   $13,495,581
  Managed Portfolio...............................    2,121,455   $28,107,582   $36,192,027
  Aggressive Growth Portfolio.....................    1,574,008   $25,802,723   $34,927,244
  International Portfolio.........................    2,848,062   $35,188,310   $38,762,124
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series.....................................   13,633,327    $7,302,281    $8,657,163
Variable Insurance Products Fund:
  Equity-Income Portfolio.........................    3,863,252   $72,866,951   $93,799,766
  Growth Portfolio................................    2,955,617   $82,122,692  $109,653,375
  High Income Portfolio...........................    1,126,829   $13,816,650   $15,302,332
  Overseas Portfolio..............................    1,270,832   $22,345,101   $24,399,967
Variable Insurance Products Fund II:
  Asset Manager Portfolio.........................    2,340,958   $35,131,680   $42,160,660
  Index 500 Portfolio.............................      629,993   $56,352,569   $72,064,851
  Investment Grade Bond Portfolio.................      628,816    $7,496,559    $7,897,930
  Contrafund Portfolio............................    1,275,400   $22,098,879   $25,431,484
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio..............................      358,504    $5,786,058    $6,381,375
  Growth Portfolio................................      823,211   $20,902,848   $25,140,863
  Limited Maturity Bond Portfolio.................      299,078    $4,136,198    $4,222,983
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation
     Portfolio....................................      871,323    $9,459,170    $8,434,404
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio................      398,283    $4,315,608    $4,377,135
  Van Eck Worldwide Hard Assets Portfolio.........      176,919    $2,812,372    $2,781,168
  Van Eck Worldwide Emerging Markets Portfolio....      578,537    $7,801,362    $6,363,909
Alger American Fund:
  Alger American Small Capitalization Portfolio...      428,179   $17,407,839   $18,732,813

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 1997, 1996 and 1995, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                MARKET STREET FUND, INC.
----------------------------------------------------------------------------------------------------------------------
                                             GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                     1997          1996          1995           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased................      803,570       831,901     1,059,897     23,511,707     19,129,435     13,655,624
Shares received from
  reinvestment of:
  Dividends.....................      228,102       265,374       256,696      1,161,384      1,024,419        871,001
  Capital gain distributions....    1,229,894       436,699       601,004
                                  -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired...........    2,261,566     1,533,974     1,917,597     24,673,091     20,153,854     14,526,625
Total shares redeemed...........     (960,812)     (904,010)     (565,932)   (25,932,218)   (12,978,261)   (10,536,224)
                                  -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in
  shares owned..................    1,300,754       629,964     1,351,665     (1,259,127)     7,175,593      3,990,401
Shares owned, beginning of
  year..........................    9,330,982     8,701,018     7,349,353     23,884,697     16,709,104     12,718,703
                                  -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year.......   10,631,736     9,330,982     8,701,018     22,625,570     23,884,697     16,709,104
                                  ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired.........  $37,696,907   $24,791,248   $27,059,436   $ 24,673,091   $ 20,153,854   $ 14,526,625
                                  ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed.........  $12,847,552   $11,787,104   $ 7,086,303   $ 25,932,218   $ 12,978,261   $ 10,536,224
                                  ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                       BOND PORTFOLIO                       MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     199,386      168,569      192,313      179,042      221,107      208,590
Shares received from reinvestment of:
  Dividends...............................      69,359       57,612       53,908       72,155       73,728       83,429
  Capital gain distributions..............                                             16,767       81,745        2,072
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     268,745      226,181      246,221      267,964      376,580      294,091
Total shares redeemed.....................     (87,869)    (127,216)     (74,556)    (226,374)    (198,824)    (204,288)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     180,876       98,965      171,665       41,590      177,756       89,803
Shares owned, beginning of year...........   1,048,230      949,265      777,600    2,079,865    1,902,109    1,812,306
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,229,106    1,048,230      949,265    2,121,455    2,079,865    1,902,109
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $2,847,336   $2,391,808   $2,538,587   $4,189,158   $5,201,624   $3,791,908
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $  938,352   $1,348,647   $  767,042   $2,579,637   $2,131,719   $2,171,165
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                AGGRESSIVE GROWTH PORTFOLIO              INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     257,235      263,500      336,867      542,095      520,713      524,968
Shares received from reinvestment of:
  Dividends...............................      13,532       13,575                    21,751       23,400        8,442
  Capital gain distributions..............       2,684      136,800        7,271      170,284       94,861       39,890
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     273,451      413,875      344,138      734,130      638,974      573,300
Total shares redeemed.....................     (97,819)    (125,277)     (62,003)    (271,615)    (117,063)    (141,765)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     175,632      288,598      282,135      462,515      521,911      431,535
Shares owned, beginning of year...........   1,398,376    1,109,778      827,643    2,385,547    1,863,636    1,432,101
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,574,008    1,398,376    1,109,778    2,848,062    2,385,547    1,863,636
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $5,541,378   $6,735,426   $5,631,340   $9,578,029   $8,077,706   $6,827,356
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $1,408,820   $1,641,455   $  841,580   $3,084,716   $1,210,942   $1,281,772
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                           THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND
                                                                        PROVIDENT MUTUAL SERIES A
----------------------------------------------------------------------------------------------------------------------
                                                           1996 SERIES                       2006 SERIES
----------------------------------------------------------------------------------------------------------------------
                                                       1996          1995          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased..................................      118,128       364,596     4,580,927     4,208,650    2,903,418
Shares received from reinvestment of:
  Dividends.......................................
  Capital gain distributions......................
                                                    -----------   -----------   -----------   -----------   ----------
Total shares acquired.............................      118,128       364,596     4,580,927     4,208,650    2,903,418
Total shares redeemed.............................   (2,181,298)     (217,641)   (2,294,572)   (1,223,768)    (935,891)
                                                    -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in shares owned...........   (2,063,170)      146,955     2,286,355     2,984,882    1,967,527
Shares owned, beginning of year...................    2,063,170     1,916,215    11,346,972     8,362,090    6,394,563
                                                    -----------   -----------   -----------   -----------   ----------
Shares owned, end of year.........................                  2,063,170    13,633,327    11,346,972    8,362,090
                                                    ===========   ===========   ===========   ===========   ==========
Cost of shares acquired...........................  $   117,132   $   345,561   $ 2,702,211   $ 2,317,522   $1,461,490
                                                    ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed...........................  $ 1,949,315   $   160,308   $ 1,068,989   $   528,531   $  353,785
                                                    ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                             VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------------------------------------------
                                             EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                        1997          1996          1995          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased...................      879,873     1,036,625       937,870       555,971       826,059       659,784
Shares received from reinvestment
  of:
  Dividends........................       52,772         2,918        30,564        16,709         4,794         5,481
  Capital gain distributions.......      265,326        83,648        42,404        74,791       121,056
                                     -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired..............    1,197,971     1,123,191     1,010,838       647,471       951,909       665,265
Total shares redeemed..............     (137,286)      (71,820)      (27,488)     (161,509)      (69,623)      (27,312)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned.......    1,060,685     1,051,371       983,350       485,962       882,286       637,953
Shares owned, beginning of year....    2,802,567     1,751,196       767,846     2,469,655     1,587,369       949,416
                                     -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year..........    3,863,252     2,802,567     1,751,196     2,955,617     2,469,655     1,587,369
                                     ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired............  $25,703,423   $21,875,240   $17,235,825   $21,882,557   $27,880,379   $17,731,718
                                     ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed............  $ 2,120,256   $ 1,105,790   $   427,894   $ 3,690,895   $ 1,605,197   $   608,521
                                     ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------
                                                   HIGH INCOME PORTFOLIO                    OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     529,057      479,606      232,086      406,870      372,206      316,944
Shares received from reinvestment of:
  Dividends...............................      53,162       25,643        4,088       16,746        6,165          971
  Capital gain distributions..............       6,571        5,016                    66,476        6,782          971
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     588,790      510,265      236,174      490,092      385,153      318,886
Total shares redeemed.....................    (139,313)    (108,022)      (9,155)     (58,309)     (47,671)     (19,077)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     449,477      402,243      227,019      431,783      337,482      299,809
Shares owned, beginning of year...........     677,352      275,109       48,090      839,049      501,567      201,758
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,126,829      677,352      275,109    1,270,832      839,049      501,567
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $7,427,218   $6,055,847   $2,687,554   $9,229,879   $6,786,632   $5,114,360
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $1,619,163   $1,154,715   $   98,892   $  946,549   $  774,233   $  303,825
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                              VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------
                                                ASSET MANAGER PORTFOLIO                   INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                            1997          1996         1995         1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      380,899      313,935      489,727       318,609       200,784       88,644
Shares received from reinvestment of:
  Dividends............................       72,745       65,522       33,935         3,902         1,531          868
  Capital gain distributions...........      182,481       54,028                      7,916         3,938          119
                                         -----------   ----------   ----------   -----------   -----------   ----------
Total shares acquired..................      636,125      433,485      523,662       330,427       206,253       89,631
Total shares redeemed..................     (168,401)    (277,449)    (305,140)      (19,452)       (5,225)     (14,435)
                                         -----------   ----------   ----------   -----------   -----------   ----------
Net increase in shares owned...........      467,724      156,036      218,522       310,975       201,028       75,196
Shares owned, beginning of year........    1,873,234    1,717,198    1,498,676       319,018       117,990       42,794
                                         -----------   ----------   ----------   -----------   -----------   ----------
Shares owned, end of year..............    2,340,958    1,873,234    1,717,198       629,993       319,018      117,990
                                         ===========   ==========   ==========   ===========   ===========   ==========
Cost of shares acquired................  $10,391,586   $6,753,590   $7,461,536   $33,442,553   $16,732,487   $5,976,098
                                         ===========   ==========   ==========   ===========   ===========   ==========
Cost of shares redeemed................  $ 2,437,871   $4,265,120   $4,552,526   $ 1,092,364   $   285,519   $  806,307
                                         ===========   ==========   ==========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT GRADE                    CONTRAFUND
                                                                  BOND PORTFOLIO                     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                          1997         1996         1995         1997          1996
----------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................     322,755      260,720      148,445       947,917      378,323
Shares received from reinvestment of:
  Dividends..........................................      26,504       10,256        2,620         3,925
  Capital gain distributions.........................                                              10,374
                                                       ----------   ----------   ----------   -----------   ----------
Total shares acquired................................     349,259      270,976      151,065       962,216      378,323
Total shares redeemed                                    (128,693)     (50,765)     (17,097)      (60,207)      (4,932)
                                                       ----------   ----------   ----------   -----------   ----------
Net increase in shares owned.........................     220,566      220,211      133,968       902,009      373,391
Shares owned, beginning of year......................     408,250      188,039       54,071       373,391
                                                       ----------   ----------   ----------   -----------   ----------
Shares owned, end of year............................     628,816      408,250      188,039     1,275,400      373,391
                                                       ==========   ==========   ==========   ===========   ==========
Cost of shares acquired..............................  $4,160,380   $3,229,467   $1,765,445   $17,279,465   $5,779,392
                                                       ==========   ==========   ==========   ===========   ==========
Cost of shares redeemed..............................  $1,505,536   $  560,842   $  190,284   $   886,624   $   73,354
                                                       ==========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                           NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------
                                                     BALANCED PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     110,201      108,736       74,181      184,992      263,886      228,427
Shares received from reinvestment of:
  Dividends...............................       4,936        5,238        2,584                       180          490
  Capital gain distributions..............      12,668       29,133          830       60,028       42,178        6,560
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     127,805      143,107       77,595      245,020      306,244      235,477
Total shares redeemed.....................     (59,986)     (36,401)     (20,656)     (83,282)     (55,459)     (10,148)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............      67,819      106,706       56,939      161,738      250,785      225,329
Shares owned, beginning of year...........     290,685      183,979      127,040      661,473      410,688      185,359
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................     358,504      290,685      183,979      823,211      661,473      410,688
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $2,121,797   $2,241,958   $1,276,739   $6,796,267   $7,625,308   $5,737,857
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $  892,244   $  570,955   $  322,244   $1,702,941   $1,295,598   $  244,085
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                 NEUBERGER & BERMAN ADVISERS                 AMERICAN CENTURY
                                                       MANAGEMENT TRUST                 VARIABLE PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                       LIMITED MATURITY                AMERICAN CENTURY VP CAPITAL
                                                        BOND PORTFOLIO                    APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                 1997         1996        1995        1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased............................     132,180      116,412     64,863      251,935      384,291      308,637
Shares received from reinvestment of:
  Dividends.................................      11,526        8,274      1,128                                    145
  Capital gain distributions................                                           19,341       68,178
                                              ----------   ----------   --------   ----------   ----------   ----------
Total shares acquired.......................     143,706      124,686     65,991      271,276      452,469      308,782
Total shares redeemed.......................     (23,837)     (20,824)    (6,437)    (190,232)     (80,668)     (13,168)
                                              ----------   ----------   --------   ----------   ----------   ----------
Net increase in shares owned................     119,869      103,862     59,554       81,044      371,801      295,614
Shares owned, beginning of year.............     179,209       75,347     15,793      790,279      418,478      122,864
                                              ----------   ----------   --------   ----------   ----------   ----------
Shares owned, end of year...................     299,078      179,209     75,347      871,323      790,279      418,478
                                              ==========   ==========   ========   ==========   ==========   ==========
Cost of shares acquired.....................  $1,969,915   $1,724,884   $932,610   $2,680,991   $4,986,969   $3,475,266
                                              ==========   ==========   ========   ==========   ==========   ==========
Cost of shares redeemed.....................  $  332,448   $  289,820   $ 90,095   $1,948,006   $  723,514   $  118,574
                                              ==========   ==========   ========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                  VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------------
                                                        VAN ECK WORLDWIDE                    VAN ECK WORLDWIDE
                                                          BOND PORTFOLIO                   HARD ASSETS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                  1997         1996         1995         1997        1996       1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased.............................     127,829      140,460      101,345       87,194     54,502     49,696
Shares received from reinvestment of:
  Dividends..................................       9,965        6,267        8,113        2,862        749        534
  Capital gain distributions.................                                              2,113        735
                                               ----------   ----------   ----------   ----------   --------   --------
Total shares acquired........................     137,794      146,727      109,458       92,169     55,986     50,230
Total shares redeemed........................     (23,040)     (25,888)      (9,283)     (20,277)   (13,461)   (18,610)
                                               ----------   ----------   ----------   ----------   --------   --------
Net increase in shares owned.................     114,754      120,839      100,175       71,892     42,525     31,620
Shares owned, beginning of year..............     283,529      162,690       62,515      105,027     62,502     30,882
                                               ----------   ----------   ----------   ----------   --------   --------
Shares owned, end of year....................     398,283      283,529      162,690      176,919    105,027     62,502
                                               ==========   ==========   ==========   ==========   ========   ========
Cost of shares acquired......................  $1,474,137   $1,593,168   $1,204,346   $1,503,036   $909,495   $674,277
                                               ==========   ==========   ==========   ==========   ========   ========
Cost of shares redeemed......................  $  235,174   $  258,769   $   90,782   $  259,438   $176,559   $255,105
                                               ==========   ==========   ==========   ==========   ========   ========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                VAN ECK WORLDWIDE
                                                                 INSURANCE TRUST            ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------
                                                                VAN ECK WORLDWIDE             ALGER AMERICAN
                                                                 EMERGING MARKETS          SMALL CAPITALIZATION
                                                                    PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                1997          1996          1997           1996
------------------------------------------------------------------------------------------------------------------
Shares purchased...........................................     465,094       177,883        241,101       207,020
Shares received from reinvestment of:
  Dividends................................................         702            19                            2
  Capital gain distributions...............................                                   12,008
                                                             ----------    ----------    -----------    ----------
Total shares acquired......................................     465,796       177,902        253,109       207,022
Total shares redeemed......................................     (64,711)         (450)       (19,603)      (12,349)
                                                             ----------    ----------    -----------    ----------
Net increase in shares owned...............................     401,085       177,452        233,506       194,673
Shares owned, beginning of year............................     177,452                      194,673
                                                             ----------    ----------    -----------    ----------
Shares owned, end of year..................................     578,537       177,452        428,179       194,673
                                                             ==========    ==========    ===========    ==========
Cost of shares acquired....................................  $6,428,901    $2,130,602    $10,432,636    $8,338,053
                                                             ==========    ==========    ===========    ==========
Cost of shares redeemed....................................  $  753,212    $    4,929    $   815,858    $  546,992
                                                             ==========    ==========    ===========    ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits, and (8) a risk charge for the guaranteed minimum death benefit. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted from the amount provided for investment annually. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                                                            MONEY
                                                                GROWTH      MARKET       BOND
                                                               SEPARATE    SEPARATE    SEPARATE
                                                               ACCOUNT     ACCOUNT     ACCOUNT
                                                               --------    --------    --------
Year ending December 31,
     1997..................................................     $3,041        $40       $1,390
     1996..................................................     $3,491       $146       $1,087
     1995..................................................    $12,376       $538       $1,846

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying consolidated statements of financial condition of Provident Mutual Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company adopted in 1996 Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 20, 1998

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    DECEMBER 31,
--------------------------------------------------------------------------------------
                                                                 1997          1996
--------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1997-$2,647,954;
     1996-$2,513,377).......................................  $2,758,069    $2,564,903
    Held to maturity, at amortized cost (market:
     1997-$455,776; 1996-$518,665)..........................     436,181       510,874
Equity securities, at market (cost: 1997-$22,706;
  1996-$27,770).............................................      23,818        23,809
Mortgage loans..............................................     663,285       708,982
Real estate.................................................      52,543        71,444
Policy loans and premium notes..............................     358,670       358,522
Other invested assets.......................................      14,546        20,781
Short-term investments......................................      18,519        60,407
                                                              ----------    ----------
Total Investments...........................................   4,325,631     4,319,722
                                                              ----------    ----------
Cash........................................................      17,985         5,551
Premiums due and deferred...................................      12,960        13,106
Investment income due and accrued...........................      73,997        74,212
Deferred acquisition costs..................................     629,635       602,587
Reinsurance recoverable.....................................     499,488       530,326
Separate account assets.....................................   2,284,118     1,510,101
Other assets................................................      77,059        68,045
                                                              ----------    ----------
Total Assets................................................  $7,920,873    $7,123,650
                                                              ==========    ==========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..............................  $4,344,591    $4,426,517
  Policyholders' funds......................................     146,871       149,106
  Policyholder dividends payable............................      33,258        32,697
  Other policy obligations..................................      16,638        20,332
                                                              ----------    ----------
  Total Policy Liabilities..................................   4,541,358     4,628,652
                                                              ----------    ----------
Expenses payable............................................      45,013        38,540
Taxes payable...............................................       3,047         2,129
Federal income taxes payable:
  Current...................................................      39,114        35,157
  Deferred..................................................      64,216        51,029
Separate account liabilities................................   2,279,124     1,505,990
Other liabilities...........................................     104,719       104,876
                                                              ----------    ----------
Total Liabilities...........................................   7,076,591     6,366,373
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Unassigned surplus..........................................     813,618       746,567
Net unrealized appreciation on securities...................      30,664        10,710
                                                              ----------    ----------
Total Capital and Surplus...................................     844,282       757,277
                                                              ----------    ----------
Total Liabilities, Capital and Surplus......................  $7,920,873    $7,123,650
                                                              ==========    ==========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                1997         1996         1995
-------------------------------------------------------------------------------------------------
REVENUES
Premiums....................................................  $220,952     $235,615     $255,509
Policy and contract charges.................................   106,449       73,873       63,387
Net investment income.......................................   331,524      333,938      336,827
Other income................................................    47,520       43,839       37,084
Net realized gains on investments...........................     2,360        7,873        3,691
                                                              --------     --------     --------
Total Revenues..............................................   708,805      695,138      696,498
                                                              --------     --------     --------
BENEFITS AND EXPENSES
Policy and contract benefits................................   234,117      241,042      228,143
Change in future policyholder benefits......................   122,463      130,147      145,545
Operating expenses..........................................    82,310       94,786       88,880
Amortization of deferred acquisition costs..................    73,582       56,092       63,666
Policyholder dividends......................................    65,736       65,184       64,943
Noninsurance commissions and expenses.......................    24,962       20,520       15,903
                                                              --------     --------     --------
Total Benefits and Expenses.................................   603,170      607,771      607,080
                                                              --------     --------     --------
Income Before Income Taxes..................................   105,635       87,367       89,418
Income tax expense (benefit):
  Current...................................................    35,971       (6,613)      39,817
  Deferred..................................................     2,613       12,441         (725)
                                                              --------     --------     --------
Total Income Tax Expense....................................    38,584        5,828       39,092
                                                              --------     --------     --------
Net Income..................................................  $ 67,051     $ 81,539     $ 50,326
                                                              ========     ========     ========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Capital and Surplus for the Years Ended December 31, 1997, 1996 and 1995 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                   NET
                                                                                UNREALIZED
                                                                               APPRECIATION        TOTAL
                                                                UNASSIGNED    (DEPRECIATION)    CAPITAL AND
                                                                 SURPLUS      ON SECURITIES       SURPLUS
-----------------------------------------------------------------------------------------------------------
Balance at January 1, 1995..................................     $614,702        $(32,089)       $582,613
  Net income................................................       50,326         --               50,326
  Change in unrealized appreciation (depreciation)..........       --              62,390          62,390
                                                                 --------        --------        --------
Balance at December 31, 1995................................      665,028          30,301         695,329
  Net income................................................       81,539         --               81,539
  Change in unrealized appreciation (depreciation)..........       --             (19,591)        (19,591)
                                                                 --------        --------        --------
Balance at December 31, 1996................................      746,567          10,710         757,277
  Net income................................................       67,051         --               67,051
  Change in unrealized appreciation (depreciation)..........       --              19,954          19,954
                                                                 --------        --------        --------
Balance at December 31, 1997................................     $813,618        $ 30,664        $844,282
                                                                 ========        ========        ========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                1997         1996         1995
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $  67,051    $  81,539    $  50,326
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to variable universal life and
      investment products...................................    108,773      117,038      117,873
    Policy fees assessed on variable universal life and
      investment products...................................   (106,449)     (73,873)     (63,387)
    Amortization of deferred policy acquisition costs.......     73,582       56,092       63,666
    Capitalization of deferred policy acquisition costs.....   (127,593)    (119,031)    (100,480)
    Deferred Federal income taxes...........................      2,613       12,441         (725)
    Depreciation and amortization expense...................      4,309        5,292        6,088
    Realized gains on investments...........................     (2,360)      (7,873)      (3,691)
    Change in investment income due and accrued.............        215          991        4,719
    Change in premiums due and deferred.....................        146        2,757          903
    Change in reinsurance recoverable.......................     30,838       14,173      (85,199)
    Change in policy liabilities and other policyholders'
      funds of traditional life products....................    (44,638)     (18,335)      86,570
    Change in other liabilities.............................        100        1,933       (6,047)
    Change in current Federal income taxes payable..........      3,786      (43,161)      13,934
    Other, net..............................................     (2,777)      (6,819)      (4,747)
                                                              ---------    ---------    ---------
        Net cash provided by operating activities...........      7,596       23,164       79,803
                                                              ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities...........................    370,224      285,514      249,231
    Equity securities.......................................      8,288        8,147       11,170
    Real estate.............................................     17,347       21,902       22,879
    Other invested assets...................................      7,424        6,078        7,210
  Proceeds from maturities of investments:
    Held to maturity securities.............................     96,045      109,582       84,601
    Available for sale securities...........................    207,455      165,980      146,547
    Mortgage loans..........................................     99,673      124,190      106,257
  Purchases of investments:
    Held to maturity securities.............................    (21,721)     (76,730)     (71,937)
    Available for sale securities...........................   (705,348)    (533,650)    (504,337)
    Equity securities.......................................     (7,052)      (2,966)      (4,966)
    Mortgage loans..........................................    (54,659)     (94,254)    (102,632)
    Real estate.............................................     (1,823)     (11,449)     (13,172)
    Other invested assets...................................     (1,807)        (127)      (3,976)
  Net withdrawals of separate account seed money............         29        5,985           --
  Policy loans and premium notes, net.......................       (148)       7,580       12,152
  Net sales (purchases) of short-term investments...........     41,888       35,983      (22,365)
                                                              ---------    ---------    ---------
        Net cash provided by (used in) investing
          activities........................................     55,815       51,765      (83,338)
                                                              ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits...    836,694      668,437      578,441
  Variable universal life and investment product
    withdrawals.............................................   (887,671)    (740,686)    (573,177)
                                                              ---------    ---------    ---------
        Net cash (used in) provided by financing
          activities........................................    (50,977)     (72,249)       5,264
                                                              ---------    ---------    ---------
        Net change in cash..................................     12,434        2,680        1,729
Cash, beginning of year.....................................      5,551        2,871        1,142
                                                              ---------    ---------    ---------
Cash, end of year...........................................  $  17,985    $   5,551    $   2,871
                                                              =========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $  31,805    $  36,329    $  24,109
                                                              =========    =========    =========
  Foreclosure of mortgage loans.............................  $   1,744    $   7,665    $  14,766
                                                              =========    =========    =========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company which conducts its business for the benefit of its policyholders.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     The Company sells individual traditional and variable life insurance products, annuities, and a variety of pension products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 10 states accounted for 72% of the Company's sales for the year ended December 31, 1997. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain traditional and variable life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

  Basis of Presentation

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated.

     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 87, "Employers' Accounting for Pensions,"

     -- SFAS 94, "Consolidation of All Majority-Owned Subsidiaries,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than
        Pensions,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for
        Long- Lived Assets to Be Disposed Of."

     The cumulative effective on policyholders' equity of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As a result of the change in accounting principles, net income for 1995 as previously reported, has been restated as follows (in millions):

----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
Net income, as previously reported..........................    $ 37.4
Effect of changing to a different basis of accounting:
  Deferred acquisition costs................................      36.8
  Net policyholder liabilities..............................     (32.2)
  Deferred income taxes.....................................        .7
  Adjustment in valuation of investments....................       8.5
  Retirement benefits.......................................       3.6
  Termination of real estate lease..........................      (8.9)
  Net income (SAP) of unconsolidated subsidiaries...........       4.5
  Other, net................................................       (.1)
                                                                ------
Net income, as adjusted.....................................    $ 50.3
                                                                ======

     As a result of the change in accounting principles, capital and surplus as of December 31, 1995 as previously reported, has been restated as follows (in millions):

----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
Balance at beginning of year, as previously reported........    $268.4
Add adjustment for the cumulative effect on prior years of
  applying retroactively the new basis of accounting:
  Deferred acquisition costs................................     530.0
  Net policyholder liabilities..............................    (161.1)
  Deferred income taxes.....................................     (34.0)
  Adjustment in valuation of investments....................     (12.2)
  Asset valuation reserve...................................      44.9
  Retirement benefits.......................................     (21.8)
  Other, net................................................        .5
                                                                ------
Balance at beginning of year, as adjusted...................     614.7
Net income..................................................      50.3
Add adjustment for the cumulative effect on prior years of
  applying accounting change -- securities..................     (32.1)
Change in unrealized gains (losses) on investment
  securities................................................      62.4
                                                                ------
Balance at end of year......................................    $695.3
                                                                ======

     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $58.4 million, $34.4 million and $37.4 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory surplus was $374.4 million and $343.1 million as of December 31, 1997 and 1996, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of related Federal income taxes and amortization of deferred acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. When a mortgage loan has been determined to be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Real estate is carried at cost, less encumbrances and accumulated depreciation. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of mortgage loans and totalled $13.1 million and $14.4 million at December 31, 1997 and 1996, respectively. Changes in the reserves are reflected as realized capital gains and losses.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 3.5% to 4.5%.

     Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued
     Variable Life and Investment-Type Products -- continued accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.8% to 9.1% in 1997.

     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.0% for 1997.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1997, 1996 and 1995 were $127.6 million, $119.0 million, and $100.5 million, respectively. Amortization of deferred policy acquisition costs was $73.6 million, $56.1 million and $63.7 million during 1997, 1996 and 1995, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1997, approximately 98% of the Company's in force life insurance business was written on a participating basis. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension and annuity contractholders, variable life insurance policyholders and several of the Company's retirement plans.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return. When the contractholder/policyholder bears the investment risk, separate account assets and liabilities are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1997 and 1996:

--------------------------------------------------------------------------------------------
                                                 DECEMBER 31, 1997       DECEMBER 31, 1996
--------------------------------------------------------------------------------------------
                                                  FAIR      CARRYING      FAIR      CARRYING
                                                 VALUE       VALUE       VALUE       VALUE
                                                   (IN MILLIONS)           (IN MILLIONS)
--------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale........................    $2,758.1    $2,758.1    $2,564.9    $2,564.9
  Held to maturity..........................      $455.8      $436.2      $518.7      $510.9
Equity securities...........................       $23.8       $23.8       $23.8       $23.8
Commercial mortgage loans...................      $726.0      $662.8      $740.6      $708.2
Residential mortgage loans..................         $.6         $.5         $.9         $.8
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts...............      $240.7      $234.3      $321.8      $316.9
Group annuities.............................    $1,345.8    $1,353.2    $1,101.8    $1,118.3
Supplementary contracts without life
  contingencies.............................       $30.8       $30.6       $31.4       $31.4
Individual annuities........................    $1,740.3    $1,799.6    $1,544.6    $1,597.5

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

  Guaranteed Interest Contracts

     The fair value of guaranteed interest contract liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $237.1 million and $240.9 million, respectively, at December 31, 1997 and $319.4 million and $322.4 million, respectively, at December 31, 1996.

  Group Annuities

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1997 and 1996 are as follows (in millions):

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $   53.4       $  2.0        $  .1       $   55.3
Obligations of states and political
  subdivisions................................      66.7          3.3           .2           69.8
Debt securities issued by foreign
  governments.................................       1.0           .1           --            1.1
Corporate securities..........................   2,257.1        104.2         10.8        2,350.5
Mortgage-backed securities....................     269.8         11.7           .1          281.4
                                                --------       ------        -----       --------
     Subtotal -- fixed maturities.............   2,648.0        121.3         11.2        2,758.1
Equity securities.............................      22.7          4.8          3.7           23.8
                                                --------       ------        -----       --------
          Total...............................  $2,670.7       $126.1        $14.9       $2,781.9
                                                ========       ======        =====       ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...    $ 17.3        $ 1.1         $ --         $ 18.4
Obligations of states and political
  subdivisions................................       9.1           .6           .1            9.6
Debt securities issued by foreign
  governments.................................       6.5           .8           --            7.3
Corporate securities..........................     393.9         19.1          2.5          410.5
Mortgage-backed securities....................       9.4           .6           --           10.0
                                                --------     --------      ---------     --------
          Total...............................    $436.2        $22.2        $ 2.6         $455.8
                                                ========     ========      =========     ========

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $   62.6        $ 2.2        $  .4       $   64.4
Obligations of states and political
  subdivisions................................      79.5          2.4          1.1           80.8
Debt securities issued by foreign
  governments.................................      12.4           .1           .7           11.8
Corporate securities..........................   2,070.2         66.4         23.9        2,112.7
Mortgage-backed securities....................     288.7          8.5          2.0          295.2
                                                --------     --------      ---------     --------
     Subtotal -- fixed maturities.............   2,513.4         79.6         28.1        2,564.9
Equity securities.............................      27.8          4.5          8.5           23.8
                                                --------     --------      ---------     --------
          Total...............................  $2,541.2        $84.1        $36.6       $2,588.7
                                                ========     ========      =========     ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...    $ 17.6        $  .8         $ .1         $ 18.3
Obligations of states and political
  subdivisions................................      11.3           .3           .1           11.5
Debt securities issued by foreign
  governments.................................       6.8           .5           --            7.3
Corporate securities..........................     464.8         10.1          4.2          470.7
Mortgage-backed securities....................      10.4           .5           --           10.9
                                                --------     --------      -------       --------
          Total...............................    $510.9        $12.2         $4.4         $518.7
                                                ========     ========      =======       ========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows (in millions):

-------------------------------------------------------------------------------------
                                                              AMORTIZED    ESTIMATED
                     AVAILABLE FOR SALE                         COST       FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................  $  110.2      $  110.6
Due after one year through five years.......................     653.3         674.2
Due after five years through ten years......................     739.8         768.8
Due after ten years.........................................   1,144.7       1,204.5
                                                              --------      --------
          Total.............................................  $2,648.0      $2,758.1
                                                              ========      ========

-------------------------------------------------------------------------------------
                                                              AMORTIZED    ESTIMATED
                      HELD TO MATURITY                          COST       FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................    $ 23.0        $ 23.0
Due after one year through five years.......................     110.7         114.2
Due after five years through ten years......................     181.3         190.5
Due after ten years.........................................     121.2         128.1
                                                              --------      --------
          Total.............................................    $436.2        $455.8
                                                              ========      ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1997, 1996 and 1995 are summarized as follows (in millions):

------------------------------------------------------------------------------------
                                                             1997     1996     1995
------------------------------------------------------------------------------------
Fixed maturities...........................................  $ 7.9    $ 6.0    $ 2.0
Equity securities..........................................   (3.8)      .3       .7
Mortgage loans.............................................    1.1     (1.4)      .2
Real estate................................................   (2.2)     2.8      2.9
Policy loans and premium notes.............................     --       .9       .1
Other invested assets......................................    (.6)     (.7)    (2.2)
                                                             -----    -----    -----
                                                             $ 2.4    $ 7.9    $ 3.7
                                                             =====    =====    =====

     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1997 and 1996 is summarized as follows (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) before
  adjustments for the following:............................  $111.2    $47.5
  Amortization of deferred policy acquisition costs.........   (64.0)   (31.0)
  Deferred Federal income taxes.............................   (16.5)    (5.8)
                                                              ------    -----
Net unrealized appreciation.................................  $ 30.7    $10.7
                                                              ======    =====

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this report, the Company transferred fixed income securities with a combined amortized cost of $172.3 million from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $24.2 million and an estimated fair value of $24.6 million was made from the available for sale portfolio to the held to maturity portfolio. The $.4 million difference between the amortized cost and the estimated fair value has been amortized to realized capital gains/losses.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Net investment income, by type of investment, is as follows for the years ending December 31, 1997, 1996 and 1995 (in millions):

-----------------------------------------------------------------------------------
                                                          1997      1996      1995
-----------------------------------------------------------------------------------
Gross investment income:
Fixed maturities:
  Available for sale...................................  $201.2    $193.5    $194.1
  Held to maturity.....................................    39.6      45.1      47.1
Equity securities......................................      .8       1.2       2.1
Mortgage loans.........................................    62.9      69.0      72.2
Real estate............................................    10.7      11.4      11.8
Policy loans and premium notes.........................    23.4      23.4      24.0
Other invested assets..................................     8.0       5.5       4.9
Short-term investments.................................     2.5       3.8       2.0
Other, net.............................................     (.2)       .5        .5
                                                         ------    ------    ------
                                                          348.9     353.4     358.7
Less investment expenses...............................   (17.4)    (19.5)    (21.9)
                                                         ------    ------    ------
Net investment income..................................  $331.5    $333.9    $336.8
                                                         ======    ======    ======

4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1997 and 1996 (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Impaired mortgage loans.....................................  $ 54.3    $65.5
Reserves....................................................    (6.4)    (7.2)
                                                              ------    -----
Net impaired mortgage loans.................................  $ 47.9    $58.3
                                                              ======    =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

4. MORTGAGE LOANS, CONTINUED
     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1997 and 1996 is as follows (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Balance at January 1........................................  $ 14.4    $16.2
Losses charged, net of recoveries...........................    (1.3)     (.5)
Releases due to foreclosures................................      --     (1.3)
                                                              ------    -----
Balance at December 31......................................  $ 13.1    $14.4
                                                              ======    =====

     The average recorded investment in impaired loans was $59.9 million and $66.7 million during 1997 and 1996, respectively. Interest income recognized on impaired loans during 1997, 1996 and 1995 was $4.9 million, $6.9 million and $7.3 million, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Real estate holdings are as follows at December 31, 1997 and 1996 (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Occupied by the Company.....................................  $ 32.0    $38.0
Foreclosed..................................................    18.8     28.0
Investment..................................................     1.7      5.4
                                                              ------    -----
                                                              $ 52.5    $71.4
                                                              ======    =====

     Depreciation expense was $3.0 million, $3.2 million and $4.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Accumulated depreciation for real estate totalled $12.6 million and $15.2 million at December 31, 1997 and 1996, respectively. Permanent impairment writedowns were $6.1 million, $1.3 million and $1.9 million for the years ended December 31, 1997, 1996 and 1995.

6. BENEFIT PLANS

     The Company maintains a funded noncontributory defined benefit pension plan that covers substantially all of its employees and a funded noncontributory defined contribution plan that covers substantially all of its agents. The Company's funding policy is to contribute annually the maximum amount deductible for Federal income tax purposes. The Company provides a contributory defined

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
contribution plan qualified under Section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.4 million, $2.6 million and $2.8 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     The status of the funded defined benefit pension plan and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
     Vested.................................................  $(73.7)   $(72.7)
     Nonvested..............................................    (3.6)     (2.7)
                                                              ------    ------
     Accumulated benefit obligation.........................   (77.3)    (75.4)
     Additional obligation for future salary increases......   (18.7)    (19.2)
                                                              ------    ------
       Projected benefit obligation.........................   (96.0)    (94.6)
Plan assets at fair value...................................   165.8     148.7
                                                              ------    ------
     Plan assets in excess of projected benefit
      obligation............................................    69.8      54.1
     Unrecognized transition asset..........................   (21.4)    (23.7)
     Unrecognized prior service cost........................      .5        .5
     Unrecognized net gain..................................   (31.0)    (16.4)
                                                              ------    ------
       Prepaid pension cost.................................  $ 17.9    $ 14.5
                                                              ======    ======

     The Company also sponsors several unfunded nonqualified defined benefit excess benefit, supplemental executive retirement and deferred compensation plans. The status of these unfunded defined

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
benefit plans and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Vested....................................................  $ (9.1)   $ (8.6)
  Nonvested.................................................    (4.1)     (2.9)
                                                              ------    ------
     Accumulated benefit obligation.........................   (13.2)    (11.5)
  Additional obligation for future salary increases.........    (7.4)     (5.2)
                                                              ------    ------
     Projected benefit obligation...........................   (20.6)    (16.7)
  Unrecognized transition obligation........................     3.8       4.2
  Unrecognized prior service cost...........................     3.2       3.4
  Unrecognized net loss.....................................     4.3       2.7
  Other, net................................................    (3.9)     (5.1)
                                                              ------    ------
     Accrued pension cost...................................  $(13.2)   $(11.5)
                                                              ======    ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1997 and 1996:

--------------------------------------------------------------------------
                                                              1997    1996
--------------------------------------------------------------------------
Discount rate...............................................  7.0%    7.5%
Expected rate of return on assets...........................  9.0%    9.0%
Rate of increase in salaries................................  5.0%    5.5%

     Net periodic pension benefit included the following components for the years ended December 31, 1997, 1996 and 1995 (in millions):

----------------------------------------------------------------------------------
                                                          1997      1996     1995
----------------------------------------------------------------------------------
Service cost...........................................  $  4.3    $  4.6    $ 4.2
Interest cost..........................................     8.3       8.1      8.0
Actual return on assets................................   (31.8)    (21.9)   (10.8)
Net amortization (deferral)............................    17.1       8.1     (1.6)
                                                         ------    ------    -----
  Net pension benefit..................................  $ (2.1)   $ (1.1)   $ (.2)
                                                         ======    ======    =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     In addition, the Company provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all of the Company's employees may become eligible for postretirement benefits if they reach normal retirement age while still working for the Company.

     The status of the postretirement benefit plans and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees and surviving spouses............................  $(23.4)   $(28.2)
  Fully eligible active employees...........................    (1.0)     (1.1)
  Other active employees....................................    (5.4)     (4.9)
                                                              ------    ------
     Total..................................................   (29.8)    (34.2)
Unrecognized amounts:
  Net gain..................................................   (16.0)    (12.1)
  Prior service cost........................................     7.0       7.5
                                                              ------    ------
     Total..................................................    (9.0)     (4.6)
                                                              ------    ------
Accrued postretirement benefit cost.........................  $(38.8)   $(38.8)
                                                              ======    ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1997 and 1996:

--------------------------------------------------------------------------
                                                              1997    1996
--------------------------------------------------------------------------
Discount rate...............................................  7.0%    7.5%
Rate of increase in salaries................................  5.0%    5.5%

     Net periodic postretirement benefit cost included the following components for the years ended December 31, 1997, 1996 and 1995 (in millions):

----------------------------------------------------------------------------------
                                                              1997    1996    1995
----------------------------------------------------------------------------------
Service cost................................................  $ .5    $ .4    $ .4
Interest cost...............................................   2.0     1.9     2.1
Net amortization and deferral...............................   (.4)    (.4)    (.5)
                                                              ----    ----    ----
  Net periodic postretirement benefit cost..................  $2.1    $1.9    $2.0
                                                              ====    ====    ====

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
increase the postretirement benefit obligation as of December 31, 1997 by $1.7 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1997 by $.1 million.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1997, the Company transferred $1.6 million of excess assets from the defined benefit pension plan to pay for 1997 qualified retiree health benefits. A transfer of excess assets in the amount of $1.6 million was made in December 1996 to pay for 1996 qualified retiree health benefits. In December 1995, excess assets totalling $1.6 million were transferred to pay for 1995 qualified retiree health benefits.

7. FEDERAL INCOME TAXES

     Beginning in 1996, the Company began filing a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. Prior to 1996, the Company filed separate consolidated Federal income tax returns for its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                           YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------
                                                            1997     1996     1995
-----------------------------------------------------------------------------------
Federal income tax at statutory rate.....................  $ 37.0    $30.6    $31.3
  Current year equity tax................................     8.8      8.5      8.0
  True down of prior years' equity tax...................    (8.0)    (5.1)    --
  Tax settlement.........................................    --      (28.3)    --
  Other..................................................      .8       .1      (.2)
                                                           ------    -----    -----
Provision for Federal income tax from operations.........  $ 38.6    $ 5.8    $39.1
                                                           ======    =====    =====

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the Statement of Operations was decreased by approximately $28.3 million which includes $15.9 million of interest, net of taxes.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

7. FEDERAL INCOME TAXES, CONTINUED
income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1997 and 1996 (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................  $196.5    $186.5
Prepaid pension asset.......................................     6.3       5.1
Net unrealized gain on available for sale securities........    16.5       5.8
                                                              ------    ------
     Total deferred tax liability...........................   219.3     197.4
                                                              ------    ------
DEFERRED TAX ASSET
Reserves....................................................   123.8     112.4
Employee benefit accruals...................................    14.1      14.1
Invested assets.............................................     8.3       4.3
Policyholder dividends......................................     8.1       7.9
Deferred rent...............................................     1.4       2.8
Other.......................................................     (.6)      4.9
                                                              ------    ------
     Total deferred tax asset...............................   155.1     146.4
                                                              ------    ------
Net deferred tax liability..................................  $ 64.2    $ 51.0
                                                              ======    ======

     Under current law, stock life insurance companies are taxed at current rates on distributions from the special surplus account for the benefit of policyholders designated "Policyholder Surplus" (the Account). The Tax Reform Act of 1984 eliminated further additions to the Account after December 31, 1983. PLACA's aggregate accumulation at December 31, 1983 was $2 million. The Company has no present plans to make any distributions which would subject the Account to current taxation.

     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 through 1992 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1993 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

8. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purposes of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life. A portion on individual fixed rate annuity business is also reinsured.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

8. REINSURANCE, CONTINUED
     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

     At December 31, 1997, there were $352.7 million of individual fixed annuity account values coinsured by the Company, or approximately 29.7% of total individual fixed annuity account values outstanding.

     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity (in millions):

----------------------------------------------------------------------------------------------
                                                          CEDED TO      ASSUMED
                                               GROSS        OTHER      FROM OTHER       NET
                                              AMOUNT      COMPANIES    COMPANIES      AMOUNT
----------------------------------------------------------------------------------------------
December 31, 1997:
Life insurance in force....................  $36,961.7    $7,549.1       $238.6      $29,651.2
                                             =========    ========       ======      =========
Premiums...................................  $   232.7    $   15.0       $  3.2      $   220.9
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  499.5       $  3.9
                                                          ========       ======

December 31, 1996:
Life insurance in force....................  $33,695.9    $6,559.3       $208.9      $27,345.5
                                             =========    ========       ======      =========
Premiums...................................  $   247.8    $   15.2       $  3.0      $   235.6
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  530.3       $  5.1
                                                          ========       ======

December 31, 1995:
Life insurance in force....................  $30,558.1    $5,829.8       $230.0      $24,958.3
                                             =========    ========       ======      =========
Premiums...................................  $   267.3    $   12.7       $   .9      $   255.5
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  544.5       $  5.3
                                                          ========       ======

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES

  Leases

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1998 and 2003. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rent payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1997, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

---------------------------------------------------------------------------------------
                                                            RENTAL     SUBLEASE RENTALS
                                                           PAYMENTS       RECEIVABLE
---------------------------------------------------------------------------------------
YEAR ENDING DECEMBER 31:
  1998...................................................   $13.9            $2.7
  1999...................................................     7.1              .5
  2000...................................................     4.1              .3
  2001...................................................     2.2              --
  2002...................................................     1.3              --
  Thereafter.............................................      .4              --
                                                            -----            ----
                                                            $29.0            $3.5
                                                            =====            ====

     Total related rent expense was $12.7 million, $18.4 million and $26.5 million in 1997, 1996 and 1995, respectively, which were net of sublease income of $1.9 million, $.5 million and $.3 million in 1997, 1996 and 1995, respectively.

     During 1995 the Company recorded a charge to operations for certain unused leased facilities in the amount of $8.9 million, net of anticipated sublease income.

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition.

     At December 31, 1997, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $18.2 million. The mortgage loan commitments, which expire

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Financial Instruments With Off-Balance-Sheet Risk -- continued through April 1998, totalled $14.4 million and were issued during 1997 at interest rates consistent with rates applicable on December 31, 1997. As a result, the fair value of these commitments approximates the face amount.

     The Company guarantees indebtedness of certain real estate partnerships of which it is an investor. Any estimated deficiencies between the amount of debt guaranteed and the partnerships' ability to service the debt is provided for in the asset valuation process through reserves or writedowns.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 239 treasury futures contracts with a dollar value of $25.2 million in 1997, 162 treasury futures contracts with a dollar value of $17.3 million in 1996, and 568 treasury futures contracts with a dollar value of $56.8 million in 1995. The approximate net losses generated from the hedge positions were $(.1) million for the year ended December 31, 1997, $(.3) million for the year ended December 31, 1996 and $(.1) million for the year ended December 31, 1995. There were no open hedge positions at December 31, 1997. The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1997.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totalling 105% of market value plus accrued interest is required. For equities, cash collateral totalling 105% of market value is required. There were no securities lending positions at December 31, 1997.

  Investment Portfolio Credit Risk

     Bonds

    The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $164.6 million and $162.2 million, respectively, in debt security investments (5.3% and 5.4%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

    Debt security investments with a carrying value at December 31, 1997 of $5.7 million were non-income producing for the year ended December 31, 1997.

    The Company had debt security investments in the financial services industry at both December 31, 1997 and 1996 that exceeded 5% of total assets.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- concluded

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Investment Portfolio Credit Risk -- continued
     Mortgage Loans

    The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

    At December 31, 1997, there was one significant mortgage loan totaling $3.2 million in which payments on principal and/or interest were over 90 days past due. There were no delinquent mortgage loans at December 31, 1996.

    The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's surplus.

  Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1997.

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, including sales practices, and as a result of the merger with Covenant which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $1.1 million, $1.6 million and $2.6 million in 1997, 1996 and 1995, respectively. Of those amounts, $.8 million, $.9 million and $1.8 million in 1997, 1996 and 1995, respectively, are creditable against future years' premium taxes.

10. SUBSEQUENT EVENT

     On January 5, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The proposed conversion plan has been submitted to the Insurance Department of the Commonwealth of Pennsylvania and is awaiting approval.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the Prospectus with items of Form N-8B-2.

     The Prospectus consisting of 51 pages.

     The undertaking to file reports.

     Rule 484 undertaking.

     Representations pursuant to Rule 6e-3(T).

     The signatures.


     The following exhibits:



                                 EXHIBIT INDEX



  EXHIBITS                                                                    PAGE
  --------                                                                    ----
  1.A.1.a.      Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account
 1.A.2.         None
 1.A.3.a.i.     Underwriting Agreement
 1.A.3.a.ii.    Amendment to Underwriting Agreement
 1.A.3.a.iii.   Amendment to Underwriting Agreement
 1.A.3.a.iv.    Amendment to Underwriting Agreement
 1.A.3.a.vi.    Amendment to Underwriting Agreement
 1.A.3.b.i.     PPGA's Agreement and Supplements
 1.A.3.b.ii.    PPA's Agreement and Supplements
 1.A.3.b.iii.   PGA's Agreement and Supplements
 1.A.3.b.iv.    Special Agent's Career Agreement and Supplement
 1.A.3.b.v.     Special Agent's Agreement
 1.A.3.b.vi.    Corporate Agent's Agreement and Supplement
 1.A.3.c.i.     PPGA Commission Schedules
 1.A.3.c.ii.    PPA Commission Schedules
 1.A.3.c.iii.   PGA Commission Schedules
 1.A.3.c.iv.    Commission Schedules for Variable Life Insurance Products
                for Agents under Special Career Agent's Career Agreement

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.3.c.v.     Commission Schedules for Variable Life Insurance Products
                for Agents under Special Agent's Agreement
 1.A.3.c.vi.    Commission Schedules for Variable Life Insurance Products
                for Corporate Agents with Special Agent's Career Agreement
 1.A.3.d.       Form of Selling Agreement between 1717 Capital Management
                Company and Broker/Dealers
 1.A.4.         None
 1.A.5.         Modified Premium Variable Life Insurance Policy Forms (C111,
                C111A, C112 & C112A)
 1.A.5.a.       Disability Waiver of Premium Rider -- at issue (C545)
 1.A.5.b.       Disability Waiver of Premium Rider -- after issue (C550)
 1.A.5.c.       Guaranteed Purchase Option Rider (C645)
 1.A.5.d.       Variable Loan Interest Rate Rider (C744VL)
 1.A.5.e.       Qualify as part of Section 403(b) Rider (C827)
 1.A.5.f.       Accelerated Death Benefit Rider (C/D904)
 1.A.5.g.       Change from Fixed to Variable Loan Interest Rate Rider
                (14918VL)
 1.A.5.h.       Increasing Death Benefit Rider (C310)
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company
 1.A.7.         None
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust
 1.A.9.         None
 1.A.10.        Form of Application
 1.A.10.a.      Supplemental Application for Modified Premium
 a.A.10.b.      Initial Allocation Selection
 2.             See Exhibit 1.A.5.
 3.A.           Consent of Adam Scaramella, Esquire
 3.B.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 4.             None
 5.             Inapplicable
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of Coopers & Lybrand L.L.P., Independent Accountants
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for Policies
 9.             Powers of Attorney
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company
10.d.           Sales Agreement between Neuberger & Berman Advisers
                Management Trust and Provident Mutual Life Insurance
                Company
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated
27.             Inapplicable


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 5, filed on May 1, 1998, File No. 33-65512.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 1ST DAY OF MAY, 1998.


                                          PROVIDENT MUTUAL LIFE INSURANCE
                                            COMPANY

                                          By:       /s/  ROBERT W. KLOSS

                                            ------------------------------------
                                                      ROBERT W. KLOSS
                                                  Chief Executive Officer


Attest:                /s/  JAMES
POTTER

---------------------------------

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                 /s/  ROBERT W. KLOSS               Chief Executive Officer               May 1, 1998
------------------------------------------------      (Principal Executive Officer)
                ROBERT W. KLOSS

                /s/  MARY LYNN FINELLI              Executive Vice President and          May 1, 1998
------------------------------------------------      Chief Financial Officer
               MARY LYNN FINELLI                      (Principal Financial Officer)

                /s/  LINDA M. SPRINGER              Vice President and Controller         May 1, 1998
------------------------------------------------      (Principal Accounting Officer)
               LINDA M. SPRINGER

                                   *                Director                              May 1, 1998
------------------------------------------------
                 EDWARD R. BOOK

                                   *                Director                              May 1, 1998
------------------------------------------------
                DOROTHY M. BROWN

                                   *                Director                              May 1, 1998
------------------------------------------------
                ROBERT J. CASALE

                                   *                Director                              May 1, 1998
------------------------------------------------
             NICHOLAS DEBENEDICTUS

                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                                   *                Director                              May 1, 1998
------------------------------------------------
               PHILIP C. HERR, II

                                   *                Director                              May 1, 1998
------------------------------------------------
                J. RICHARD JONES

                                   *                Director                              May 1, 1998
------------------------------------------------
                JOHN P. NEAFSEY

                                   *                Director                              May 1, 1998
------------------------------------------------
                 CHARLES L. ORR

                                   *                Director                              May 1, 1998
------------------------------------------------
                DONALD A. SCOTT

                                   *                Director                              May 1, 1998
------------------------------------------------
              JOHN J. F. SHERRERD

                                   *                Director                              May 1, 1998
------------------------------------------------
               HAROLD A. SORGENTI



*By: WILLIAM P. LOESCHE


     ----------------------

     WILLIAM P. LOESCHE


     Attorney-in-fact



Pursuant to Power of Attorney

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 1st day of May, 1998.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                     (Registrant)

                                      By:  PROVIDENT MUTUAL LIFE INSURANCE
                                           COMPANY
                                                       (DEPOSITOR)

                                      By:         /s/  ROBERT W. KLOSS

                                         ---------------------------------------
                                                     ROBERT W. KLOSS
                                                 Chief Executive Officer


Attest:                         /s/  JAMES
POTTER

------------------------------------------

                                 EXHIBIT INDEX


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
  1.A.1.a.      Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account
 1.A.3.a.i.     Underwriting Agreement
 1.A.3.a.ii.    Amendment to Underwriting Agreement
 1.A.3.a.iii.   Amendment to Underwriting Agreement
 1.A.3.a.iv.    Amendment to Underwriting Agreement
 1.A.3.a.vi.    Amendment to Underwriting Agreement
 1.A.3.b.i.     PPGA's Agreement and Supplements
 1.A.3.b.ii.    PPA's Agreement and Supplements
 1.A.3.b.iii.   PGA's Agreement and Supplements
 1.A.3.b.iv.    Special Agent's Career Agreement and Supplement
 1.A.3.b.v.     Special Agent's Agreement
 1.A.3.b.vi.    Corporate Agent's Agreement and Supplement
 1.A.3.c.i.     PPGA Commission Schedules
 1.A.3.c.ii.    PPA Commission Schedules
 1.A.3.c.iii.   PGA Commission Schedules
 1.A.3.c.iv.    Commission Schedules for Variable Life Insurance Products
                for Agents under Special Career Agent's Career Agreement
 1.A.3.c.v.     Commission Schedules for Variable Life Insurance Products
                for Agents under Special Agent's Agreement
 1.A.3.c.vi.    Commission Schedules for Variable Life Insurance Products
                for Corporate Agents with Special Agent's Career Agreement
 1.A.3.d.       Form of Selling Agreement between 1717 Capital Management
                Company and Broker/Dealers
 1.A.5.         Modified Premium Variable Life Insurance Policy Forms (C111,
                C111A, C112 & C112A)
 1.A.5.a.       Disability Waiver of Premium Rider -- at issue (C545)
 1.A.5.b.       Disability Waiver of Premium Rider -- after issue (C550)
 1.A.5.c.       Guaranteed Purchase Option Rider (C645)
 1.A.5.d.       Variable Loan Interest Rate Rider (C744VL)
 1.A.5.e.       Qualify as part of Section 403(b) Rider (C827)
 1.A.5.f.       Accelerated Death Benefit Rider (C/D904)
 1.A.5.g.       Change from Fixed to Variable Loan Interest Rate Rider
                (14918VL)

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.5.h.       Increasing Death Benefit Rider (C310)
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust
 1.A.10.        Form of Application
 1.A.10.a.      Supplemental Application for Modified Premium
 a.A.10.b.      Initial Allocation Selection
 3.A.           Consent of Adam Scaramella, Esquire
 3.B.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of Coopers & Lybrand L.L.P., Independent Accountants
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for Policies
 9.             Powers of Attorney
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company
10.d.           Sales Agreement between Neuberger & Berman Advisers Management
                Trust and Provident Mutual Life Insurance Company
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated
27.             Inapplicable


---------------